                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07447

                              Virtus Insight Trust
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                            Greenfield, MA 06103-4506
               (Address of principal executive offices) (Zip code)

                               Kevin J. Carr, Esq.
    Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
                                100 Pearl Street
                             Hartford, CT 06103-4506
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                   (GRAPHIC)

ANNUAL REPORT

EQUITY FUNDS

Virtus Balanced Allocation Fund
Virtus Core Equity Fund
Virtus Emerging Markets Opportunities Fund
Virtus Value Equity Fund

FIXED INCOME FUNDS

Virtus High Yield Income Fund
Virtus Intermediate Government Bond Fund
Virtus Intermediate Tax-Exempt Bond Fund
Virtus Short/Intermediate Bond Fund
Virtus Tax-Exempt Bond Fund

MONEY MARKET FUNDS

Virtus Insight Government Money Market Fund
Virtus Insight Money Market Fund
Virtus Insight Tax-Exempt Money Market Fund

December 31, 2010
TRUST NAME: VIRTUS INSIGHT TRUST

                                                                       (GRAPHIC)
                   Eligible shareholders can sign up for eDelivery at Virtus.com

NOT FDIC INSURED
NO BANK GUARANTEE
MAY LOSE VALUE

                                   TABLE OF CONTENTS

Message to Shareholders                                                                             1
Key Investment Terms                                                                                2
Disclosure of Fund Expenses                                                                         4
Footnote Legend                                                                                    30

                                                                                                SCHEDULE
                                                                                      FUND         OF
FUND                                                                                SUMMARY   INVESTMENTS
----                                                                                -------   -----------
   Virtus Balanced Allocation Fund ("Balanced Allocation Fund")                         6          31
   Virtus Core Equity Fund ("Core Equity Fund")                                         8          36
   Virtus Emerging Markets Opportunities Fund
      ("Emerging Markets Opportunities Fund")                                          10          38
   Virtus Value Equity Fund ("Value Equity Fund")                                      12          40
   Virtus High Yield Income Fund ("High Yield Income Fund")                            14          42
   Virtus Intermediate Government Bond Fund
      ("Intermediate Government Bond Fund")                                            16          46
   Virtus Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt Bond Fund")      18          48
   Virtus Short/Intermediate Bond Fund ("Short/Intermediate Bond Fund")                20          50
   Virtus Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")                                22          53
   Virtus Insight Government Money Market Fund
      ("Insight Government Money Market Fund")                                         24          56
   Virtus Insight Money Market Fund ("Insight Money Market Fund")                      26          57
   Virtus Insight Tax-Exempt Money Market Fund
      ("Insight Tax-Exempt Money Market Fund")                                         28          59
Statements of Assets and Liabilities                                                               62
Statements of Operations                                                                           64
Statements of Changes in Net Assets                                                                66
Financial Highlights                                                                               70
Notes to Financial Statements                                                                      76
Report of Independent Registered Public Accounting Firm                                            90
Tax Information Notice                                                                             91
Consideration of Advisory and Sub-Advisory Agreements by The Board of Trustees                     92
Fund Management Tables                                                                             94

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

     The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2010, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION

     The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the funds under the Virtus Insight Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund's record and other pertinent information.

                             MESSAGE TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS OF VIRTUS MUTUAL FUNDS:

(Photo Of George R. Aylward)

As they reviewed 2010, economists and market strategists reflected on the tailwinds that propelled the economy and the headwinds that kept us from realizing a full recovery.

Propelling the economy during 2010 were some very positive tailwinds. The U.S. economy picked up steam in the second half of 2010, and real consumer spending rose for the year, providing a hint that American consumers might be feeling more optimistic about the end of the recession. Businesses invested in new equipment and capital projects, and corporate profits continued to improve. The Federal Reserve Bank added a second dose of quantitative easing to encourage a continuation of the rebound.

But there were stiff headwinds as well. In the U.S., the unemployment rate remained near the 10 percent mark - a historically high level - for much of the year, and the housing market, which fueled growth earlier in the decade, remained in the doldrums. In addition, while emerging markets in some parts of the globe were a bright spot for many investors, there were also serious concerns about the ability of the Euro zone to manage the debt crisis in Greece, the banking crisis in Ireland, and the possibility that other weak European Union countries might crumble.

Nevertheless, the equity markets seemed to reflect the positive tailwinds during much of the year. The Dow Jones Industrial Average(R) ended the year at 11,577, up 14.1 percent, and the Standard & Poor's 500(R) Index closed out 2010 at 1,257, up 15.1 percent. In fact, the S&P's 86 percent rebound from its 12-year low on March 9, 2009, at the depths of the recession, is the biggest increase for a comparable 22-month period since 1955, perhaps a positive omen for future growth.

So will tailwinds or headwinds be more dominant in 2011? That may not matter to you if your portfolio is properly positioned to succeed in any market cycle. Review your investment objectives and risk tolerance with your financial advisor and together plan your approach for the new year. We hope your investments continue to include mutual funds available from Virtus. For a complete list of our investment options, please visit us at or call our customer service line at 1-800-243-1574.

On behalf of the entire team at Virtus Investment Partners, and the investment professionals at our affiliated managers and subadvisers, we look forward to serving you in 2011.

Sincerely,


/s/ George R. Aylward
George R. Aylward
President, Virtus Mutual Funds

February 2011

                              KEY INVESTMENT TERMS

ADR (AMERICAN DEPOSITARY RECEIPT)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

BALANCED ALLOCATION FUND COMPOSITE INDEX

A composite index consisting of 60% Russell 1000 Index and 40% Barclays U.S. Capital Aggregate Bond Index.

BARCLAYS CAPITAL INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX

The Barclays Capital Intermediate U.S. Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of four to five years. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. HIGH YIELD 2% ISSUER CAPPED BOND INDEX

Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

The Barclays Capital U.S. Intermediate Government Bond Index measures intermediate-term bonds issued by the U.S. Treasury, government agencies, and quasi-federal corporations with maturities ranging from 1 to 9.99 years. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. MUNICIPAL BOND INDEX

The Barclays Capital U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis.

BARCLAYS CAPITAL U.S. MUNICIPAL BOND: 3-15 YEAR INDEX

The Barclays Capital U.S. Municipal Bond: 3-15 Year Index is an unmanaged index of investment grade municipal bonds with maturities of 3-15 years. The index is calculated on a total return basis.

BOFA MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX

The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

BUILD AMERICA BONDS ("BABS")

Taxable municipal bonds that feature tax credits and/or federal subsidies for bondholders and state and local government bond issuers. Build America Bonds
(BABs) were introduced in 2009 as part of the American Recovery and Reinvestment Act which was created to stimulate the economy through individual and corporate tax cuts, leniency in unemployment benefits, increased domestic spending, and increased social welfare funding.

FEDERAL RESERVE (THE "FED")

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

GROSS DOMESTIC PRODUCT (GDP)

An important measure of a country's economic performance, GDP is the total market value of all final goods and services produced in a country during any quarter or year.

HIGH YIELD INCOME LINKED BENCHMARK

Consists of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, a capitalization-weighted index which measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Total index allocation to an individual issuer is limited to 2%. Performance of the High Yield Income Linked Benchmark prior to 5/18/2010 is that of the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index. The index is calculated on a total return basis, is unmanaged and not available for direct investment.

MSCI EMERGING MARKETS INDEX

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in 21 emerging market countries. The index is calculated on a total return basis with gross dividends reinvested.

PIK (PAYMENT-IN-KIND SECURITY)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (REAL ESTATE INVESTMENT TRUST)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) INDEX

The Russell 1000(R) Index is a market capitalization-weighted index of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX

The Russell 1000(R) Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX

The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPONSORED ADR (AMERICAN DEPOSITARY RECEIPT)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

                              VIRTUS INSIGHT TRUST
                     DISCLOSURE OF FUND EXPENSES (UNAUDITED)
         FOR THE SIX-MONTH PERIOD OF JULY 1, 2010 TO DECEMBER 31, 2010

     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Insight Trust Fund (the "Fund") you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares, Class A shares and Exchange shares of the Money Market Funds are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund's costs in two ways.

ACTUAL EXPENSES

     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

EXPENSE TABLE

                              Beginning           Ending        Annualized   Expenses Paid
                            Account Value     Account Value       Expense        During
                             July 1, 2010   December 31, 2010      Ratio        Period*
                            -------------   -----------------   ----------   -------------
BALANCED ALLOCATION FUND
ACTUAL
Class I                       $1,000.00         $1,156.10          0.86%         $ 4.67
Class A                        1,000.00          1,154.40          1.11            6.03
Class C                        1,000.00          1,150.10          1.86           10.08
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,020.82          0.86            4.39
Class A                        1,000.00          1,019.54          1.11            5.67
Class C                        1,000.00          1,015.72          1.86            9.49
CORE EQUITY FUND
ACTUAL
Class I                       $1,000.00         $1,209.00          1.04%         $ 5.79
Class A                        1,000.00          1,207.60          1.29            7.18
Class C                        1,000.00          1,203.40          2.04           11.33
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,019.90          1.04            5.31
Class A                        1,000.00          1,018.63          1.29            6.58
Class C                        1,000.00          1,014.80          2.04           10.41
EMERGING MARKETS OPPORTUNITIES FUND
ACTUAL
Class I                       $1,000.00         $1,232.90          1.42%         $ 7.99
Class A                        1,000.00          1,229.90          1.68            9.44
Class C                        1,000.00          1,224.80          2.43           13.63
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,017.96          1.42            7.25
Class A                        1,000.00          1,016.63          1.68            8.58
Class C                        1,000.00          1,012.81          2.43           12.40
VALUE EQUITY FUND
ACTUAL
Class I                       $1,000.00         $1,216.90          0.99%         $ 5.53
Class A                        1,000.00          1,215.70          1.24            6.93
Class C                        1,000.00          1,211.60          1.99           11.09
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,020.16          0.99            5.05
Class A                        1,000.00          1,018.88          1.24            6.33
Class C                        1,000.00          1,015.05          1.99           10.16
HIGH YIELD INCOME FUND
ACTUAL
Class I                       $1,000.00         $1,095.80          0.87%         $ 4.60
Class A                        1,000.00          1,094.30          1.12            5.91
Class C                        1,000.00          1,090.20          1.87            9.85
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,020.77          0.87            4.44
Class A                        1,000.00          1,019.49          1.12            5.72
Class C                        1,000.00          1,015.66          1.87            9.55
INTERMEDIATE GOVERNMENT BOND FUND
ACTUAL
Class I                       $1,000.00         $1,002.40          0.65%         $ 3.28
Class A                        1,000.00          1,001.10          0.90            4.54
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,021.89          0.65            3.32
Class A                        1,000.00          1,020.62          0.90            4.59

                              VIRTUS INSIGHT TRUST
              DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONTINUED)
          FOR THE SIX-MONTH PERIOD OF JULY 1, 2010 TO DECEMBER 31, 2010

EXPENSE TABLE

                              Beginning           Ending        Annualized   Expenses Paid
                            Account Value     Account Value       Expense        During
                             July 1, 2010   December 31, 2010      Ratio        Period*
                            -------------   -----------------   ----------   -------------
INTERMEDIATE TAX-EXEMPT BOND FUND
ACTUAL
Class I                       $1,000.00         $1,001.10          0.60%         $ 3.03
Class A                        1,000.00            999.80          0.85            4.28
Class C                        1,000.00            996.00          1.60            8.05
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,022.15          0.60            3.06
Class A                        1,000.00          1,020.87          0.85            4.34
Class C                        1,000.00          1,017.04          1.60            8.17
SHORT/INTERMEDIATE BOND FUND
ACTUAL
Class I                       $1,000.00         $1,023.30          0.70%         $ 3.57
Class A                        1,000.00          1,022.00          0.95            4.84
Class C                        1,000.00          1,018.20          1.70            8.65
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,021.64          0.70            3.57
Class A                        1,000.00          1,020.36          0.95            4.85
Class C                        1,000.00          1,016.53          1.70            8.68
TAX-EXEMPT BOND FUND ACTUAL
Class I                       $1,000.00          $ 987.20          0.60%         $ 3.01
Class A                        1,000.00            986.90          0.85            4.26
Class C                        1,000.00            983.10          1.60            8.00
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,022.15          0.60            3.06
Class A                        1,000.00          1,020.87          0.85            4.34
Class C                        1,000.00          1,017.04          1.60            8.17

EXPENSE TABLE

                              Beginning           Ending        Annualized   Expenses Paid
                            Account Value     Account Value       Expense        During
                             July 1, 2010   December 31, 2010      Ratio        Period*
                            -------------   -----------------   ----------   -------------
INSIGHT GOVERNMENT MONEY MARKET FUND ACTUAL
Class I                       $1,000.00         $1,000.30          0.22%          $1.11
Class A                        1,000.00          1,000.10          0.26            1.31
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,024.09          0.22            1.12
Class A                        1,000.00          1,023.88          0.26            1.33
INSIGHT MONEY MARKET FUND
ACTUAL
Class I                       $1,000.00         $1,000.90          0.19%          $0.96
Class A                        1,000.00          1,000.10          0.36            1.81
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,024.24          0.19            0.97
Class A                        1,000.00          1,023.37          0.36            1.84
INSIGHT TAX-EXEMPT MONEY MARKET FUND
ACTUAL
Class I                       $1,000.00         $1,000.40          0.19%          $0.96
Class A                        1,000.00          1,000.10          0.26            1.31
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
Class I                        1,000.00          1,024.24          0.19            0.97
Class A                        1,000.00          1,023.88          0.26            1.33

* EXPENSES ARE EQUAL TO THE FUNDS' ANNUALIZED EXPENSE RATIO WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS
     (184) EXPENSES WERE ACCRUED IN THE MOST RECENT FISCAL HALF- YEAR, THEN DIVIDED BY 365 DAYS TO REFLECT THE ONE-HALF YEAR PERIOD.

     THE FUNDS MAY INVEST IN OTHER FUNDS. THE ANNUALIZED EXPENSE RATIOS NOTED ABOVE DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE UNDERLYING FUNDS. IF SUCH FEES AND EXPENSES HAD BEEN INCLUDED, THE EXPENSES WOULD HAVE BEEN HIGHER.

     YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, REFER TO THE PROSPECTUS.

                                                                 TICKER SYMBOLS:
                                                                  I Share: HIBLX
                                                                  A Share: HIBZX
                                                                  C Share: PBCIX

EQUITY FUNDS

VIRTUS BALANCED ALLOCATION FUND

- VIRTUS BALANCED ALLOCATION FUND (THE "FUND") is diversified and has an investment objective to seek to provide current income and capital appreciation.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 14.28%, Class A shares returned 13.88% and Class C shares returned 13.04%. For the same period, the Russell 1000(R) Index, a broad-based equity index, returned 16.10% and the Barclays Capital U.S. Aggregate Bond Index, which is a broad-based fixed income index, returned 6.54%. The Fund's Composite Index, which is the Fund's style-specific index appropriate for comparison, returned 12.74%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKETS PERFORM DURING THE FUND'S FISCAL YEAR?

EQUITIES:

- The broad domestic equity market continued its post-March 2009 upward surge, with the year ending up strongly as shown by the 2010 rise in the Russell 1000 Index of 16% and the rise in the Russell 2000 Index of 27%.

- Growth issues moderately outperformed value, most prominently in small-cap issues. The best area was small-cap growth, up 29% for 2010, while large-cap value, although up nearly 15.5% for the year, trailed the domestic equity classes.

FIXED INCOME:

- In the year following 2009's enthusiastic return to the risk markets and the associated positive returns, the trend continued in 2010, albeit at a more subdued level.

- Against this backdrop of the continued attraction to risk, high yield was again the best performing sector with commercial mortgages and corporates joining high yield with meaningful excess returns.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund's performance relative to the market benchmarks can vary for several reasons; 1) because of the allocation to the major asset classes of stocks and bonds; 2) the allocation to sectors of the market within the major asset classes and 3) issue selection across the portfolio.

- In terms of asset allocation between stocks and bonds, the Fund was slightly underweight equities, about 0.5% on average, throughout the year. Equities performed well relative to bonds but since the underweight is small, this underexposure detracted from performance relative to the benchmark by a very small amount.

- The equities held, in aggregate, outperformed the benchmark and thus contributed to relative outperformance. Both large-cap and small-cap equities outperformed, contributing a majority of the Fund's outperformance.

- Fixed income performance also contributed to the Fund's excess return above the benchmark. Research supports an above-benchmark exposure to securitized assets, especially in the front end of the curve, and in the continued risk-friendly market of 2010, this strategy contributed to outperformance.

- Issue selection in the fixed income portfolio was favorable, especially in the securitized assets sectors.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK. INVESTING IN THE SECURITIES OF SMALL AND MID-SIZED COMPANIES INVOLVES GREATER RISKS AND PRICE VOLATILITY THAN LARGER, MORE ESTABLISHED COMPANIES. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Common Stocks                                   61%
   Information Technology                13%
   Financials                             9
   Health Care                            8
   All Other Sectors                     31
Mortgage-Backed Securities                      13
Corporate Bonds                                  9
U.S. Government Securities                       4
Asset-Backed Securities                          2
U.S. Agency Obligations                          1
Other (includes short-term investments
   and securities lending collateral)           10
                                               ---
Total                                          100%
                                               ===

For information regarding the indexes and certain investment terms, see the Key
                      Investment Terms starting on page 2.

EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/10

                                                                            Inception    Inception
                                             1 year   5 years   10 years   to 12/31/10      Date
                                             ------   -------   --------   -----------   ---------
CLASS I SHARES                               14.28%    3.33%      4.65%          --            --
CLASS A SHARES AT NAV(2)                     13.88     3.06       4.39           --            --
CLASS A SHARES AT POP(3,4)                    7.33     1.85       3.77           --            --
CLASS C SHARES AT NAV2 AND CDSC(4)           13.04       --         --         2.78%      6/26/06
RUSSELL 1000(R) INDEX                        16.10     2.59       1.83       NOTE 5            --
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    6.54     5.80       5.84       NOTE 6            --
BALANCED ALLOCATION FUND COMPOSITE INDEX     12.74     4.28       3.80       NOTE 7            --
FUND EXPENSE RATIOS(8): I SHARES: GROSS 0.93%, NET 0.88%; A SHARES 1.13%; C SHARES 1.88%.

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.

4 "CDSC" (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR CERTAIN REDEMPTIONS OF CLASS A SHARES AND ALL REDEMPTIONS OF CLASS C SHARES ARE 1% WITHIN THE FIRST YEAR AND 0% THEREAFTER.

5    THE INDEX RETURNED 2.41% FOR CLASS C SHARES SINCE THE INCEPTION DATE
     (6/26/06).

6    THE INDEX RETURNED 6.75% FOR CLASS C SHARES SINCE THE INCEPTION DATE
     (6/26/06).

7    THE INDEX RETURNED 4.58% FOR CLASS C SHARES SINCE THE INCEPTION DATE
     (6/26/06).

8 THE EXPENSE RATIOS OF THE FUND, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE MAY 1, 2010, AND AS SUPPLEMENTED AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER OF CLASS I SHARES SHAREHOLDER SERVICING FEES WHICH MAY DISCONTINUE AT ANY TIME. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS BEGINNING ON PAGE 70 FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                              (PERFORMANCE GRAPH)



For information regarding the indexes and certain investment terms, see the Key
                      Investment Terms starting on page 2.

                                                                 TICKER SYMBOLS:
                                                                  I Share: HGRIX
                                                                  A Share: HGRZX
                                                                  C Share: PICCX

EQUITY FUNDS

VIRTUS CORE EQUITY FUND

- VIRTUS CORE EQUITY FUND (THE "FUND") is diversified and has an investment objective to seek to provide capital appreciation.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 10.76%, Class A shares returned 10.48% and Class C shares returned 9.68%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.06%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The equity markets rallied at the start of the period driven by signs that the U.S. economic recovery is gaining modest traction. The markets were encouraged that many leading economic indexes support the view of continued economic growth. Expectations were for the U.S. economy to continue its slow recovery despite continued weakness in the job and housing markets. During the middle of the period, governmental activity dominated. The eventual passage of a contentious U.S. healthcare reform package, concerns over the sustainability of the global economic recovery, U.S. financial regulation reform and concerns over potential European sovereign debt defaults weighed heavily on the equity markets during the period. As investors fled risky assets, volatility returned to the stock market, leaving the S&P 500(R) Index down. However, in the latter half of the year, fears of a possible double-dip recession had begun to subside. Fueled by new signs of economic stabilization, the stock markets staged a powerful rally in the last calendar year quarter with many broad market indices generating positive returns for the period. In addition, U.S. mid-term elections in November lead to a change in political control of the House Representatives. The markets applauded this political change and rallied further on the results. The Fed announced additional bond purchasing stimulus second quarter measures and Congress passed an extension of the Bush era tax cuts, all in an effort to sustain the economic recovery.

- Looking forward, the financial markets should continue to be affected by a host of unresolved economic issues, including high unemployment, restrained consumer spending and troubled state and local government finances. However, businesses are beginning to see early tangible signs of the economic growth. Earnings are expected to grow but at a more sustainable rate; valuation multiples could expand as investor fears dissipate. Volatility will not likely be absent as both political and Eurozone risks remain. The stock market will likely continue to be impacted by the government's ability to use its fiscal measures and policies to support economic expansion.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- During the period, the portfolio underperformed the S&P 500 Index. Both issue selection and sector allocation detracted on results. In terms of sectors, the overweight in Materials and an underweight in Consumer Staples benefited the portfolio. Strong issue selection in Consumer Discretionary contributed significantly to performance whereas Technology and Energy detracted. Stocks that contributed positively to results (on a weighted contribution basis) were Apple Inc., Del Monte Foods, Freeport-McMoRan Copper and Gold, Joy Global and TRW Automotive whereas Western Digital, Google Inc. and Medco Health Solutions Inc. detracted.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS OBJECTIVE.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Information Technology                    16%
Health Care                               13
Consumer Discretionary                    12
Energy                                    11
Financials                                11
Industrials                                7
Materials                                  7
Other (includes short-term investments
   and securities lending collateral)     23
                                         ---
Total                                    100%
                                         ---

For information regarding the indexes and certain investment terms, see the Key
                      Investment Terms starting on page 2.

EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/10

                                                                    Inception     Inception
                                     1 year   5 years   10 years   to 12/31/10       Date
                                     ------   -------   --------   -----------   ------------
CLASS I SHARES                        10.76%    1.64%     1.60%         --              --
CLASS A SHARES AT NAV(2)              10.48     1.40      1.36          --              --
CLASS A SHARES AT POP(3,4)             4.13     0.20      0.76          --              --
CLASS C SHARES AT NAV2 AND CDSC(4)     9.68       --        --        0.70%        6/26/06
S&P 500(R) INDEX                      15.06     2.29      1.42        NOTE 5            --

FUND EXPENSE RATIOS(6): I SHARES: GROSS 1.08%, NET 1.03%; A SHARES 1.28%; C SHARES 2.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

5    The index returned 2.29% for Class C shares since the inception date
     (6/26/06).

6 The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time. Gross Expenses: Do not reflect the effect of voluntary fee waiver. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                               (performance graph)

                              (plot point to come)

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

EQUITY FUNDS

                                                                 TICKER SYMBOLS:
                                                                  I Share: HIEMX
                                                                  A Share: HEMZX
                                                                  C Share: PICEX

VIRTUS EMERGING MARKETS OPPORTUNITIES FUND

- VIRTUS EMERGING MARKETS OPPORTUNITIES FUND (THE "FUND") is diversified and has an investment objective to seek to provide capital appreciation.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 28.15%, Class A shares returned 27.82% and Class C shares returned 26.88%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.06% and the MSCI Emerging Markets Free Index, which is the Fund's style-specific benchmark, returned 18.88%.

ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- It was a good year for the global economy and financial markets. We saw the pace of manufacturing accelerate, corporate profits increase, consumer and business confidence improve, and financial markets deliver better performance than many investors had expected at the beginning of the year. While economic recovery appears to be gaining momentum, structural issues remain in both developing and developed economies. In emerging countries, which made some of the largest contributions to global growth during the year, we have seen strong capital inflows and rising inflation. Late in 2010, China, India, and Brazil initiated a variety of tightening measures designed to cool their overheating economies. It remains the case that what happens in the developed world will have a large impact on the developing world. At the end of 2010, government debt in developed countries was about 50 percent greater than in 2007. Leading economists disagree about whether higher interest rates signal improved growth prospects or increased concern about poor government finances. We continue to monitor and internally debate the potential pitfalls to global growth; however, in our investment process we remain steadfast in our search for companies that have the potential to deliver superior returns regardless of macroeconomic circumstances.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Over the full year, strong weightings in Brazilian companies, and good stock selection made Brazil the country with the largest contribution to relative performance in the portfolio. Souza Cruz, Ambev, and CETIP made positive contributions to relative and absolute performance. The portfolio's lack of exposure to Petrobras also helped relative performance in Brazil. The company raised about $70 billion in the world's largest share sale in 2010. It is interesting to note that this will increase Petrobras' weighting in the MSCI Brazil Index to approximately 20 percent. This increase was not the result of share price appreciation, but dilution of current shareholders' value.

- The portfolio's holdings in India made attractive contributions to relative and absolute performance during the Fund's fiscal year. HDFC Bank, Housing Development Finance Corp., and ITC made attractive performance contributions during the year.

- The Fund's significant overweight and stock selection made Consumer Staples the best performing sector in the Fund during the fiscal year. Souza Cruz, Ambev, and ITC helped relative and absolute performance.

- Strong stock selection helped make Financial companies amongst one of the top performers during the Fund's fiscal year. Specifically, India's Housing Development Finance Corp. Bank and Housing Development Finance Corp., Brazil's CETIP and Mexico's Banco Compartamos, were top performers during the Fund's fiscal year.

- The Fund's holdings in Israel were the largest detractor from relative and absolute performance during the Fund's fiscal year. Elbit Systems Ltd. detracted from performance contributions during the year.

- The Fund's holdings in South Korea made positive contributions to absolute performance, but hurt relative performance during the year. The positive relative contributions of Kangwon Land and NHN Corp were offset by the weaker performance of Yuhan Corp.

- During the year, Industrials companies were a positive contributor to absolute performance; however the sector detracted from relative performance during the year. The positive relative contributions of John Keells Holdings PLC, Jain Irrigation Systems Ltd., and Weg S/A were offset by the weaker performance of Beijing Enterprises Holdings Ltd., Elbit Systems Ltd., and Bharat Heavy Electricals Ltd.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector's performance more than a Fund with broader sector diversification. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Consumer Staples                          35%
Financials                                24
Information Technology                     9
Consumer Discretionary                     6
Industrials                                6
Utilities                                  5
Materials                                  4
Other (includes short-term investments
and securities lending collateral)        11
                                         ---
Total                                    100%
                                         ---

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/10

                                                                    Inception     Inception
                                     1 year   5 years   10 years   to 12/31/10       Date
                                     ------   -------   --------   -----------   ------------
CLASS I SHARES                        28.15%   12.89%    15.59%         --            --
CLASS A SHARES AT NAV(2)              27.82    12.61     15.32          --            --
CLASS A SHARES AT POP(3,4)            20.47    11.28     14.64          --            --
CLASS C SHARES AT NAV2 AND CDSC(4)    26.88       --        --        13.24%         6/26/06
S&P 500(R) INDEX                      15.06     2.29      1.42        NOTE 5          --
MSCI EMERGING MARKETS INDEX           18.88     12.78    15.89        NOTE 6          --

FUND EXPENSE RATIOS(7): I SHARES: GROSS 1.49%, NET 1.44%; A SHARES 1.69%; C SHARES 2.44%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

5    The index returned 2.29% for Class C shares since the inception date
     (6/26/06).

6    The index returned 14.16% for Class C shares since the inception date
     (6/26/06).

7 The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time. Gross Expenses: Do not reflect the effect of voluntary fee waiver. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                               (performance graph)

                              (plot point to come)

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

EQUITY FUNDS
                                                                 TICKER SYMBOLS:
                                                                  I Share: HEQIX
                                                                  A Share: HIEZX
                                                                  C Share: PIQCX

VIRTUS VALUE EQUITY FUND

- VIRTUS VALUE EQUITY FUND (THE "FUND") is diversified and has an investment objective to seek to provide capital appreciation and current income.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 13.71%, Class A shares returned 13.41% and Class C shares returned 12.68%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 15.06% and the Russell 1000(R) Value Index, which is the Fund's style-specific benchmark, returned 15.51%.

ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The equity markets rallied at the start of the period driven by signs that the U.S. economic recovery is gaining modest traction. The markets were encouraged that many leading economic indexes support the view of continued economic growth. Expectations were for the U.S. economy to continue its slow recovery despite continued weakest in the job and housing markets. During the middle of the period, governmental activity dominated. The eventual passage of a contentious U.S. healthcare reform package, concerns over the sustainability of the global economic recovery, U.S. financial regulation reform and concerns over potential European sovereign debt defaults weighed heavily on the equity markets during the period. As investors fled risky assets, volatility returned to the stock market, leaving the S&P 500 Index down. However, in the latter half of the year, fears of a possible double-dip recession had begun to subside. Fueled by new signs of economic stabilization, the stock markets staged a powerful rally in the last calendar year quarter with many broad market indices generating positive returns for the period. In addition, U.S. mid-term elections in November lead to a change in political control of the House Representatives. The markets applauded this political change and rallied further on the results. The Fed announced additional bond purchasing stimulus (QE2) measures and Congress passed an extension of the Bush era tax cuts, all in an effort to sustain the economic recovery.

- Looking forward, the financial markets should continue to be affected by a host of unresolved economic issues, including high unemployment, restrained consumer spending and troubled state and local government finances. However, businesses are beginning to see early tangible signs of the economic growth. Earnings are expected to grow but at a more sustainable rate; valuation multiples could expand as investor fears dissipate. Volatility will not likely be absent as both political and euro zone risks remain. The stock market will likely continue to be impacted by the government's ability to use its fiscal measures and policies to support economic expansion.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- During the period, the portfolio underperformed the Russell 1000 Value Index. Issue selection benefited performance whereas sector allocation detracted on results. In terms of sectors, the overweight in Materials, Consumer Discretionary and Energy and an underweight in Consumer Staples and Utilities benefited the fund. Strong issue selection in Consumer Discretionary, Materials, Health Care and Energy contributed significantly to the performance whereas Technology, Industrials and Financials detracted. Stocks that contributed positively to results (on a weighted contribution basis) were Del Monte Food, National Oilwell Varco, Joy Global, Endo Pharmaceuticals and TRW Automotive whereas Western Digital, Raytheon Co., Computer Science and Bank of America detracted.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Financials                                23%
Energy                                    14
Health Care                               14
Consumer Discretionary                    10
Industrials                                7
Information Technology                     6
Materials                                  6
Other (includes short-term investments
and securities lending collateral)        20
                                         ---
Total                                    100%
                                         ---

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2

EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/10

                                                                    Inception     Inception
                                     1 year   5 years   10 years   to 12/31/10       Date
                                     ------   -------   --------   -----------   ------------
CLASS I SHARES                        13.71%     1.50%      3.51%      --             --
CLASS A SHARES AT NAV(2)              13.41      1.25       3.26       --             --
CLASS A SHARES AT POP(3,4)             6.89      0.06       2.65       --             --
CLASS C SHARES AT NAV(2) AND
   CDSC(4)                            12.68        --         --     -0.18%         6/26/06
S&P 500(R) INDEX                      15.06      2.29       1.42      NOTE 5          --
RUSSELL 1000(R) VALUE INDEX           15.51      1.28       3.26      NOTE 6          --

FUND EXPENSE RATIOS(7): I SHARES: GROSS 1.03%, NET 0.98%; A SHARES 1.23%; C SHARES 1.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

5    The index returned 2.29% for Class C shares since the inception date
     (6/26/06).

6    The index returned 0.22% for Class C shares since the inception date
     (6/26/06).

7 The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time. Gross Expenses: Do not reflect the effect of voluntary fee waiver. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                               (performance graph)

                              (plot point to come)

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

                                                                 TICKER SYMBOLS:
                                                                  I Share: HHYIX
                                                                  A Share: HHYZX
                                                                  C Share: PYHCX

VIRTUS HIGH YIELD INCOME FUND

- VIRTUS HIGH YIELD INCOME FUND (THE "FUND") is diversified and has an investment objective to seek to provide a high level of total return through a combination of income and capital appreciation.


- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 13.24%, Class A shares returned 12.84% and Class C shares returned 12.01%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 6.54% and the High Yield Income Linked Benchmark, which is the Fund's style-specific benchmark, returned 14.89%.

ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?


- The High Yield Market posted strong performance for the fiscal year ended December 31, 2010. The market continued to build on the recovery that started in 2009, aided by falling interest rates, with credit spreads tightening over the calendar year.

- Demand for high yield assets remained strong as investors continued to seek out yield in a low interest rate environment.

- Default rates continued to fall as a result of a general improvement in corporate balance sheets and a record new issue market that allowed borrowers to term out maturing debt at favorable interest rates.

- Risk appetite remained healthy in 2010, as CCC and lower rated bonds outperformed their less risky kin with a return of 18.42%, versus BBs at 14.93% and Bs at 13.99%(1).

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The outperformance of lower rated bonds coupled with an underweight to the benchmark's top performing industries were the primary factors affecting the Fund's performance.

FACTORS AFFECTING THE FUND'S PERFORMANCE

- Sector Positioning - The Fund benefited from its underweighted exposure to Utilities and its security selection in the Energy and Building Materials sectors. Conversely, its underweight and selection in Technology and Financial firms and name selection in Gaming detracted from performance.

- Credit Quality - The Fund is underweight the riskiest CCC & below rated securities which outperformed the market in 2010.

- Cash Levels - Cash balances are actively managed with a view to remaining fully invested. However, minimal average cash balances are unavoidable and represent a drag on performance in these types of markets.

- Overall, the Fund is positioned to provide a relatively stable return profile through low default experience, high levels of diversification with no out-sized positions and a focus on superior risk adjusted returns.

Effective May 18, 2010, HIM Monegy, Inc. became subadviser to the Fund.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. Investing internationally involves additional risks such as currency, political, accounting, economic and market risk.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Corporate Bonds                           96%
Consumer Discretionary                    22%
Energy                                    18
Industrials                               14
Telecommunication Services                 9
All Others                                33
Other (includes short-term investments)    4
                                         ---
Total                                    100%
                                         ---

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS
VIRTUS HIGH YIELD INCOME FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/10

                                                                 Inception    Inception
                                             1 year   5 years   to 12/31/10      Date
                                             ------   -------   -----------   ---------
CLASS I SHARES                               13.24%     4.93%      7.07%       9/20/02
CLASS A SHARES AT NAV(2)                     12.84      4.69        5.45       5/17/04
CLASS A SHARES AT POP(3,4)                    8.61      3.90        4.84       5/17/04
CLASS C SHARES AT NAV(2) AND CDSC(4)         12.01        --        4.52       6/26/06
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    6.54      5.80      Note 5            --
HIGH YIELD INCOME LINKED BENCHMARK(7)        14.89      8.90      Note 6            --

FUND EXPENSE RATIOS(8): I SHARES: GROSS 0.93%, NET 0.88%; A SHARES 1.13%; C SHARES 1.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit virtus.com for performance data current to the most recent month-end.

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of class a shares and all redemptions of class c shares are 1% within the first year and 0% thereafter.

(5) The index returned 5.04% for class i shares, 5.52% for class a shares and 6.75% for class c shares since the inception date of each class.

(6) The index returned 10.87% for class i shares, 9.06% for class a shares and 9.46% for class c shares since the inception date of each class.

(7) The Barclays Capital U.S. High Yield Bond 2% Issuer Capped Index, the fund's former style-specific benchmark, returned 14.94% for the one year period.

(8) The expense ratios of the fund, both net and gross are set forth according to the prospectus for the fund effective may 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of class i shares shareholder servicing fees which may discontinue at any time. Gross Expenses: Do Not reflect the effect of voluntary fee waiver. see the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on September 20, 2002 (inception date of the class) in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS                                               TICKER SYMBOLS:
                                                                  I Share: HIGIX
VIRTUS INTERMEDIATE GOVERNMENT BOND FUND                          A Share: HIGZX

- VIRTUS INTERMEDIATE GOVERNMENT BOND FUND (THE "FUND") is diversified and has an investment objective to seek to provide a high level of current income, consistent with preservation of capital.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 4.39% and Class A shares returned 4.13%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 6.54% and the Barclays Capital U.S. Intermediate Government Bond Index, which is the Fund's style specific benchmark, returned 4.98%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- The year 2010 proved to be a roller coaster ride for bond investors. Early in the year, rates remained quite stable due to a moderating economy; however, as governmental policies meant to stimulate growth expired, the economic data slowed rather significantly. This sluggish data along with remerging deflation fears and concerns surrounding European financial stability triggered a meaningful flight to quality and yields fell nearly 150 basis points over the course of the next six months. By late summer the Fed determined another round of Quantitative easing was necessary to reduce double dip fears and plans were put in place for the purchase of up to $600 billion of Treasuries by June 2011. With that news along with reduced European financial crisis concerns, deflation fears were replaced by thoughts the Fed might not tighten in time to stave off future inflation, reversing yield movement and causing rates to rise nearly 85 basis points off the lows. The sudden backup in rates in the fourth quarter resulted in negative Treasury returns of -2.64% for the period. Despite the strong pullback late in the year, the Treasury market delivered a healthy annual return of 5.87%, much higher than anticipated at the start of the year. The spread sectors posted strong nominal and excess returns in 2010 as investor demand for additional yield along with declining supplies drove performance.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- The Fund adopted a defensive duration position for the year, given its high exposure to Treasury securities which offered much less coupon protection as a defense against rising rates. The midyear rally, however, worked against the Fund's position and it lagged its benchmark index. Mitigating the lower exposure to interest rate movements was the Fund's exposure to government spread product. The Fund's allocation to agency debt, as well as government guaranteed mortgages, both residential and commercial, positively added to the yearly performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

The guarantee on U.S. government securities applies only to the underlying securities of the fund's portfolio, and not to the value of the fund's shares. As interest rates rise, existing bond prices fall and can cause the value of an investment in the fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

U.S. Government Agency Obligations         47%
Mortgage-Backed Securities                 29
U.S. Government Securities                 21
Other (includes short-term investments)     3
                                          ---
Total                                     100%
                                          ===

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/10

                                                           1 year   5 years   10 years
                                                           ------   -------   --------
CLASS I SHARES                                              4.39%     5.20%      5.18%
CLASS A SHARES AT NAV(2)                                    4.13      4.94       4.92
CLASS A SHARES AT POP(3,4)                                  0.23      4.14       4.52
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX                  6.54      5.80       5.84
BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX    4.98      5.41       5.11

FUND EXPENSE RATIOS(5): I SHARES: GROSS 0.91%, NET 0.70%; A SHARES: GROSS 1.11%, NET 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit virtus.com for performance data current to the most recent month-end.

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain class a shares that do not have a sales charge applied at the time of purchase. The CDSC charges are 1% within the first year and 0% thereafter.

(5) The expense ratios of the fund, both net and gross are set forth according to the prospectus for the fund effective may 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net Expenses: expenses reduced by a voluntary fee waiver of class i shares shareholder servicing fees which may discontinue at any time and a voluntary fee limitation of total operating expenses. This limitation may discontinue at any time. Gross expenses: do not reflect the effect of voluntary fee waivers and voluntary expense limitations. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000, for Class I and Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS                                               TICKER SYMBOLS:
                                                                  I Share: HIXIX
VIRTUS INTERMEDIATE TAX-EXEMPT BOND FUND                          A Share: HIXZX
                                                                  C Share: PCXIX

- VIRTUS INTERMEDIATE TAX-EXEMPT BOND FUND (THE "FUND") is diversified and has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 3.19%, Class A shares returned 2.94% and Class C shares returned 2.17%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 6.54% and the Barclays Capital U.S. Municipal Bond: 3-15 Year Index, which is the Fund's style-specific benchmark, returned 3.14%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- Individual investors still have large amounts in low-yielding short-term instruments, providing firm support to the municipal market.

- Issuance of taxable Build America Bonds ("BABs") has transformed the municipal market. Issuance of BABs started in April 2009, with large deals for the State of California and the New Jersey Turnpike. For 2010, $122 billion of BABs were issued; BABs decrease supply otherwise available to tax-exempt investors.

- Year-to-date, California has issued $60.7 billion in bonds, the largest among state issuers and a $14 billion decrease from last year. New York issued $39.9 billion, ranking second.

- Municipal bond issuance exceeded $432 billion in 2010, an increase of almost 8% over 2009, setting a new all time record for supply.

- For much of the year in 2010, municipal bond funds were a dominant source of demand for tax-exempt securities. However, in the fourth quarter, municipal yields moved sharply higher and flows turned sharply negative.

- During the first three quarters of 2010, municipal yields declined. But in the fourth quarter, municipal yields increased sharply due to increased Treasury yields, uncertainty about the extension of the Build America Bond Program and severe outflows from municipal mutual funds.

- Municipal yields as a percentage of Treasury yields moved higher throughout the year in 2010, particularly on the longer end of the maturity spectrum.

- Municipalities face increasing budgetary pressures from slower payments and greater demand for governmental services. All in all, they have broad abilities to raise taxes and cut services; therefore, defaults are quite unlikely. The predominant risk may be some ratings downgrade.

- From a sector perspective, transportation had the largest increase in issuance over 2009 of $18 billion, while healthcare experienced the largest decrease of $15 billion.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

- The Fund emphasizes quality security selection combined with premium bond structures in the intermediate maturity range.

- The Fund is overweight premium structures, which enhanced performance. In fact, within the investment grade sector of the municipal market, coupon income was a significant contributor to total return.

- The Fund remains vigilant against the prospect of higher interest rates and favors high-quality, liquid structures. Specifically, the Fund's average quality is AA. Additionally, the Fund favors both essential-purpose revenue bonds and dedicated revenue bonds which outperformed during the year. Essential-purpose revenue bonds such as toll roads are largely immune to economic swings and benefit from a defined, segregated flow of revenue payments.

- A contributor to performance was the tightening in credit spreads from their historically wide levels at the height of the credit crisis in 2009.

- The riskier sectors of the muni market saw the highest total returns, reflecting their recovery from the severe price declines and limited liquidity they suffered in 2009.

- The Fund took advantage of perceived security mispricings in 2009 resulting from the general lack of liquidity in the market and the reallocation to the highest rated securities by many investors. Issuers increased yields on new issues to assure adequate demand.

- Traditional municipal bond supply moderated in 2010, as long term tax-exempt issuance was replaced by Build America Bonds issued primarily in the longer term maturities.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax. As interest rates rise, existing bond prices fall and can cause the value of an investment in the fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. Investing in municipal bonds involves market risk and credit risk.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Municipal Bonds                            95%
   Alabama                                 13%
   Illinois                                10
   Puerto Rico                              8
   New York                                 5
   California                               6
   All Other States                        53
Other (includes short-term investments)     5
                                          ---
Total                                     100%
                                          ===

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/10

                                                                                       Inception    Inception
                                                        1 year   5 years   10 years   to 12/31/10      Date
                                                        ------   -------   --------   -----------   ---------
CLASS I SHARES                                           3.19%     4.06%    4.54%           --            --
CLASS A SHARES AT NAV(2)                                 2.94      3.80       --          4.15%      1/16/01
CLASS A SHARES AT POP(3,4)                               0.11      3.23       --          3.86       1/16/01
CLASS C SHARES AT NAV2 AND CDSC(4)                       2.17        --       --          3.46       6/26/06
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX               6.54      5.80     5.84        NOTE 5            --
BARCLAYS CAPITAL U.S. MUNICIPAL BOND: 3~15 YEAR INDEX    3.14      4.67     4.92        NOTE 6            --

FUND EXPENSE RATIOS(7): I SHARES: GROSS 0.83%, NET 0.65%; A SHARES: GROSS 1.03%, NET 0.85%; C SHARES: GROSS 1.78%, NET 1.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

(5) The index returned 5.81% for Class A shares and 6.75% for Class C shares since the inception date of each class.

(6) The index returned 4.83% for Class A shares and 5.17% for Class C shares since the inception date of each class.

(7) The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time and a voluntary fee limitation of total operating expenses. This limitation may discontinue at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers and voluntary expense limitations. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS                                               TICKER SYMBOLS:
                                                                  I Share: HIBIX
VIRTUS SHORT/INTERMEDIATE BOND FUND                               A Share: HIMZX
                                                                  C Share: PCMZX

- VIRTUS SHORT/INTERMEDIATE BOND FUND (THE "FUND") is diversified and has an investment objective to seek to provide a high level of total return, including a competitive level of current income.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 6.93%, Class A shares returned 6.77% and Class C shares returned 5.88%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 6.54% and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which is the Fund's style-specific benchmark, returned 5.89%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- Despite a roller-coaster year swinging from double-dip recession fears to inflation concerns, 2010 produced solid total returns for fixed income investors, higher than most anticipated at the start of the year. Nevertheless, the significant Fed and fiscal stimulus in the form of quantitative easing and the much belabored tax cut extensions have put the economy on a stronger economic trajectory, sending rates markedly higher in the fourth quarter, a possible prelude to 2011. As rates came under pressure, the fixed income market posted its first negative total return quarter since 2008 to end the year. However, higher Treasury rates aside, spread sectors continued to provide a cushion in fixed income portfolios, as the benign economic environment and limited supply resulted in significant spread tightening in fourth quarter 2010 and for the year as a whole.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Our strategy to overweight spread sectors at the expense of government-only securities has been the most significant contributor to excess returns for the year. Securitized sectors, non-agency residential and mortgage-backed securities in particular, posted outsized returns. Corporate credit benefited from the easing fears over Europe, reduced uncertainty in the financial sector and improved economic outlook. The Fund's defensive duration strategy was a drag for the first part of the year, but was a positive addition in the fourth quarter when rates rose so dramatically. In addition the yield curve strategy was a detractor, however, as the focus on spread sectors and an overweight to securitized issues in the short term forced a greater allocation to longer-term Treasuries. Spread sector effects far outweighed yield curve positioning.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES. INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Corporate Bonds                                  49%
   Financials                             22%
   Materials                               5
   All Other Sectors                      22
Mortgage-Backed Securities                       26
U.S. Government Securities                       11
Asset-Backed Securities                           9
Other (includes short-term investments)           5
                                                ----
Total                                           100%
                                                ====


      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/10

                                                                            Inception    Inception
                                             1 year   5 years   10 years   to 12/31/10      Date
                                             ------   -------   --------   -----------   ---------
CLASS I SHARES                                6.93%    5.28%      4.89%         --             --
CLASS A SHARES AT NAV(2)                      6.77     5.02       4.63          --             --
CLASS A SHARES AT POP(3,4)                    3.84     4.44       4.34          --             --
CLASS C SHARES AT NAV2 AND CDSC(4)            5.88       --         --        4.87%       6/26/06
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX    6.54     5.80       5.84      NOTE 5             --
BARCLAYS CAPITAL U.S. INTERMEDIATE
   GOVERNMENT/CREDIT BOND INDEX               5.89     5.53       5.51      NOTE 6             --


FUND EXPENSE RATIOS(7): I SHARES: GROSS 0.89%, NET 0.75%; A SHARES: GROSS 1.09%, NET 0.95%; C SHARES: GROSS 1.84%, NET 1.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for C shares are 1% in the first year and 0% thereafter. CDSC charges for certain redemptions of Class A shares are 1% within the first year and 0% thereafter.

(5) The index returned 6.75% for Class C shares since the inception date (6/26/06).

(6) The index returned 6.28% for Class C shares since the inception date (6/26/06).

(7) The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented November 29, 2010 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time and a voluntary fee limitation of total operating expenses. This limitation may discontinue at any time. Gross
     Expenses: Do not reflect the effect of voluntary fee waivers and voluntary expense limitations. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000, for Class I and Class A shares including any applicable sales charges or fees. The performance of Class C shares may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS                                               TICKER SYMBOLS:
                                                                  I Share: HXBIX
VIRTUS TAX-EXEMPT BOND FUND                                       A Share: HXBZX
                                                                  C Share: PXCZX

- VIRTUS TAX-EXEMPT BOND FUND (THE "FUND") is diversified and has an investment objective to seek to provide a high level of current income that is exempt from federal income tax.

- For the fiscal year ended December 31, 2010, the Fund's Class I shares returned 2.39%, Class A shares returned 2.23% and Class C shares returned 1.37%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 6.54% and the Barclays Capital U.S. Municipal Bond Index, which is the Fund's style-specific benchmark, returned 2.38%.

     ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DISTRIBUTIONS AND EXCLUDE THE EFFECT OF SALES CHARGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE FUND'S FISCAL YEAR?

- Individual investors still have large amounts in low-yielding short-term instruments, providing firm support to the municipal market.

- Issuance of taxable Build America Bonds ("BAB's") has transformed the municipal market. Issuance of BABs started in April 2009, with large deals for the State of California and the New Jersey Turnpike. For 2010, $122 billion of BABs were issued; BABs decrease supply otherwise available to tax-exempt investors.

- Year-to-date, California has issued $60.7 billion in bonds, the largest among state issuers and a $14 billion decrease from last year. New York issued $39.9 billion, ranking second.

- Municipal bond issuance exceeded $432 billion in 2010, an increase of almost 8% over 2009, setting a new all time record for supply.

- For much of the year in 2010, municipal bond funds were a dominant source of demand for tax-exempt securities. However, in the fourth quarter, municipal yields moved sharply higher and flows turned sharply negative.

- During the first three quarters of 2010, municipal yields declined. But in the fourth quarter, municipal yields increased sharply due to increased Treasury yields, uncertainty about the extension of the Build America Bond Program and severe outflows from municipal mutual funds.

- Municipal yields as a percentage of Treasury yields moved higher throughout the year in 2010, particularly on the longer end of the maturity spectrum.

- Municipalities face increasing budgetary pressures from slower payments and greater demand for governmental services. All in all, they have broad abilities to raise taxes and cut services; therefore, defaults are quite unlikely. The predominant risk may be some ratings downgrade.

- From a sector perspective, transportation had the largest increase in issuance over 2009 of $18 billion, while healthcare experienced the largest decrease of $15 billion.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

- The Fund emphasizes quality security selection combined with premium bond structures in the intermediate maturity range.

- The Fund is overweight premium structures, which enhanced performance. In fact, within the investment grade sector of the municipal market, coupon income was a significant contributor to total return.

- The Fund remains vigilant against the prospect of higher interest rates and favors high-quality, liquid structures. Specifically, the Fund's average quality is AA. Additionally, the Fund favors both essential-purpose revenue bonds and dedicated revenue bonds which outperformed during the year. Essential-purpose revenue bonds such as toll roads are largely immune to economic swings and benefit from a defined, segregated flow of revenue payments.

- A contributor to performance was the tightening in credit spreads from their historically wide levels at the height of the credit crisis in 2009.

- The riskier sectors of the muni market saw the highest total returns, reflecting their recovery from the severe price declines and limited liquidity they suffered in 2009.

- The Fund took advantage of perceived security mispricings in 2009 resulting from the general lack of liquidity in the market and the reallocation to the highest rated securities by many investors. Issuers increased yields on new issues to assure adequate demand.

- Traditional municipal bond supply moderated in 2010, as long term tax-exempt issuance was replaced by Build America Bonds issued primarily in the longer term maturities.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

A PORTION OF INCOME MAY BE SUBJECT TO SOME STATE AND/OR LOCAL TAXES AND, FOR CERTAIN INVESTORS, A PORTION MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX. AS INTEREST RATES RISE, EXISTING BOND PRICES FALL AND CAN CAUSE THE VALUE OF AN INVESTMENT IN THE FUND TO DECLINE. CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF LONGER-TERM FIXED INCOME SECURITIES MORE THAN SHORTER-TERM SECURITIES. INVESTING IN MUNICIPAL BONDS INVOLVES MARKET RISK AND CREDIT RISK.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Municipal Bonds                                  99%
   California                             11%
   Illinois                               11
   New York                                8
   Texas                                   8
   Puerto Rico                             7
   Florida                                 6
   All Other States                       48
Other (includes short-term investments)           1
                                                ---
Total                                           100%
                                                ===

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

FIXED INCOME FUNDS

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/10

                                                                            Inception    Inception
                                             1 year   5 years   10 years   to 12/31/10     Date
                                             ------   -------   --------   -----------   ---------
CLASS I SHARES                                 2.39%     4.35%      5.10%         --            --
CLASS A SHARES AT NAV(2)                       2.23      4.11         --        4.85       1/30/01
CLASS A SHARES AT POP(3,4)                    -0.58      3.53         --        4.56       1/30/01
CLASS C SHARES AT NAV(2) AND CDSC(4)           1.37        --         --        3.79       6/26/06
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX     6.54      5.80       5.84        NOTE(5)         --
BARCLAYS CAPITAL U.S. MUNICIPAL BOND INDEX     2.38      4.09       4.83        NOTE(6)         --

FUND EXPENSE RATIOS(7): I SHARES: GROSS 0.85%, NET 0.65%; A SHARES: GROSS 1.05%, NET 0.85%; C SHARES: GROSS 1.80%, NET 1.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

(4) "CDSC" (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

(5) The index returned 5.76% for Class A shares and 6.75% for Class C shares since the inception date of each class.

(6) The index returned 4.78% for Class A shares and 4.51% for Class C shares since the inception date of each class.

(7) The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time and a voluntary fee limitation of total operating expenses. This limitation may discontinue at any time. Gross Expenses: Do not reflect the effect of voluntary fee waivers and voluntary expense limitations. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000 in Class I shares. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gain distributions are reinvested.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS                                               TICKER SYMBOLS:
                                                                 I Share: HGCXX
                                                                 A Share: HIGXX

VIRTUS INSIGHT GOVERNMENT MONEY MARKET FUND

- VIRTUS INSIGHT GOVERNMENT MONEY MARKET FUND (THE "FUND") is diversified and has an investment objective to seek to provide as high a level of current income from government obligations as is consistent with preservation of capital and liquidity.


HOW DID THE MARKET PERFORM AND WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Vowing to actively combat high unemployment and sluggish growth, the Federal Reserve kept the overnight interest rate from at a record low 0-0.25% for the entire year.

- Beginning in the first quarter, concern rose in the Eurozone regarding the financial health of several member nations. Starting with Greece and moving to Ireland before threatening Portugal, Spain and Italy, severe budget deficits necessitated the creation (in conjunction with the International Monetary Fund) of an emergency bailout fund.

- While continuing to insist that inflation is not a pending threat to the economy, the Federal Reserve began a second round of quantitative easing in the fourth quarter.

- As year end approached, Agency and Treasury securities were once again in high demand. Similar to the end of the last couple years, some investors opted to purchase Treasury Bills at a negative yield.

- Several new rules were enacted this year affecting Money Market Funds. The most significant ones dictated maintaining a minimum of 10% overnight liquidity and 30% liquidity within one week. Despite micro and macro challenges within the United States, the world, and the money market arena, this fund finished the year in the top 14% among its peer group.

- The main factor that affected the Fund's results was the tremendous amount of money that existed in the front-end of the market. This surplus of funds caused spreads to tighten and rates to decline throughout the year. Declining issuance and the continuation of quantitative easing programs also greatly affected the Fund's performance.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

An investment in this fund is neither insured nor guaranteed by the federal deposit insurance corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The guarantee on U.S. government securities applies only to the underlying securities of the fund's portfolio, and not to the value of the fund's shares.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Federal Agency Securities      46%
Repurchase Agreements          40
U.S. Government Securities     10
Money Market Mutual Funds       4
                             ----
Total                         100%
                             ====

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/10

                  1 year   5 years    10 years
                 -------   --------   --------
CLASS I SHARES    0.06%      2.50%      2.35%
CLASS A SHARES
   AT NAV(2)      0.02       2.27       2.05

FUND EXPENSE RATIOS(3): I SHARES: GROSS 0.29%, NET 0.24%; A SHARES: 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2)  "NAV" (Net Asset Value).

(3) The expense ratios of the Fund, both net and gross are set forth according to the prospectus for the Fund effective May 1, 2010, and as supplemented and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a voluntary fee waiver of Class I shares shareholder servicing fees which may discontinue at any time. Gross Expenses: Do not reflect the effect of voluntary fee waiver. See the financial highlights beginning on page 70 for more current expense ratios.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000 in Class I and Class A shares. The total return on Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gain distributions are reinvested.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS                                               TICKER SYMBOLS:
                                                                 I Share: HACXX
                                                                 A Share: HICXX

VIRTUS INSIGHT MONEY MARKET FUND

- VIRTUS INSIGHT MONEY MARKET FUND (THE "FUND") is diversified and has an an investment objective to seek to provide as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

HOW DID THE MARKET PERFORM AND WHAT FACTORS AFFECTED THE FUND'S
PERFORMANCE DURING ITS FISCAL YEAR?

- Vowing to actively combat high unemployment and sluggish growth, the Federal Reserve kept the overnight interest rate from at a record low 0-0.25% for the entire year.

- Beginning in the first quarter, concern rose in the Eurozone regarding the financial health of several member nations. Starting with Greece and moving to Ireland before threatening Portugal, Spain and Italy, severe budget deficits necessitated the creation (in conjunction with the International Monetary Fund) of an emergency bailout fund.

- Corporate earnings largely surprised to the upside in 2010 with nearly 70% of companies in the S&P 500 meeting or beating estimates. However, despite the growth in corporate revenue, thus far it appears to be a "jobless recovery."

- While continuing to insist that inflation is not a pending threat to the economy, the Federal Reserve began a second round of quantitative easing in the fourth quarter.

- As year end approached, Agency and Treasury securities were once again in high demand. Similar to the end of the last couple years, some investors opted to purchase Treasury Bills at a negative yield.

- Several new rules were enacted this year affecting Money Market Funds. The most significant ones dictated maintaining a minimum of 10% overnight liquidity and 30% liquidity within one week. Despite micro and macro challenges within the United States, the world, and the money market arena, this fund finished the year in the top 21% among its peer group.

- The main factor that affected the Fund's results was the tremendous amount of money that existed in the front-end of the market. This surplus of funds caused spreads to tighten and rates to decline throughout the year. Declining issuance and the continuation of quantitative easing programs also greatly affected the Fund's performance.

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED UPON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED
BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS SUCH AS CURRENCY, POLITICAL, ACCOUNTING, ECONOMIC AND MARKET RISK.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Commercial Paper                                 48%
Repurchase Agreements                            15
Certificates of Deposit                          11
Medium-Term Notes                                10
Money Market Mutual Funds                         8
Federal Agency Securities                         6
Variable Rate Demand Obligations - Municipal      2
                                               ----
Total                                           100%
                                               ====

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURN(1) for periods ended 12/31/10

                           1 year   5 years   10 years
                           ------   -------   ---------
CLASS I SHARES             0.15%     2.76%      2.53%
CLASS A SHARES AT NAV(2)   0.01      2.50       2.23

FUND EXPENSE RATIOS(3): I SHARES: GROSS 0.31%, NET 0.26%; A SHARES: GROSS 0.61%

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 THE EXPENSE RATIOS OF THE FUND, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE MAY 1, 2010, AND AS SUPPLEMENTED AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER OF CLASS I SHARES SHAREHOLDER SERVICING FEES WHICH MAY DISCONTINUE AT ANY TIME. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. SEE THE FINANCIAL HIGHLIGHTS BEGINNING ON PAGE 70 FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000 in Class I and Class A shares. The total return on Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gain distributions are reinvested.

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

       For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS                                               TICKER SYMBOLS:
                                                                 I Share: HTCXX
VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND                      A Share: HITXX

- VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND (THE "FUND") is diversified and has an investment objective to seek to provide as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

HOW DID THE MARKET PERFORM AND WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR?

- Comparatively speaking, in 2010, the short-term municipal market experienced a relatively low amount of volatility. Even though the U.S. economy is growing again, the debt burdens that had been assumed by cities and states hit record levels. Issuing Build America Bonds ("BABs") allowed several entities to raise much needed capital, particularly since the subsidies offered allowed them to greatly reduce the cost of borrowing (bond issuance). While the BABs were a significant driver of new issuance in 2010, the program expired at the end of the year.

- Although the Eurozone concerns had nothing to do with the U.S. Municipal Market, a majority of money fund managers continued to be only interested in the highest quality securities, no matter how low the rates. The Fund followed this strategy as the portfolio was heavily weighted in high quality variable rate demand notes. At most times throughout the year, the Fund held over 70% of the total portfolio in securities redeemable in seven days or less. This structure and very short duration benefited the Fund during the first and second quarters as variable rates spiked up.

- Towards the end of the fourth quarter, investor fears were ratcheted up again thanks to a high profile interview which speculated about the creditworthiness of several states and municipalities. Due to this sort of general speculation, the Tax-Exempt Money Market Funds saw significant withdrawals over the last month of the year. The high level of liquidity and short duration of the Fund allowed it to be prepared for that possibility.

- The short-term yield curve remained relatively flat throughout 2010, which left no incentive to extend the portfolio. As a result, we have been very selective in our term purchases. We will continue to be diligent with our credit analysis of all securities in the Fund and of future purchases. Liquidity and quality of the portfolio holdings continue to be our top priority.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at December 31, 2010.

Variable Rate Demand Obligations    72%
Commercial Paper - Municipal        21
Money Market Mutual Funds            4
Municipal Tax-Exempt Bonds           3
                                   ---
Total                              100%
                                   ---

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

MONEY MARKET FUNDS

AVERAGE ANNUAL TOTAL RETURN1 for periods ended 12/31/10

                          1 year   5 years   10 years
                          ------   -------   --------
CLASS I SHARES            0.09%     1.91%      1.77%
CLASS A SHARES AT NAV(2)  0.01      1.65       1.47

FUND EXPENSE RATIOS(3): I SHARES: GROSS 0.28%, NET 0.23%; A SHARES: 0.58%

ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT VIRTUS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

3 THE EXPENSE RATIOS OF THE FUND, BOTH NET AND GROSS ARE SET FORTH ACCORDING TO THE PROSPECTUS FOR THE FUND EFFECTIVE MAY 1, 2010, AND AS SUPPLEMENTED AND MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS TABLES IN THIS REPORT. NET EXPENSES: EXPENSES REDUCED BY A VOLUNTARY FEE WAIVER OF CLASS I SHARES SHAREHOLDER SERVICING FEES WHICH MAY DISCONTINUE AT ANY TIME. GROSS EXPENSES: DO NOT REFLECT THE EFFECT OF VOLUNTARY FEE WAIVER. SEE THE FINANCIAL HIGHLIGHTS BEGINNING ON PAGE 70 FOR MORE CURRENT EXPENSE RATIOS.

GROWTH OF $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2000 in Class I and Class A shares. The total return on Class A shares reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gain distributions are reinvested.

      For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

                                 FOOTNOTE LEGEND

(1) Federal Income Tax Information: For tax information at December 31, 2010, see the Federal Income Tax Information Note 11 in the Notes to Financial Statements.

(2)  Non-income producing.

(3) Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2010.

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. See the table below.

                                      Market Value
Fund                                ($ in thousands)   % of Net Assets
----                                ----------------   ---------------
High Yield Income Fund                  $14,612             28.6%
Intermediate Government Bond Fund           487              1.5
Short/Intermediate Bond Fund              1,428              1.8
Insight Money Market Fund                50,000              2.6

(5)  Amount is less than $500.

(6)  Illiquid security.

(7) Illiquid and restricted security. For acquisition information, see Note 9, "Illiquid and Restricted Securities" in the Notes to Financial Statements.

(8) Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security could be disclosed as a Level 3 security in the table located after the Schedule of Investments.

(9)  The date shown is the reset date.

(10) The rate shown is the discount rate.

(11) Security with a "put" feature; the date shown is when the security may be put back for redemption.

(12) At December 31, 2010, 23.8% of the securities in the Intermediate Tax-Exempt Bond Fund portfolio and 31% of the securities in the Tax-Exempt Bond Fund portfolio are backed by insurance of financial institutions and financial guaranty assurance. None of the Insurers' concentration in either Fund exceeded 10% of the respective Funds' net assets.

(13) Final Maturity Date.

(14) All or a portion of the security is on loan.

(15) Represents security purchased with cash collateral.

(16) All or a portion segregated as collateral.

                         VIRTUS BALANCED ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                          VALUE          VALUE
                                                      ------------    ----------
U.S. GOVERNMENT SECURITIES--3.9%
U.S. Treasury Bond
   6.250%, 8/15/23                                    $        664    $      835
   5.375%, 2/15/31                                             234           273
   3.500%, 2/15/39                                             100            86
   4.250%, 5/15/39                                             500           493
U.S. Treasury Note
   1.375%, 11/15/12                                            200           203
   2.000%, 11/30/13                                             45            46
   4.000%, 2/15/15                                              65            71
   4.875%, 8/15/16(15)                                          97           110
   4.625%, 11/15/16                                            235           265
   2.375%, 7/31/17                                             350           345
   3.750%, 11/15/18                                             10            11
                                                                      ----------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $2,802)                                                   2,738
                                                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS--1.0%
Israel Government AID
   Bond Series 7-Z
   0.000%, 8/15/22                                             690           420
Rowan Cos., Inc.
   4.330%, 5/1/19                                              243           256
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $646)                                                       676
                                                                      ----------

MORTGAGE-BACKED SECURITIES--14.0%
AGENCY--6.9%
FHLMC
   5.500%, 7/1/35                                              278           299
   6.000%, 12/1/36                                             231           251
FHLMC REMIC
   2513, JE 5.000%, 10/15/17                                   358           382
   2886, BE 4.500%, 11/15/19                                   260           275
   2886, CK 5.000%, 11/15/19                                   280           301
   2835, HB 5.500%, 8/15/24                                    305           333
   2770, LA 4.500%, 4/15/33                                     83            87
FNMA
   4.500%, 1/1/20                                              151           160
   7.500%, 11/1/26                                              --(5)         --(5)
   7.500%, 3/1/27                                                5             6
   7.500%, 3/1/27                                                1             1
   5.500%, 12/1/33                                             128           138
   5.500%, 1/1/34                                               84            90
   5.000%, 7/1/34                                              272           288
   5.000%, 11/1/34                                              57            61
   2.327%, 1/1/35(3)                                           122           127
   6.000%, 3/1/35                                               56            61
   5.500%, 6/1/35                                              109           117
   5.500%, 7/1/35                                              107           115
   5.000%, 9/1/35                                              214           226
   6.500%, 5/1/36                                              256           287
   5.000%, 6/1/40                                              326           344
FNMA Grantor Trust 00-T8, A
   7.421%, 12/25/30 (3)                                         14            16
GNMA
   8.000%, 11/15/26                                             15            18
   7.000%, 9/15/31                                               4             4
   5.500%, 7/15/33                                             108           117
   5.000%, 9/15/39                                             415           444

                                                          PAR
                                                          VALUE          VALUE
                                                      ------------    ----------
AGENCY--CONTINUED
GNMA Structured Securities
   02-53, B 5.552%, 5/16/26                           $         44    $       45
   04-108, C 5.039%, 12/16/32                                  195           208
                                                                      ----------
                                                                           4,801
                                                                      ----------
NON-AGENCY--7.1%
Adjustable Rate Mortgage
   Trust 05-11, 2A42
   3.059%, 2/25/36 (3)                                         551           257
Bear Stearns Commercial Mortgage Securities, Inc.
   06-T22, A4
   5.512%, 4/12/38(3)                                          195           212
   06-PW14, A4
   5.201%, 12/11/38                                            165           174
   04-T14, A4
   5.200%, 1/12/41                                             265           283
   05-T18, A4
   4.933%, 2/13/42                                             275           293
   07-PW15, A2
   5.205%, 2/11/44                                             190           194
Citigroup-Deutsche Bank Commercial Mortgage
   Trust 06-CD3, A2
   5.560%, 10/15/48                                            278           286
Countrywide Home Loans
   Series 03-J6, 1A1
   5.500%, 8/25/33                                             129           137
GMAC Mortgage Corp.
   Loan Trust 05-AR3, 3A3
   3.222%, 6/19/35 (3)                                          50            49
Greenwich Capital Commercial
   Funding Corp. 07-GG9, A4
   5.444%, 3/10/39                                             330           348
Lehman Brothers-UBS
   Commercial Mortgage Trust
   05-C2, A2 4.821%, 4/15/30                                    29            29
   06-C3, A4 5.661%, 3/15/39                                   330           355
MASTR Adjustable Rate
   Mortgages Trust 05-8, 3A1
   6.000%, 12/25/35                                            394           281
MASTR Alternative Loans Trust
   04-13, 12A1
   5.500%, 12/25/19                                            113           116
   04-13, 8A1 5.500%, 1/25/25                                   98            99
MASTR Asset Securitization Trust
   03-7, 4A33
   5.250%, 9/25/33                                             147           152
   03-10, 3A1 5.500%, 11/25/33                                 186           195
Morgan Stanley Mortgage Loan
   Trust 06-7, 5A2
   5.962%, 6/25/36                                             293           170
Residential Funding Mortgage
   Securities II, Inc. 01-HS2, A5
   7.560%, 4/25/31                                              22            21
Residential Funding Securities
   LLC 03-RM2, AII
   5.000%, 5/25/18                                             154           158

                                                          PAR
                                                          VALUE          VALUE
                                                      ------------    ----------
NON-AGENCY--CONTINUED
Structured Asset Securities Corp.
   03-34A, 6A
   2.659%, 11/25/33(3)                                $         96    $       91
   05-2XS, 2A2
   1.754%, 2/25/35(3)                                           73            58
   05-15, 4A1
   6.000%, 8/25/35                                             151           137
Washington Mutual Alternative
   Mortgage Pass-Through Certificates
   05-4, CB7
   5.500%, 6/25/35                                             301           256
   05-6, 2A7
   5.500%, 8/25/35                                             150           143
Washington Mutual Mortgage
   Pass-Through Certificates
   02-S8, 2A7
   5.250%, 1/25/18                                              99           101
   03-S11, A1
   5.000%, 11/25/33                                            283           290
Wells Fargo & Co. 05-AR4, B1
   2.899%, 4/25/35 (3)                                         198            59
                                                                      ----------
                                                                           4,944
                                                                      ----------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $10,054)                                                  9,745
                                                                      ----------
ASSET-BACKED SECURITIES--2.6%
Bank of America Auto
   Trust 10-2, A3
   1.310%, 7/15/14                                             325           328
Capital Auto Receivables
   Asset Trust 07-3, A4
   5.210%, 3/17/14                                             198           202
E*Trade RV & Marine
   Trust 04-1, A3
   3.620%, 10/8/18                                              19            19
Ford Credit Auto Owner
   Trust 09-B, A4
   4.500%, 7/15/14                                             215           228
Mercedes-Benz Auto
   Receivables Trust
   09-1, A3 1.670%, 1/15/14                                    315           318
   10-1, A3 1.420%, 8/15/14                                    220           222
Triad Auto Receivables Owner
   Trust 07-B, A3A
   5.230%, 7/14/14                                             185           194
World Omni Automobile Lease
   Securitization Trust 09-A, A3
   1.650%, 2/15/13                                             280           282
                                                                      ----------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $1,765)                                                   1,793
                                                                      ----------
CORPORATE BONDS--9.5%
CONSUMER DISCRETIONARY--0.5%
Comcast Corp.
   5.150%, 3/1/20                                              130           137
DaimlerChrysler North America
   LLC 5.875%, 3/15/11                                          80            81
DIRECTV Holdings LLC
   5.200%, 3/15/20                                             150           155
                                                                      ----------
                                                                             373
                                                                      ----------

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                         VIRTUS BALANCED ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                          VALUE          VALUE
                                                      ------------    ----------
CONSUMER STAPLES--0.2%
Procter & Gamble Co. ESOP
   Series A
   9.360%, 1/1/21                                     $        125    $      157
                                                                      ----------
ENERGY--0.5%
ConocoPhillips Holding Co.
   6.950%, 4/15/29                                             165           203
Devon Energy Corp.
   7.950%, 4/15/32                                             125           166
                                                                      ----------
                                                                             369
                                                                      ----------
FINANCIALS--3.3%
American Express Credit Corp.
   5.125%, 8/25/14                                             215           232
Associates Corp. North America
   6.950%, 11/1/18                                              60            65
AvalonBay Communities, Inc.
   6.100%, 3/15/20                                             220           246
Bank of America Corp.
   6.250%, 4/15/12                                             220           232
Boston Properties LP
   4.125%, 5/15/21                                             175           166
Citigroup, Inc.
   5.850%, 7/2/13                                              125           135
General Electric Capital Corp.
   4.875%, 3/4/15                                               75            80
Merrill Lynch & Co., Inc.
   5.770%, 7/25/11                                             100           103
   6.050%, 8/15/12                                             100           106
PNC Funding Corp.
   3.625%, 2/8/15                                              230           238
Prudential Financial, Inc.
   5.375%, 6/21/20                                             120           125
Royal Bank of Scotland
   Group (The) plc
   5.000%, 10/1/14                                             200           192
Travelers Cos., Inc. (The)
   5.500%, 12/1/15                                             325           365
                                                                      ----------
                                                                           2,285
                                                                      ----------
HEALTH CARE--0.3%
Merck & Co., Inc.
   6.500%, 12/1/33                                             150           179
                                                                      ----------
INDUSTRIALS--1.2%
Boeing Co. (The)
   3.500%, 2/15/15                                             175           183
   8.750%, 9/15/31                                             100           137
Caterpillar, Inc.
   7.300%, 5/1/31                                              200           253
Republic Services, Inc.
   5.500%, 9/15/19                                             200           218
                                                                      ----------
                                                                             791
                                                                      ----------
INFORMATION TECHNOLOGY--0.4%
Hewlett-Packard Co.
   2.125%, 9/13/15                                             240           237
                                                                      ----------
MATERIALS--0.6%
Airgas, Inc.
   2.850%, 10/1/13                                             230           232

                                                          PAR
                                                          VALUE          VALUE
                                                      ------------    ----------
MATERIALS--CONTINUED
CRH America, Inc.
   5.625%, 9/30/11                                    $        196    $      202
                                                                      ----------
                                                                             434
                                                                      ----------
TELECOMMUNICATION SERVICES--1.0%
BellSouth Corp.
   6.000%, 11/15/34                                            235           234
Verizon Global Funding Corp.
   7.750%, 12/1/30                                              30            37
Vodafone Group plc
   3.375%, 11/24/15(14)                                        400           408
                                                                      ----------
                                                                             679
                                                                      ----------
UTILITIES--1.5%
America Water Works
   6.593%, 10/15/37                                            130           139
Consolidated Edison Co. of
   New York
   5.700%, 2/1/34                                               50            51
Dominion Resources, Inc.
   5.200%, 8/15/19                                             200           217
NextEra Energy Capital
   Holdings, Inc.
   5.625%, 9/1/11                                              300           309
Southern Co.
   2.375%, 9/15/15                                             240           236
Virginia Electric & Power Co.
   Series A
   4.750%, 3/1/13                                              100           107
                                                                      ----------
                                                                           1,059
                                                                      ----------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $6,271)                                                   6,563
                                                                      ----------

                                                         SHARES
                                                      ------------
COMMON STOCKS--67.2%
CONSUMER DISCRETIONARY--8.3%
99 Cents Only Stores(2)                                      1,850            30
Aeropostale, Inc.(2)                                         6,400           158
Amazon.com, Inc.(2)                                            400            72
Amerigon, Inc.(2)                                            4,350            47
Autoliv, Inc.(14)                                            3,200           253
AutoZone, Inc.(2)                                              250            68
Best Buy Co., Inc.                                           3,600           123
Big Lots, Inc.(2)(14)                                        4,700           143
Blyth, Inc.                                                  3,600           124
Buffalo Wild Wings, Inc.(2)                                    450            20
Carnival plc ADR                                               500            23
Cato Corp. (The) Class A                                     1,300            36
China Lodging Group Ltd. ADR(2)(14)                          1,910            42
Christopher & Banks Corp.                                   16,300           100
Comcast Corp. Class A                                        6,650           146
DIRECTV Class A(2)                                          15,250           609
Dollar Tree, Inc.(2)(14)                                     6,800           381
Expedia, Inc.(14)                                            2,150            54
Honda Motor Co., Ltd. Sponsored ADR                          1,280            51
Intercontinental Hotels Group plc Sponsored ADR(14)          1,385            27

                                                         SHARES          VALUE
                                                      ------------    ----------
CONSUMER DISCRETIONARY--CONTINUED
Jo-Ann Stores, Inc.(2)                                       1,350    $       81
Macy's, Inc.(14)                                            12,800           324
McDonald's Corp.(14)                                         2,950           226
Men's Wearhouse, Inc. (The)                                  3,700            92
Panera Bread Co. Class A(2)                                  1,350           137
Pearson plc Sponsored ADR                                    3,720            59
Pep Boys - Manny Moe & Jack (The)                            7,800           105
PetSmart, Inc.                                               4,700           187
priceline.com, Inc.(2)                                         180            72
Ross Stores, Inc.                                            2,600           164
Shuffle Master, Inc.(2)                                      2,750            32
Sinclair Broadcast Group, Inc.
   Class A                                                  11,400            93
Sony Corp. Sponsored ADR                                     4,265           152
Sotheby's Holdings, Inc. Class A                             1,550            70
Stage Stores, Inc.                                           8,600           149
Stein Mart, Inc.                                             3,150            29
Time Warner Cable, Inc.                                      2,100           139
TJX Cos., Inc.(14)                                          11,400           506
TRW Automotive Holdings Corp.(2)                             7,100           374
Ulta Salon, Cosmetics & Fragrance, Inc.(2)                   1,300            44
Warnaco Group, Inc. (The)(2)                                 1,100            61
Whirlpool Corp.(14)                                          1,200           107
WPP plc Sponsored ADR                                          370            23
                                                                      ----------
                                                                           5,733
                                                                      ----------
CONSUMER STAPLES--4.3%
Central Garden and Pet Co.
   Class A(2)                                               12,200           120
Companhia Brasileira de Distribuicao Grupo Pao
   de Acucar ADR                                               515            22
Compania Cervecerias Unidas SA ADR                             335            20
Costco Wholesale Corp.                                       1,700           123
Cott Corp.(2)                                                4,780            43
Cresud S.A.C.I.F. y A Sponsored ADR                          3,530            67
Delhaize Group SA Sponsored ADR                                735            54
Diageo plc Sponsored ADR(14)                                   735            55
Dr. Pepper Snapple Group, Inc.                              11,660           410
Energizer Holdings, Inc.(2)                                  1,050            76
Estee Lauder Cos., Inc. (The)
   Class A                                                     850            69
Fomento Economico Mexicano S.A.B. de C.V.
   Sponsored ADR                                               575            32
Hansen Natural Corp.(2)                                      2,925           153
Herbalife Ltd.                                               1,500           103

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                         VIRTUS BALANCED ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                         SHARES          VALUE
                                                      ------------    ----------
CONSUMER STAPLES--CONTINUED
Lorillard, Inc.                                              5,200    $      427
Pantry, Inc., (The)(2)                                       6,950           138
Procter & Gamble Co. (The)                                   1,800           116
Smart Balance, Inc.(2)                                       8,150            35
SunOpta, Inc.(2)                                             8,120            63
Tyson Foods, Inc. Class A                                    4,700            81
Wal-Mart Stores, Inc.                                        6,600           356
Walgreen Co.                                                11,600           452
                                                                      ----------
                                                                           3,015
                                                                      ----------
ENERGY--7.2%
Alpha Natural Resources, Inc.(2)(14)                         1,250            75
Chevron Corp.                                                4,200           383
Cimarex Energy Co.                                           5,325           472
Clayton Williams Energy, Inc.(2)                             1,800           151
CNOOC Ltd. ADR                                                 160            38
Complete Production Services, Inc.(2)                        4,600           136
ConocoPhillips                                              11,750           800
Core Laboratories N.V.(14)                                     750            67
Dril-Quip, Inc.(2)(14)                                         750            58
ENI S.p.A. Sponsored ADR                                       620            27
Exxon Mobil Corp.                                            3,500           256
Gran Tierra Energy, Inc.(2)                                  5,000            40
Marathon Oil Corp.                                           4,650           172
National Oilwell Varco, Inc.                                 5,775           388
Noble Corp.(14)                                             10,500           376
Occidental Petroleum Corp.                                   5,750           564
Peabody Energy Corp.                                         5,200           333
PetroChina Co., Ltd. ADR                                       295            39
Repsol YPF SA Sponsored ADR                                  2,065            58
Royal Dutch Shell plc ADR                                      810            54
Statoil ASA Sponsored ADR                                    3,025            72
TETRA Technologies, Inc.(2)                                  9,750           116
Vaalco Energy, Inc.(2)                                      23,050           165
Whiting Petroleum Corp.(2)                                   1,500           176
                                                                      ----------
                                                                           5,016
                                                                      ----------
FINANCIALS--9.4%
AFLAC, Inc.(14)                                              1,475            83
Agree Realty Corp.(14)                                       2,600            68
Allianz SE ADR                                               6,685            79
Allied World Assurance Co. Holdings Ltd.                     2,800           166
Ameriprise Financial, Inc.                                   4,500           259
Argo Group International Holdings Ltd.                       2,700           101
Assurant, Inc.                                              10,400           401
Banco Macro SA ADR(14)                                       1,620            81
BanColombia SA Sponsored ADR                                   620            38
Bank of Hawaii Corp.                                         4,100           194
BBVA Banco Frances SA ADR                                    5,835            68
BlackRock, Inc.                                                325            62
Brookfield Properties Corp.                                  1,950            34

                                                         SHARES          VALUE
                                                      ------------    ----------
FINANCIALS--CONTINUED
CIT Group, Inc.(2)                                           6,900    $      325
CommonWealth REIT                                            4,050           103
Credit Suisse Group Sponsored ADR                              735            30
Deutsche Bank AG(14)                                         1,205            63
Digital Realty Trust, Inc.(14)                               1,550            80
Encore Capital Group, Inc.(2)                                6,000           141
Endurance Specialty Holdings Ltd.(14)                        9,500           438
Equity Lifestyle Properties, Inc.                            1,650            92
EZCORP, Inc. Class A(2)                                      3,200            87
Goldman Sachs Group, Inc. (The)                              1,400           235
Hallmark Financial Services, Inc.(2)                        12,200           111
Harleysville Group, Inc.                                     2,550            94
Hercules Technology Growth Capital, Inc.                     8,311            86
Highwoods Properties, Inc.(14)                               3,250           103
HSBC Holdings plc Sponsored ADR                                440            22
ICICI Bank Ltd. Sponsored ADR                                  880            45
IntercontinentalExchange, Inc.(2)                              610            73
JPMorgan Chase & Co.                                         6,900           293
Legg Mason, Inc.                                             3,000           109
LTC Properties, Inc.                                         4,900           138
Meadowbrook Insurance Group, Inc.                           11,400           117
Mitsubishi UFJ Financial Group, Inc. ADR                     5,260            28
Navigators Group, Inc. (The)(2)                                900            45
One Liberty Properties, Inc.                                 6,200           104
ORIX Corp. Sponsored ADR                                     1,205            59
Prosperity Bancshares, Inc.                                  4,100           161
PS Business Parks, Inc.                                      2,200           123
Reinsurance Group of America, Inc.                           1,525            82
Renasant Corp.                                               5,500            93
Southwest Bancorp, Inc.(14)                                 11,700           145
Travelers Cos., Inc. (The)                                   8,500           473
UBS AG(2)                                                    1,800            30
Unitrin, Inc.                                                4,700           115
Wells Fargo & Co.                                           15,100           468
WesBanco, Inc.                                               7,050           134
Westpac Banking Corp. Sponsored ADR(14)                        505            58
                                                                      ----------
                                                                           6,537
                                                                      ----------
HEALTH CARE--8.6%
Accelrys, Inc.(2)                                            4,300            36
AMERIGROUP Corp.(2)(14)                                      5,300           233
Amgen, Inc.(2)                                               9,450           519
ArthroCare Corp.(2)                                          1,350            42

                                                         SHARES          VALUE
                                                      ------------    ----------
HEALTH CARE--CONTINUED
AstraZeneca plc Sponsored
ADR(14)                                                     11,225    $      519
Biogen Idec, Inc.(2)                                         3,730           250
Celera Corp.(2)                                              4,200            26
Celgene Corp.(2)                                               870            51
Cephalon, Inc.(2)(14)                                        1,550            96
Conceptus, Inc.(2)(14)                                       1,700            23
Cyberonics, Inc.(2)                                          1,600            50
Dr. Reddy's Laboratories Ltd. ADR                              950            35
Eli Lilly & Co.                                             13,900           487
Endo Pharmaceuticals Holdings, Inc.(2)                      11,040           394
Forest Laboratories, Inc.(2)                                16,850           539
Genoptix, Inc.(2)                                            1,850            35
Gilead Sciences, Inc.(2)                                     2,850           103
GlaxoSmithKline plc Sponsored ADR(14)                        1,440            57
Humana, Inc.(2)                                             13,070           715
Johnson & Johnson                                            2,300           142
Medicines Co. (The)(2)                                       8,950           126
Medicis Pharmaceutical Corp. Class A                         1,350            36
Molina Healthcare, Inc.(2)                                   4,600           128
Novartis AG ADR(14)                                          2,625           155
Novo Nordisk A/S Sponsored ADR                                 585            66
NuVasive, Inc.(2)(14)                                        1,550            40
Omnicell, Inc.(2)                                            4,150            60
Palomar Medical Technologies, Inc.(2)(14)                    3,300            47
Par Pharmaceutical Cos., Inc.(2)                             1,200            46
PharMerica Corp.(2)                                          9,100           104
Providence Service Corp. (The)(2)                            1,650            27
Sanofi-Aventis SA ADR                                          585            19
SonoSite, Inc.(2)                                            2,450            77
St. Jude Medical, Inc.(2)                                    2,900           124
UnitedHealth Group, Inc.                                    10,100           365
Vanda Pharmaceuticals, Inc.(2)                               2,450            23
ViroPharma, Inc.(2)                                          2,200            38
Watson Pharmaceuticals, Inc.(2)(14)                          2,200           114
                                                                      ----------
                                                                           5,947
                                                                      ----------
INDUSTRIALS--7.5%
3M Co.                                                       1,325           114
Administaff, Inc.                                            2,550            75
Advisory Board Co. (The)(2)                                  1,050            50
AerCap Holdings N.V.(2)                                      1,925            27
Alamo Group, Inc.                                            3,100            86
Altra Holdings, Inc.(2)                                      6,550           130
Atlas Air Worldwide Holdings, Inc.(2)                        2,150           120
Celadon Group, Inc.(2)                                       2,450            36
China Southern Airlines Co., Ltd. ADR(2)                       885            27
CIRCOR International, Inc.                                   1,150            49
CNH Global N.V.(14)                                          6,935           331
Commercial Vehicle Group, Inc.(2)                            4,850            79

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                         VIRTUS BALANCED ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                     SHARES            VALUE
                                                 --------------   --------------
INDUSTRIALS--CONTINUED
Consolidated Graphics,
   Inc.(2)                                                2,650   $          128
Cummins, Inc.                                               950              105
DXP Enterprises, Inc.(2)                                  1,950               47
EMCOR Group, Inc.(2)                                      3,800              110
Fly Leasing Ltd. ADR                                      6,090               83
General Electric Co.                                     26,600              487
Gol Linhas Aereas Inteligentes S.A. ADR                   1,620               25
Honeywell International, Inc.(14)                         2,125              113
IHS, Inc. Class A(2)                                      3,100              249
JetBlue Airways Corp.(2)(14)                             12,350               82
Joy Global, Inc.                                          5,000              434
Kadant, Inc.(2)                                           3,350               79
Koninklijke (Royal) Philips Electronics NV                  620               19
Mitsui & Co., Ltd. Sponsored ADR                            145               48
NN, Inc.(2)                                               4,650               57
Northrop Grumman Corp.                                    4,800              311
Oshkosh Corp.(2)                                          1,850               65
Powell Industries, Inc.(2)                                2,600               85
Raytheon Co.                                              8,800              408
Regal-Beloit Corp.                                        1,440               96
Resources Connection, Inc.                                1,800               33
Roper Industries, Inc.                                      725               55
Shaw Group, Inc. (The)(2)                                 3,070              105
Siemens AG Sponsored ADR                                  1,885              234
Southwest Airlines Co.                                    4,020               52
Timken Co. (The)                                          4,900              234
TrueBlue, Inc.(2)                                         3,650               66
UniFirst Corp.                                            2,450              135
URS Corp.(2)                                              2,900              121
                                                                  --------------
                                                                           5,190
                                                                  --------------
INFORMATION TECHNOLOGY--13.8%
ACI Worldwide, Inc.(2)                                    1,150               31
Acxiom Corp.(2)                                           3,750               64
Advanced Analogic Technologies, Inc.(2)                   6,500               26
Akamai Technologies, Inc.(2)(14)                          1,400               66
Altera Corp.                                              3,675              131
Amdocs Ltd.(2)                                            2,340               64
Amtech Systems, Inc.(2)                                   1,250               31
Anixter International, Inc.                               2,500              149
Apple, Inc.(2)                                            3,555            1,147
Applied Micro Circuits Corp.(2)                           3,450               37
Archipelago Learning, Inc.(2)(14)                         2,550               25
ARM Holdings plc Sponsored ADR(14)                        2,425               50
Arris Group, Inc.(2)                                      8,150               91
Aviat Networks, Inc.(2)                                   7,150               36
Blue Coat Systems, Inc.(2)                                  900               27
Broadcom Corp. Class A                                    5,155              225
Cardtronics, Inc.(2)                                      6,350              112
Check Point Software Technologies Ltd.(2)(14)             2,550              118

                                                     SHARES            VALUE
                                                 --------------   --------------
INFORMATION TECHNOLOGY--CONTINUED
Cisco Systems, Inc.(2)                                   21,435   $          434
Cognizant Technology Solutions Corp. Class A(2)           2,825              207
Coherent, Inc.(2)                                         1,650               75
CommVault Systems, Inc.(2)                                1,450               42
Demandtec, Inc.(2)                                        2,050               22
Dolby Laboratories, Inc. Class A(2)(14)                   1,470               98
EMC Corp.(2)                                              5,250              120
F5 Networks, Inc.(2)(14)                                  1,750              228
Google, Inc. Class A(2)                                     590              350
GT Solar International, Inc.(2)(14)                       3,500               32
Hewlett-Packard Co.                                       8,000              337
Hitachi Ltd. Sponsored ADR(14)                            1,910              102
IAC/InterActive Corp.(2)                                  3,950              113
Intel Corp.                                              23,500              494
International Business Machines Corp.                     5,400              793
Intuit, Inc.(2)                                           2,600              128
JinkoSolar Holding Co., Ltd. ADR(2)(14)                   2,355               47
Knot, Inc. (The)(2)                                       2,600               26
Lam Research Corp.(2)(14)                                 3,600              186
Lawson Software, Inc.(2)                                  3,900               36
LeCroy Corp.(2)                                           3,300               32
LG Display Co., Ltd. ADR(14)                              2,125               38
Meru Networks, Inc.(2)(14)                                2,150               33
Microsoft Corp.                                          19,415              542
MKS Instruments, Inc.(2)                                  4,400              108
NetScout Systems, Inc.(2)                                 2,050               47
Newport Corp.(2)                                          6,600              115
Oplink Communications, Inc.(2)                            6,650              123
OPNET Technologies, Inc.                                  1,550               42
Oracle Corp.                                             27,350              856
Parametric Technology Corp.(2)                            1,050               24
Pericom Semiconductor Corp.(2)                            4,100               45
Red Hat, Inc.(2)                                          3,400              155
RightNow Technologies, Inc.(2)                            2,700               64
Riverbed Technology, Inc.(2)(14)                            950               33
SanDisk Corp.(2)                                          7,900              394
Seachange International, Inc.(2)                          6,200               53
Solarfun Power Holdings Co., Ltd.(2)                      5,835               48
SRA International, Inc. Class A(2)                        4,750               97
Symantec Corp.(2)                                        10,400              174
Synopsys, Inc.(2)                                         2,300               62
VMware, Inc. Class A(2)(14)                               1,350              120
Vocus, Inc.(2)                                            3,300               91
                                                                  --------------
                                                                           9,596
                                                                  --------------

                                                     SHARES            VALUE
                                                 --------------   --------------
MATERIALS--5.0%
Agrium, Inc.                                                760   $           70
Ashland, Inc.                                             3,100              158
BHP Billiton Ltd. Sponsored ADR                             525               49
Braskem SA ADR                                            1,840               46
Buckeye Technologies, Inc.                                8,500              179
Crown Holdings, Inc.(2)                                   3,200              107
Domtar Corp.(14)                                          4,800              364
Freeport-McMoRan Copper & Gold, Inc.                      6,725              808
Lubrizol Corp. (The)                                      4,250              454
Minerals Technologies, Inc.                               2,350              154
Newmont Mining Corp.                                      4,450              273
OM Group, Inc.(2)                                           750               29
Omnova Solutions, Inc.(2)                                 4,450               37
PolyOne Corp.(2)                                         15,950              199
POSCO ADR                                                   440               47
Rio Tinto plc ADR(14)                                     1,250               89
Rock-Tenn Co. Class A                                     5,950              321
Ternium SA Sponsored ADR                                  1,175               50
TPC Group, Inc.(2)                                        1,450               44
                                                                  --------------
                                                                           3,478
                                                                  --------------
TELECOMMUNICATION SERVICES--2.2%
American Tower Corp. Class A(2)                           4,920              254
AT&T, Inc.                                               10,500              308
BT Group plc Sponsored ADR(14)                            2,000               57
Cbeyond, Inc.(2)                                          3,100               47
China Unicom Hong Kong Ltd. ADR                           1,225               17
City Telecom (H.K.) Ltd. ADR                              1,675               25
Hughes Communications, Inc.(2)                            2,400               97
Mobile TeleSystems OJSC Sponsored ADR                       855               18
Neutral Tandem, Inc.(2)                                   4,900               71
Nippon Telegraph & Telephone Corp. ADR                    2,125               49
Rogers Communications, Inc. Class B                         490               17
SBA Communications Corp. Class A(2)(14)                   2,950              121
Tele Norte Leste Participacoes SA ADR                     1,300               19
Telefonica S.A. Sponsored ADR                               320               22
Verizon Communications, Inc.                              9,500              340
Vivo Participacoes SA ADR(14)                             1,105               36
                                                                  --------------
                                                                           1,498
                                                                  --------------
UTILITIES--0.9%
CMS Energy Corp.(14)                                      6,300              117
El Paso Electric Co.(2)                                   4,350              120
Enersis SA Sponsored ADR                                  2,880               67
Huaneng Power International, Inc. Sponsored
   ADR(14)                                                2,120               45

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                         VIRTUS BALANCED ALLOCATION FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                     SHARES            VALUE
                                                 --------------   --------------
UTILITIES--CONTINUED
National Grid plc Sponsored
   ADR                                                    1,940   $           86
Southwest Gas Corp.                                       5,550              204
                                                                  --------------
                                                                             639
                                                                  --------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $39,807)                                              46,649
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS--98.2%
   (IDENTIFIED COST $61,345                                               68,164
                                                                  --------------
SHORT-TERM INVESTMENTS--1.8%
MONEY MARKET MUTUAL FUNDS--1.8%
AIM Short-Term Investment - Liquid Assets
   Portfolio (The) - Institutional Shares
   (seven-day effective yield 0.190%)                         2               --(5)
BlackRock Liquidity Funds
   TempFund Portfolio - Institutional Shares
   (seven-day effective yield 0.170%)                 1,225,411            1,225
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $1,225)                                                1,225
                                                                  --------------

                                                     SHARES            VALUE
                                                 --------------   --------------
SECURITIES LENDING COLLATERAL--9.8%
BlackRock Institutional Money
   Market Trust (seven-day effective yield
   0.264%)(15)                                        2,369,943   $        2,370
BlackRock Liquidity Funds
   TempCash Portfolio - Institutional Shares
   (seven-day effective yield 0.176%)(15)             4,454,332            4,454
                                                                  --------------
TOTAL SECURITIES LENDING COLLATERAL
   (IDENTIFIED COST $6,824)                                                6,824
                                                                  --------------
TOTAL INVESTMENTS--109.8%
   (IDENTIFIED COST $69,394)                                              76,213(1)
Other assets and liabilities, net--(9.8)%                                 (6,800)
                                                                  --------------
NET ASSETS--100.0%                                                $       69,413
                                                                  ==============

ABBREVIATIONS:

ADR   American Depositary Receipt
FGIC  Financial Guaranty Insurance Company
FHLMC Federal Home Loan Mortgage Corporation ("Freddie Mac")
FNMA  Federal National Mortgage Association ("Fannie Mae")
GNMA  Government National Mortgage Association ("Ginnie Mae")
MBIA  Municipal Bond Insurance Association
REIT  Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit
SBA   Small Business Administration

COUNTRY WEIGHTINGS+ (unaudited)

United States (includes short-term
   investments and securities lending
   collateral)                           92%
United Kingdom                            2
Bermuda                                   1
Israel                                    1
Japan                                     1
Switzerland                               1
Other                                     2
                                        ---
Total                                   100%
                                        ---

+    % of total investments as of December 31, 2010

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                         Level 2 -
                                           Total Market     Level 1 -   Significant
                                            Value at         Quoted      Observable
                                        December 31, 2010    Prices        Inputs
                                        -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   Asset-Backed Securities                   $ 1,793         $    --      $ 1,793
   Corporate Bonds                             6,563              --        6,563
   Mortgage-Backed Securities                  9,745              --        9,745
   U.S. Government Securities                  2,738              --        2,738
   U.S. Government Agency Obligations            676              --          676
Equity Securities:
   Common Stocks                              46,649          46,649           --
   Securities Lending Collateral               6,824           4,454        2,370
   Short-Term Investments                      1,225           1,225           --
                                             -------         -------      -------
   Total Investments                         $76,213         $52,328      $23,885
                                             =======         =======      =======

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                             VIRTUS CORE EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                     SHARES            VALUE
                                                 --------------   --------------
COMMON STOCKS--98.2%
CONSUMER DISCRETIONARY--13.5%
Aeropostale, Inc.(2)                                     22,050   $          543
Autoliv, Inc.(14)                                        10,850              856
Best Buy Co., Inc.                                       12,500              429
Big Lots, Inc.(2)(14)                                    16,050              489
DIRECTV Class A(2)                                       39,300            1,569
Dollar Tree, Inc.(2)(14)                                 23,450            1,315
Macy's, Inc.(14)                                         45,250            1,145
PetSmart, Inc.                                           16,450              655
Ross Stores, Inc.                                         9,250              585
Time Warner Cable, Inc.                                   7,600              502
TJX Cos., Inc.                                           35,650            1,583
TRW Automotive Holdings Corp.(2)                         24,950            1,315
Whirlpool Corp.(14)                                       4,350              386
                                                                  --------------
                                                                          11,372
                                                                  --------------
CONSUMER STAPLES--7.0%
Dr. Pepper Snapple Group, Inc.                           29,700            1,044
Lorillard, Inc.                                          18,150            1,490
Procter & Gamble Co. (The)                                6,450              415
Tyson Foods, Inc. Class A(14)                            16,850              290
Wal-Mart Stores, Inc.                                    23,350            1,259
Walgreen Co.                                             34,500            1,344
                                                                  --------------
                                                                           5,842
                                                                  --------------
ENERGY--13.1%
Chevron Corp.                                            14,550            1,328
Cimarex Energy Co.                                       15,500            1,372
ConocoPhillips                                           33,100            2,254
Exxon Mobil Corp.                                        13,200              965
National Oilwell Varco, Inc.                             15,550            1,046
Noble Corp.(14)                                          36,700            1,313
Occidental Petroleum Corp.                                9,450              927
Peabody Energy Corp.                                     17,700            1,132
Whiting Petroleum Corp.(2)                                5,700              668
                                                                  --------------
                                                                          11,005
                                                                  --------------
FINANCIALS--12.7%
Allied World Assurance Co. Holdings Ltd.                  9,500              565
Ameriprise Financial, Inc.                               15,800              909
Assurant, Inc.                                           36,050            1,389
Bank of Hawaii Corp.                                     14,200              670
CIT Group, Inc.(2)                                       24,100            1,135
Endurance Specialty Holdings Ltd.(14)                    32,700            1,507
Goldman Sachs Group, Inc. (The)                           2,980              501
JPMorgan Chase & Co.                                     24,100            1,022
Travelers Cos., Inc. (The)                               29,750            1,657
Wells Fargo & Co.                                        43,050            1,334
                                                                  --------------
                                                                          10,689
                                                                  --------------

                                                     SHARES            VALUE
                                                 --------------   --------------
HEALTH CARE--14.6%
AMERIGROUP Corp.(2)(14)                                  18,500   $          813
Amgen, Inc.(2)                                           23,500            1,290
AstraZeneca plc Sponsored ADR(14)                        28,030            1,295
Biogen Idec, Inc.(2)                                      9,150              614
Eli Lilly & Co.                                          47,800            1,675
Endo Pharmaceuticals Holdings, Inc.(2)                   25,850              923
Forest Laboratories, Inc.(2)                             41,700            1,334
Humana, Inc.(2)                                          29,400            1,609
Johnson & Johnson                                         8,350              516
St. Jude Medical, Inc.(2)                                10,300              440
UnitedHealth Group, Inc.                                 36,050            1,302
Watson Pharmaceuticals, Inc.(2)(14)                       9,300              480
                                                                  --------------
                                                                          12,291
                                                                  --------------
INDUSTRIALS--8.3%
General Electric Co.                                     68,100            1,245
Joy Global, Inc.                                         17,350            1,505
Northrop Grumman Corp.                                   16,650            1,079
Raytheon Co.                                             30,750            1,425
Siemens AG Sponsored ADR                                  3,800              472
Timken Co. (The)                                         17,050              814
URS Corp.(2)                                             10,600              441
                                                                  --------------
                                                                           6,981
                                                                  --------------
INFORMATION TECHNOLOGY--18.1%
Apple, Inc.(2)                                            7,850            2,532
Broadcom Corp. Class A                                   12,000              523
Cisco Systems, Inc.(2)                                   31,100              629
Computer Sciences Corp.                                     750               37
Hewlett-Packard Co.                                      27,700            1,166
Intel Corp.                                              70,400            1,481
International Business Machines Corp.                    18,550            2,722
Lam Research Corp.(2)                                    12,900              668
Microsoft Corp.                                          50,850            1,420
Oracle Corp.                                             63,800            1,997
SanDisk Corp.(2)                                         28,200            1,406
Symantec Corp.(2)                                        35,600              596
                                                                  --------------
                                                                          15,177
                                                                  --------------
MATERIALS--7.7%
Ashland, Inc.                                            10,550              536
Crown Holdings, Inc.(2)                                  11,600              387
Domtar Corp.(14)                                         16,900            1,283
Freeport-McMoRan Copper & Gold, Inc.(14)                 15,386            1,848
Lubrizol Corp. (The)                                     12,300            1,315
Newmont Mining Corp.                                      8,400              516
Rock-Tenn Co. Class A                                    11,200              604
                                                                  --------------
                                                                           6,489
                                                                  --------------

                                                     SHARES            VALUE
                                                 --------------   --------------
TELECOMMUNICATION SERVICES--2.7%
AT&T, Inc.                                               36,380   $        1,069
Verizon Communications, Inc.                             33,200            1,188
                                                                  --------------
                                                                           2,257
                                                                  --------------
UTILITIES--0.5%
CMS Energy Corp.(14)                                     21,900              407
                                                                  --------------
TOTAL COMMON STOCKS
   (IDENTIFIED COST $71,794)                                              82,510
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS--98.2%
   (IDENTIFIED COST $71,794)                                              82,510
                                                                  --------------
SHORT-TERM INVESTMENTS--1.9%
MONEY MARKET MUTUAL FUNDS--1.9%
BlackRock Liquidity Funds
   TempFund Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.170%)                                      1,607,543            1,608
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $1,608)                                                1,608
                                                                  --------------
SECURITIES LENDING COLLATERAL--14.2%
BlackRock Institutional Money
   Market Trust (seven-day
   effective yield 0.264%)(15)                        4,133,588            4,134
BlackRock Liquidity Funds
   TempCash Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.176%)(15)                                  7,769,118            7,769
                                                                  --------------
TOTAL SECURITIES LENDING COLLATERAL
   (IDENTIFIED COST $11,903)                                              11,903
                                                                  --------------
TOTAL INVESTMENTS--114.3%
   (IDENTIFIED COST $85,305)                                              96,021(1)
Other assets and liabilities, net--(14.3)%                               (11,992)
                                                                  --------------
NET ASSETS--100.0%                                                $       84,029
                                                                  ==============

ABBREVIATION:

ADR  American Depositary Receipt

COUNTRY WEIGHTINGS+ (unaudited)

United States (includes short-term
   investments and securities lending
   collateral)                           95%
Bermuda                                   2
Switzerland                               2
United Kingdom                            1
                                        ---
Total                                   100%
                                        ---

+    % of total investments as of December 31, 2010

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                             VIRTUS CORE EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                    Level 2 -
                                      Total Market     Level 1 -   Significant
                                       Value at          Quoted     Observable
                                   December 31, 2010     Prices       Inputs
                                   -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                        $82,510         $82,510      $   --
   Securities Lending Collateral         11,903           7,769       4,134
   Short-Term Investments                 1,608           1,608          --
                                        -------         -------      ------
   Total Investments                    $96,021         $91,887      $4,134
                                        =======         =======      ======

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                   VIRTUS EMERGING MARKETS OPPORTUNITIES FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                        SHARES        VALUE
                                                     -----------   ----------
PREFERRED STOCK--7.0%
CONSUMER STAPLES--3.9%
Companhia de Bebidas das Americas ADR
   2.94% (Brazil)                                      1,353,545   $   42,001
                                                                   ----------
FINANCIALS--1.8%
Itau Unibanco Holding SA ADR
   2.40% (Brazil)                                        783,174       18,804
                                                                   ----------
UTILITIES--1.3%
AES Tiete SA
   10.59% (Brazil)                                       970,922       14,037
                                                                   ----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $57,011)                                              74,842
                                                                   ----------
COMMON STOCKS--85.4%
CONSUMER DISCRETIONARY--6.3%
Clicks Group Ltd.
   (South Africa)                                      1,778,100       11,698
Cox & Kings India Ltd.
   (India)                                               148,996        1,739
Genting Malaysia Bhd
   (Malaysia)                                          8,111,000        8,917
Hero Honda Motors Ltd.
   (India)                                               253,250       11,260
Kangwon Land, Inc.
   (Korea)                                               796,260       19,610
Parkson Retail Group Ltd.
   (China)                                             2,821,837        4,349
Peace Mark Holdings Ltd.
   (Hong Kong)(2)(6)(8)                                  464,100            0
Wynn Macau Ltd.
   (Hong Kong)                                         4,308,402        9,645
                                                                   ----------
                                                                       67,218
                                                                   ----------
CONSUMER STAPLES--30.2%
AmorePacific Corp.
   (South Korea)                                          20,440       20,514
Anadolu Efes Biracilik Ve Malt Sanayii AS
   (Turkey)                                              616,700        9,346
British American Tobacco Bangladesh Co., Ltd.
   (Bangladesh)                                          245,470        2,496
British American Tobacco
   Bhd (Malaysia)                                        290,300        4,236
British American Tobacco plc (Shares Traded on
   Johannesburg Exchange)
   (United Kingdom)                                      824,891       32,159
British American Tobacco plc (Shares Traded on
   London Exchange)
   (United Kingdom)                                      279,363       10,730
Coca-Cola Femsa S.A.B
   de C.V. Series L (Mexico)                             530,758        4,387
Coca-Cola Femsa S.A.B. de C.V. Sponsored ADR
   (Mexico)                                               61,734        5,089

                                                        SHARES        VALUE
                                                     -----------   ----------
CONSUMER STAPLES--CONTINUED
Colgate Palmolive India Ltd.
   (India)                                               316,200   $    6,151
Dabur India Ltd. (India)                               4,276,000        9,587
Dairy Farm International Holdings Ltd.
   (Hong Kong)                                           780,800        7,254
Distilleries Co. of Sri Lanka Ltd.
   (Sri Lanka)                                           542,385          870
Fomento Economico Mexicano S.A.B. de C.V
   Sponsored ADR (Mexico)                                163,324        9,133
Grupo Modelo S.A.B. de C.V. Series C
   (Mexico)                                              807,800        5,020
Gudang Garam Tbk PT
   (Indonesia)                                         2,254,481       10,009
Guinness Anchor Bhd
   (Malaysia)                                          1,610,399        5,306
Hengan International Group Co., Ltd. (China)           1,701,468       14,677
ITC Ltd. (India)                                       6,972,904       27,235
Nestle India Ltd. (India)                                183,306       15,634
Nestle Malaysia Bhd (Malaysia)                           279,500        3,928
SABMiller plc (South Africa)                             537,451       19,216
Shoprite Holdings Ltd. (South Africa)                    973,463       14,726
Souza Cruz SA (Brazil)                                   667,451       36,344
Tsingtao Brewery Co., Ltd. (China)                     2,243,817       11,749
Unilever Indonesia Tbk PT (Indonesia)                  5,575,785       10,211
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)             5,428,156       15,511
Want Want China Holdings Ltd. (China)                 10,580,254        9,270
                                                                   ----------
                                                                      320,788
                                                                   ----------
ENERGY--2.2%
CNOOC Ltd. (China)                                     7,979,416       18,930
Oil & Gas Development Co., Ltd. (Pakistan)             2,288,959        4,563
                                                                   ----------
                                                                       23,493
                                                                   ----------
FINANCIALS--21.9%
Axis Bank Ltd. (India)                                   349,962       10,567
BM&F Bovespa SA (Brazil)                               1,906,045       15,076
CETIP SA - Balcao Organizado de Ativos e
   Derivativos (Brazil)                                1,133,663       16,117
Commercial Bank of Ceylon plc (Sri Lanka)              1,133,800        2,656
Compartamos SAB de C.V. (Mexico)(2)                    6,604,148       14,358
Credicorp Ltd. ADR (Peru)                                 75,293        8,953
Delta Brac Housing Finance Corp., Ltd.
   (Bangladesh)                                           58,766        2,083

                                                        SHARES        VALUE
                                                     -----------   ----------
FINANCIALS--CONTINUED
Housing Development Finance Corp. (India)              2,785,436   $   45,371
Housing Development Finance Corporation Bank
   Ltd. (India)                                          907,037       47,595
Infrastructure Development Finance Co., Ltd.
   (India)                                             2,019,200        8,246
Itausa Investimentos SA (Brazil)                       1,209,653        9,619
JSE Ltd. (South Africa)                                  658,261        7,894
MCB Bank Ltd. (Pakistan)                                 896,011        2,390
Public Bank Bhd (Malaysia)                             2,371,200       10,012
Remgro Ltd. (South Africa)                               885,231       15,178
Shriram Transport Finance Co., Ltd. (India)              458,782        8,014
Turkiye Garanti Bankasi AS (Turkey)                    1,573,548        7,970
                                                                   ----------
                                                                      232,099
                                                                   ----------
HEALTH CARE--1.2%
Cipla Ltd. (India)                                       757,034        6,261
Sun Pharmaceutical Industries Ltd. (India)               612,925        6,647
                                                                   ----------
                                                                       12,908
                                                                   ----------
INDUSTRIALS--5.6%
Beijing Enterprises Holdings Ltd. (China)              1,321,197        8,193
Bharat Electronics Ltd. (India)                          222,444        8,809
Bharat Heavy Electricals Ltd. (India)                    349,919       18,184
Jain Irrigation Systems Ltd. (India)                   2,032,632        9,555
Keells (John) Holdings plc (Sri Lanka)                 1,617,100        4,349
Taiwan Secom Co., Ltd. (Taiwan)                        3,093,100        5,867
Weg SA (Brazil)                                          316,500        4,156
                                                                   ----------
                                                                       59,113
                                                                   ----------
INFORMATION TECHNOLOGY--9.3%
Baidu.com, Inc. Sponsored ADR (China)(2)                 224,722       21,692
Cielo SA (Brazil)                                      1,258,136       10,194
Financial Technologies India Ltd. (India)                226,782        4,533
Infosys Technologies Ltd. Sponsored ADR
   (India)                                               120,000        9,130
NetEase.Com, Inc. ADR (China)(2)(14)                     322,203       11,648
NHN Corp. (Korea)(2)                                      54,438       10,889
Redecard SA (Brazil)                                   1,008,228       12,785
Tencent Holdings Ltd. (China)                            328,700        7,142
Totvs SA Com NPV (Brazil)                                 99,731       10,153
                                                                   ----------
                                                                       98,166
                                                                   ----------

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                   VIRTUS EMERGING MARKETS OPPORTUNITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                        SHARES        VALUE
                                                     -----------   ----------
MATERIALS--4.2%
Asian Paints Ltd. (India)                                158,218   $   10,186
Engro Corp., Ltd. (Pakistan)                           2,077,132        4,698
Fauji Fertilizer Co., Ltd. (Pakistan)                  3,181,072        4,672
Semen Gresik (Persero) Tbk PT (Indonesia)             18,765,683       19,682
Trans Hex Group Ltd. (South Africa)(2)                    14,561            5
Yingde Gases Group Co., Ltd. (China)(2)                6,319,897        5,618
                                                                   ----------
                                                                       44,861
                                                                   ----------
TELECOMMUNICATION SERVICES--0.8%
MTN Group Ltd. (South Africa)                            427,463        8,723
                                                                   ----------
UTILITIES--3.7%
China Resources Gas Group Ltd. (Bermuda)               3,499,783        4,980
Companhia Energetica de Minas Gerais (Brazil)            657,400       10,578
CPFL Energia SA (Brazil)                                 534,087       13,256
Light SA (Brazil)                                        705,939       10,814
                                                                   ----------
                                                                       39,628
                                                                   ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $774,297)                                            906,997
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--92.4%
(IDENTIFIED COST $831,308)                                            981,839
                                                                   ----------
SHORT-TERM INVESTMENTS--6.0%
MONEY MARKET MUTUAL FUNDS--6.0%
Dreyfus Cash Management Fund - Institutional
   Shares (seven-day effective yield 0.140%)          63,573,171       63,573
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $63,573)                                              63,573
                                                                   ----------

                                                        SHARES        VALUE
                                                     -----------   ----------
SECURITIES LENDING COLLATERAL--0.2%
Dreyfus Institutional Cash Advantage Fund
   (seven-day effective yield 0.180%)(15)              2,012,000   $    2,012
                                                                   ----------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $2,012)                                                2,012
                                                                   ----------
TOTAL INVESTMENTS--98.6%
(IDENTIFIED COST $896,893)                                          1,047,424(1)
Other assets and liabilities, net--1.4%                                14,928
                                                                   ----------
NET ASSETS--100.0%                                                 $1,062,352
                                                                   ==========

ABBREVIATION:

ADR American Depositary Receipt

COUNTRY WEIGHTINGS+ (unaudited)
-------------------------------
India                                    25%
Brazil                                   21
China                                    11
South Africa                              8
United States (includes short-term
   investments and securities lending
   collateral)                            6
Mexico                                    5
United Kingdom                            4
Other                                    20
                                        ---
Total                                   100%
                                        ---

+    % of total investments as of December 31, 2010

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                      Total Market      Level 1 -        Level 3 -
                                        Value at         Quoted         Significant
                                   December 31, 2010     Prices     Unobservable Inputs
                                   -----------------   ----------   -------------------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                       $  906,997      $  906,997           $ 0
   Preferred Stock                         74,842          74,842            --
   Securities Lending Collateral            2,012           2,012            --
   Short-Term Investments                  63,573          63,573            --
                                       ----------      ----------           ---
   Total Investments                   $1,047,424      $1,047,424           $ 0
                                       ==========      ==========           ===

There are no Level 2 (significant observable inputs) priced securities.

*    Level 3 Common Stock valued at $0 at beginning and end of period.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                            VIRTUS VALUE EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                        SHARES        VALUE
                                                     -----------   ----------
COMMON STOCKS--99.0%
CONSUMER DISCRETIONARY--11.0%
Advance Auto Parts, Inc.                                  14,700   $      972
Aeropostale, Inc.(2)                                      44,200        1,089
Autoliv, Inc.(14)                                         24,900        1,966
Big Lots, Inc.(2)(14)                                     30,600          932
DIRECTV Class A(2)                                        64,300        2,568
Family Dollar Stores, Inc.                                13,700          681
Ford Motor Co.(2)(14)                                     46,600          783
Macy's, Inc.                                              52,000        1,316
Ross Stores, Inc.                                          8,700          550
Time Warner Cable, Inc.                                   10,500          693
TJX Cos., Inc.                                            43,100        1,913
TRW Automotive Holdings Corp.(2)                          30,100        1,586
Viacom, Inc. Class B                                      12,200          483
                                                                   ----------
                                                                       15,532
                                                                   ----------
CONSUMER STAPLES--5.6%
Dr. Pepper Snapple Group, Inc.                            56,000        1,969
Lorillard, Inc.                                            9,500          780
Procter & Gamble Co. (The)                                25,000        1,608
Wal-Mart Stores, Inc.                                     12,800          690
Walgreen Co.                                              72,000        2,805
                                                                   ----------
                                                                        7,852
                                                                   ----------
ENERGY--15.6%
Chevron Corp.                                             56,500        5,156
Cimarex Energy Co.                                        16,100        1,425
ConocoPhillips                                            59,610        4,060
Hess Corp.                                                26,500        2,028
Murphy Oil Corp.                                          12,200          910
National Oilwell Varco, Inc.                              49,300        3,315
Noble Corp.(14)                                           53,500        1,914
Occidental Petroleum Corp.                                21,100        2,070
Oil States International, Inc.(2)                         16,700        1,070
                                                                   ----------
                                                                       21,948
                                                                   ----------
FINANCIALS--24.6%
ACE Ltd.                                                  15,500          965
Allied World Assurance Co. Holdings Ltd.                  45,200        2,687
American Financial Group, Inc.                            63,400        2,047
Ameriprise Financial, Inc.                                33,500        1,928
Assurant, Inc.                                            46,000        1,772
Bank of America Corp.                                    152,300        2,032
Berkshire Hathaway, Inc. Class B(2)                        8,500          681
Capital One Financial Corp.                               19,500          830
CIT Group, Inc.(2)                                        27,700        1,305
Endurance Specialty Holdings Ltd.(14)                     44,400        2,045
Goldman Sachs Group, Inc. (The)                            3,500          588

                                                        SHARES        VALUE
                                                     -----------   ----------
FINANCIALS--CONTINUED
JPMorgan Chase & Co.                                      79,600   $    3,377
NASDAQ OMX Group, Inc. (The)(2)                           82,100        1,947
PNC Financial Services Group, Inc.                        44,100        2,678
Prosperity Bancshares, Inc.                               20,700          813
Senior Housing Properties Trust                           60,500        1,327
Travelers Cos., Inc. (The)                                53,500        2,980
Wells Fargo & Co.                                        150,400        4,661
                                                                   ----------
                                                                       34,663
                                                                   ----------
HEALTH CARE--15.1%
AMERIGROUP Corp.(2)                                       15,400          676
Amgen, Inc.(2)                                            32,400        1,779
AstraZeneca plc Sponsored ADR(14)                         44,100        2,037
Biogen Idec, Inc.(2)                                      15,800        1,059
Eli Lilly & Co.                                           91,000        3,189
Endo Pharmaceuticals Holdings, Inc.(2)                    75,000        2,678
Forest Laboratories, Inc.(2)                              86,100        2,754
Humana, Inc.(2)                                           51,800        2,836
Johnson & Johnson                                         12,600          779
UnitedHealth Group, Inc.                                  94,500        3,412
                                                                   ----------
                                                                       21,199
                                                                   ----------
INDUSTRIALS--7.3%
General Electric Co.                                     133,300        2,438
Joy Global, Inc.                                          18,900        1,640
KBR, Inc.                                                 62,500        1,904
L-3 Communications Holdings, Inc.                         18,300        1,290
Raytheon Co.                                              34,600        1,603
URS Corp.(2)                                              32,200        1,340
                                                                   ----------
                                                                       10,215
                                                                   ----------
INFORMATION TECHNOLOGY--6.3%
Hewlett-Packard Co.                                       20,200          850
Intel Corp.                                               82,200        1,729
International Business Machines Corp.                     13,400        1,967
Lam Research Corp.(2)                                     23,900        1,237
Novellus Systems, Inc.(2)                                 40,800        1,319
SanDisk Corp.(2)                                          19,700          982
Tyco Electronics Ltd.                                     21,400          758
                                                                   ----------
                                                                        8,842
                                                                   ----------
MATERIALS--6.6%
Ashland, Inc.                                             27,300        1,388
Crown Holdings, Inc.(2)                                   56,800        1,896
Domtar Corp.(14)                                          17,400        1,321
Freeport-McMoRan Copper & Gold, Inc.                      20,500        2,462
Lubrizol Corp. (The)                                      20,900        2,234
                                                                   ----------
                                                                        9,301
                                                                   ----------

                                                        SHARES        VALUE
                                                     -----------   ----------
TELECOMMUNICATION SERVICES--4.8%
AT&T, Inc.                                                78,487   $    2,306
Verizon Communications, Inc.                             126,300        4,519
                                                                   ----------
                                                                        6,825
                                                                   ----------
UTILITIES--2.1%
NextEra Energy, Inc.                                      20,200        1,050
NRG Energy, Inc.(2)                                       66,800        1,306
Pinnacle West Capital Corp.(14)                           13,900          576
                                                                   ----------
                                                                        2,932
                                                                   ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $123,600)                                            139,309
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--99.0%
(IDENTIFIED COST $123,600)                                            139,309
                                                                   ----------
SHORT-TERM INVESTMENTS--1.2%
MONEY MARKET MUTUAL FUNDS--1.2%
AIM Short-Term Investment - Liquid Assets
   Portfolio (The) - Institutional Shares
   (seven-day effective yield 0.190%)                        161           --(5)
BlackRock Liquidity Funds TempFund Portfolio -
   Institutional Shares (seven-day effective
   yield 0.170%)                                       1,620,443        1,620
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,620)                                                1,620
                                                                   ----------
SECURITIES LENDING COLLATERAL--7.2%
BlackRock Institutional Money Market Trust
   (seven-day effective yield 0.264%)(15)              3,511,068        3,511
BlackRock Liquidity Funds TempCash Portfolio -
   Institutional Shares (seven-day effective
   yield 0.176%)(15)                                   6,599,087        6,599
                                                                   ----------
TOTAL SECURITIES LENDING COLLATERAL
(IDENTIFIED COST $10,110)                                              10,110
                                                                   ----------
TOTAL INVESTMENTS--107.4%
(IDENTIFIED COST $135,330)                                            151,039(1)
Other assets and liabilities, net--(7.4)%                             (10,395)
                                                                   ----------
NET ASSETS--100.0%                                                 $  140,644
                                                                   ==========

ABBREVIATION:

ADR American Depositary Receipt

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                            VIRTUS VALUE EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

COUNTRY WEIGHTINGS+ (unaudited)
-------------------------------
United States
(includes short-term investments and
   securities lending collateral)       93%
Switzerland                              4
Bermuda                                  2
United Kingdom                           1
                                       ---
Total                                  100%
                                       ---

+ % of total investments as of December 31, 2010

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements):

                                                                    Level 2 -
                                                       Level 1 -   Significant
                                     Total Value at      Quoted     Observable
                                   December 31, 2010     Prices       Inputs
                                   -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Equity Securities:
   Common Stocks                        $139,309        $139,309     $   --
   Securities Lending Collateral          10,110           6,599      3,511
   Short-Term Investments                  1,620           1,620         --
                                        --------        --------     ------
Total Investments                       $151,039        $147,528     $3,511
                                        ========        ========     ======

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                         VIRTUS HIGH YIELD INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                        PAR
                                                       VALUE            VALUE
                                                    ----------       -----------
CORPORATE BONDS--94.7%
CONSUMER DISCRETIONARY--21.9%
Affinion Group, Inc. 144A
   7.875%, 12/15/18 (4)                             $      219       $       215
ArvinMeritor, Inc.
   8.125%, 9/15/15                                         376               395
Asbury Automotive Group, Inc.
   144A
   8.375%, 11/15/20 (4)                                    128               133
Ashtead Capital, Inc. 144A
   9.000%, 8/15/16 (4)                                     358               375
AutoNation, Inc.
   6.750%, 4/15/18                                          55                57
Baldor Electric Co.
   8.625%, 2/15/17                                         117               132
Brunswick Corp. 144A
   11.250%, 11/1/16 (4)                                    250               299
Building Materials Corp. of
   America 144A
   6.875%, 8/15/18 (4)                                      74                74
Cablevision Systems Corp.
   8.000%, 4/15/20                                          25                27
Central Garden & Pet Co.
   8.250%, 3/1/18                                          340               346
Cinemark USA, Inc.
   8.625%, 6/15/19                                         315               343
Continental Airlines, Inc. 144A
   6.750%, 9/15/15 (4)                                      74                77
CSC Holdings, Inc. 144A
   8.625%, 2/15/19 (4)                                     220               250
Dillard's, Inc.
   6.625%, 1/15/18                                         310               304
Dish DBS Corp.
   7.875%, 9/1/19                                          116               122
Eastman Kodak Co. 144A
   9.750%, 3/1/18 (4)                                      125               128
Education Management
   LLC/Education Management
   Finance Corp.
   8.750%, 6/1/14                                           79                81
   10.250%, 6/1/16                                          38                39
Gannett Co., Inc.
   9.375%, 11/15/17                                        250               280
Gaylord Entertainment Co.
   6.750%, 11/15/14                                        250               247
Goodyear Tire & Rubber Co. (The)
   10.500%, 5/15/16                                        125               143
Great Canadian Gaming Corp. 144A
   7.250%, 2/15/15 (4)                                     125               128
Hanesbrands, Inc.
   8.000%, 12/15/16                                        145               156
   144A 6.375%, 12/15/20(4)                                 82                78
Hertz Corp. (The) 144A
   7.500%, 10/15/18 (4)                                     36                38
Jarden Corp.
   7.500%, 5/1/17                                          215               228
Lamar Media Corp. Series C
   6.625%, 8/15/15                                         245               250
Lear Corp.
   7.875%, 3/15/18                                         300               322
Marina District Finance Co., Inc.
   144A 9.500%, 10/15/15(4)                                328               324
   144A 9.875%, 8/15/18(4)                                  36                36

                                                        PAR
                                                       VALUE            VALUE
                                                    ----------       -----------
CONSUMER DISCRETIONARY--CONTINUED
MGM Resorts International 144A
   9.000%, 3/15/20 (4)                              $      250       $       276
Mobile Mini, Inc.
   6.875%, 5/1/15                                          250               255
Nebraska Book Co., Inc.
   10.000%, 12/1/11                                         45                45
Netflix, Inc.
   8.500%, 11/15/17                                        125               141
Penn National Gaming, Inc.
   8.750%, 8/15/19                                         300               332
Penske Automotive Group, Inc.
   7.750%, 12/15/16                                        250               256
Pinafore LLC/Pinafore, Inc. 144A
   9.000%, 10/1/18 (4)                                     174               189
Quiksilver, Inc.
   6.875%, 4/15/15                                         200               197
Regal Cinemas Corp.
   8.625%, 7/15/19                                         196               209
Regal Entertainment Group
   9.125%, 8/15/18                                         158               169
Rent-A-Center, Inc. 144A
   6.625%, 11/15/20 (4)                                     32                32
Sally Holdings LLC/Sally
   Capital, Inc.
   10.500%, 11/15/16                                       335               371
Sears Holdings Corp. 144A
   6.625%, 10/15/18 (4)                                    128               120
Service Corp. International
   7.000%, 5/15/19                                          32                32
   8.000%, 11/15/21                                        140               148
Sinclair Television Group, Inc.
   144A
   8.375%, 10/15/18 (4)                                     37                38
Sirius XM Satellite Radio, Inc.
   144A 8.750%, 4/1/15(4)                                  350               381
   144A 7.625%, 11/1/18(4)                                  32                33
Tenneco, Inc. 144A
   6.875%, 12/15/20 (4)                                     15                15
Titan International, Inc. 144A
   7.875%, 10/1/17 (4)                                     117               124
TRW Automotive, Inc. 144A
   8.875%, 12/1/17 (4)                                     330               371
United Artists Theatre Circuit,
   Inc.
   Series 95-A
   9.300%, 7/1/15(6)(8)                                    127               120
   Series BD-1
   9.300%, 7/1/15(6)(8)                                    112               106
   Series BE-9
   9.300%, 7/1/15(6)(8)                                      4                 4
United Rentals North America, Inc.
   8.375%, 9/15/20                                         250               256
Unitymedia Hessen GmbH &
   Co. KG/Unitymedia NRW
   GmbH 144A
   8.125%, 12/1/17 (4)                                     390               409
Wendy's/Arby's Restaurants LLC
   10.000%, 7/15/16                                        500               545
Wynn Las Vegas LLC/Wynn
   Las Vegas Capital Corp.
   7.875%, 11/1/17                                         350               379
   7.750%, 8/15/20                                          31                34
                                                                     -----------
                                                                          11,214
                                                                     -----------

                                                        PAR
                                                       VALUE            VALUE
                                                    ----------       -----------
CONSUMER STAPLES--6.7%
Ingles Markets, Inc.
   8.875%, 5/15/17                                  $      240       $       258
Alliance One International, Inc.
   10.000%, 7/15/16                                        135               139
B&G Foods, Inc.
   7.625%, 1/15/18                                         140               148
Campofrio Food Group SA 144A
   8.250%, 10/31/16 (4)                                    250 EUR           346
Chiquita Brands International, Inc.
   8.875%, 12/1/15                                         350               359
Clearwater Paper Corp. 144A
   7.125%, 11/1/18 (4)                                      83                86
Constellation Brands, Inc.
   7.250%, 9/1/16                                          185               197
Cott Beverages, Inc.
   8.375%, 11/15/17                                        160               174
   8.125%, 9/1/18                                           18                19
Darling International, Inc. 144A
   8.500%, 12/15/18 (4)                                    127               133
Dean Foods Co.
   7.000%, 6/1/16                                          399               368
Prestige Brands, Inc.
   8.250%, 4/1/18                                          125               130
Revlon Consumer Products Corp.
   9.750%, 11/15/15                                        350               372
Smithfield Foods, Inc.
   144A 10.000%, 7/15/14(4)                                 50                58
   7.750%, 7/1/17                                          365               381
SUPERVALU, Inc.
   8.000%, 5/1/16                                          250               241
                                                                     -----------
                                                                           3,409
                                                                     -----------
ENERGY--18.2%
Abengoa Finance SAU 144A
   8.875%, 11/1/17 (4)                                     250               233
Air Medical Group Holdings 144A
   9.250%, 11/1/18 (4)                                     121               128
Arch Coal, Inc.
   8.750%, 8/1/16                                          125               137
Berry Petroleum Co.
   10.250%, 6/1/14                                         168               194
Bill Barrett Corp.
   9.875%, 7/15/16                                         216               238
Breitburn Energy Partners LP 144A
   8.625%, 10/15/20 (4)                                    124               125
Brigham Exploration Co. 144A
   8.750%, 10/1/18 (4)                                     234               254
Bristow Group, Inc.
   7.500%, 9/15/17                                         120               127
Calfrac Holdings LP 144A
   7.500%, 12/1/20 (4)                                     198               201
Chesapeake Energy Corp.
   7.250%, 12/15/18                                        250               260
Compagnie Generale de
   Geophysique-Veritas
   9.500%, 5/15/16                                         475               520
Complete Production Services, Inc.
   8.000%, 12/15/16                                        245               255
Comstock Resources, Inc.
   8.375%, 10/15/17                                        345               348
Concho Resources, Inc.
   8.625%, 10/1/17                                         250               274
   7.000%, 1/15/21                                          30                31

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                          VIRTUS HIGH YIELD INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2010

($ reported in thousands)

                                                        PAR
                                                       VALUE            VALUE
                                                    ----------       -----------
ENERGY--CONTINUED
Copano Energy LLC/Copano
   Energy Finance Corp.
   8.125%, 3/1/16                                   $      203       $       210
Crosstex Energy LP/Crosstex
   Energy Finance Corp.
   8.875%, 2/15/18                                         160               172
Denbury Resources, Inc.
   9.750%, 3/1/16                                          234               262
El Paso Corp.
   8.250%, 2/15/16                                         230               268
EXCO Resources, Inc.
   7.500%, 9/15/18                                         125               123
Frontier Oil Corp.
   8.500%, 9/15/16                                         235               251
   6.875%, 11/15/18                                         65                67
Genesis Energy LP/Genesis
   Energy Finance Corp. 144A
   7.875%, 12/15/18 (4)                                    113               113
Gulfmark Offshore, Inc.
   7.750%, 7/15/14                                         365               372
Harvest Operations Corp. 144A
   6.875%, 10/1/17 (4)                                      18                19
Helix Energy Solutions Group, Inc.
   144A
   9.500%, 1/15/16 (4)                                     250               258
Holly Corp.
   9.875%, 6/15/17                                         350               383
Inergy LP/Inergy Finance Corp.
   8.750%, 3/1/15                                          233               249
   144A 7.000%, 10/1/18(4)                                  21                21
International Coal Group, Inc.
   9.125%, 4/1/18                                          250               271
Key Energy Services, Inc.
   8.375%, 12/1/14                                         375               398
Linn Energy LLC/Linn Energy
   Finance Corp. 144A
   8.625%, 4/15/20 (4)                                     150               162
Markwest Energy Partners
   LP/Markwest Energy Finance
   Corp.
   6.750%, 11/1/20                                          32                32
New World Resources NV 144A
   7.875%, 5/1/18 (4)                                      250 EUR           344
Parker Drilling Co. 144A
   9.125%, 4/1/18 (4)                                      125               131
Penn Virginia Resource Partners
   LP/Penn Virginia Resource
   Finance Corp.
   8.250%, 4/15/18                                         353               365
Pioneer Drilling Co.
   9.875%, 3/15/18                                         125               133
Pride International, Inc.
   8.500%, 6/15/19                                         120               137
Range Resources Corp.
   7.500%, 10/1/17                                         125               132
Regency Energy Partners
   LP/Regency Energy Finance Corp.
   9.375%, 6/1/16                                          125               138
Rosetta Resources, Inc. 144A
   9.500%, 4/15/18 (4)                                     250               271
Sino-Forest Corp. 144A
   6.250%, 10/21/17 (4)                                     83                84
Swift Energy Co.
   8.875%, 1/15/20                                         250               272

                                                        PAR
                                                       VALUE            VALUE
                                                    ----------       -----------
ENERGY--CONTINUED
Targa Resources Partners
   LP/Targa Resources Partners
   Finance Corp. 144A
   7.875%, 10/15/18 (4)                             $       86       $        91
Tesoro Corp.
   9.750%, 6/1/19                                          125               139
Trinidad Drilling Ltd. 144A
   7.875%, 1/15/19 (4)                                     115               117
                                                                     -----------
                                                                           9,310
                                                                     -----------
FINANCIALS--5.5%
Ally Financial, Inc.
   0.000%, 6/15/15                                         590               437
Cardtronics, Inc.
   8.250%, 9/1/18                                          118               126
CEDC Finance Corp.
International, Inc. 144A
   9.125%, 12/1/16 (4)                                     310               331
CIT Group, Inc.
   7.000%, 5/1/17                                          525               528
Fidelity National Information
   Services, Inc.
   144A 7.625%, 7/15/17(4)                                  61                64
   144A 7.875%, 7/15/20(4)                                   9                 9
Ford Motor Credit Co., LLC
   8.125%, 1/15/20                                         265               309
Hertz Corp. (The) 144A
   7.375%, 1/15/21 (4)                                     197               200
International Lease Finance Corp.
   144A 8.625%, 9/15/15(4)                                  20                21
   144A 8.750%, 3/15/17(4)                                 370               398
   8.875%, 9/1/17                                          175               190
   8.250%, 12/15/20                                         51                53
Pinnacle Foods Finance
   LLC/Pinnacle Foods
   Finance Corp.
   8.250%, 9/1/17                                          130               133
Richard Ellis (C.B.) Services,
   Inc. 144A
   6.625%, 10/15/20 (4)                                     31                31
                                                                     -----------
                                                                           2,830
                                                                     -----------
HEALTH CARE--8.2%
Alere, Inc.
   9.000%, 5/15/16                                         275               285
Biomet, Inc.
   11.625%, 10/15/17                                       130               144
BioScrip, Inc.
   10.250%, 10/1/15                                        250               259
Davita, Inc.
   6.375%, 11/1/18                                          47                47
   6.625%, 11/1/20                                          47                47
Elan Finance plc/Elan
   Finance Corp.
   8.750%, 10/15/16                                        254               256
Endo Pharmaceuticals
   Holdings, Inc. 144A
   7.000%, 12/15/20 (4)                                    112               115
Gentiva Health Services, Inc.
   11.500%, 9/1/18                                          53                58
Hanger Orthopedic Group, Inc.
   7.125%, 11/15/18                                        236               236


                                                        PAR
                                                       VALUE            VALUE
                                                    ----------       -----------
HEALTH CARE--CONTINUED
Healthsouth Corp.
   8.125%, 2/15/20                                  $      375       $       405
Mylan, Inc. 144A
   7.875%, 7/15/20 (4)                                     225               243
NBTY, Inc. 144A
   9.000%, 10/1/18 (4)                                     179               192
Omnicare, Inc.
   7.750%, 6/1/20                                          117               121
Patheon, Inc. 144A
   8.625%, 4/15/17 (4)                                     250               251
Select Medical Corp.
   7.625%, 2/1/15                                          355               357
Talecris Biotherapeutics
   Holdings Corp.
   7.750%, 11/15/16                                        300               327
Tenet Healthcare Corp. 144A
   8.000%, 8/1/20 (4)                                      272               277
Universal Health Services
   Escrow Corp. 144A
   7.000%, 10/1/18 (4)                                      16                16
Valeant Pharmaceuticals
   International, Inc.
   144A 6.750%, 10/1/17(4)                                  16                16
   144A 6.875%, 12/1/18(4)                                 160               160
   144A 7.000%, 10/1/20(4)                                  16                16
Warner Chilcott Co. LLC/Warner
   Chilcott Finance LLC 144A
   7.750%, 9/15/18 (4)                                     361               366
                                                                     -----------
                                                                           4,194
                                                                     -----------
INDUSTRIALS--13.8%
Alliant Techsystems, Inc.
   6.875%, 9/15/20                                          17                18
Altra Holdings, Inc.
   8.125%, 12/1/16                                         240               256
American Reprographics Co.
   144A
   10.500%, 12/15/16 (4)                                   118               124
BE Aerospace, Inc.
   8.500%, 7/1/18                                          250               274
Belden, Inc.
   9.250%, 6/15/19                                         376               414
Columbus McKinnon Corp.
   8.875%, 11/1/13                                         250               255
Dycom Investments, Inc.
   8.125%, 10/15/15                                        250               258
DynCorp International, Inc.
   144A
   10.375%, 7/1/17 (4)                                     228               235
EnergySolutions,
   Inc./EnergySolutions LLC 144A
   10.750%, 8/15/18 (4)                                    110               121
Geo Group, Inc. (The)
   7.750%, 10/15/17                                        350               369
Gibraltar Industries, Inc.
   Series B
   8.000%, 12/1/15                                         375               380
Great Lakes Dredge & Dock Corp.
   7.750%, 12/15/13                                        125               127
H&E Equipment Services, Inc.
   8.375%, 7/15/16                                         250               256
HeidelbergCement Finance BV
   8.500%, 10/31/19                                        250 EUR           368

                      Refer to Footnote Legend on page 30.
                       See Notes to Financial Statements

                          VIRTUS HIGH YIELD INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                           PAR
                                                          VALUE         VALUE
                                                       ----------    -----------
INDUSTRIALS--13.8%
Interactive Data Corp. 144A
   10.250%, 8/1/18 (4)                                 $      221    $       243
Interface, Inc. 144A
   7.625%, 12/1/18 (4)                                          6              6
Interline Brands, Inc. 144A
   7.000%, 11/15/18 (4)                                       111            113
Iron Mountain, Inc.
   8.375%, 8/15/21                                            210            226
Kansas City Southern de Mexico
   SA de CV
   8.000%, 2/1/18                                             125            136
Live Nation Entertainment, Inc.
   144A
   8.125%, 5/15/18 (4)                                        250            254
Manitowoc Co., Inc. (The)
   9.500%, 2/15/18                                            209            230
Martin Midstream Partners
   LP/Martin Midstream Finance
   Corp.
   8.875%, 4/1/18                                             250            259
MasTec, Inc.
   7.625%, 2/1/17                                             250            250
Mobile Mini, Inc. 144A
   7.875%, 12/1/20 (4)                                         33             34
Moog, Inc.
   7.250%, 6/15/18                                            110            116
National Money Mart Co.
   10.375%, 12/15/16                                          225            244
Oshkosh Corp.
   8.500%, 3/1/20                                             125            138
PHH Corp. 144A
   9.250%, 3/1/16 (4)                                         166            176
PHI, Inc. 144A
   8.625%, 10/15/18 (4)                                       125            129
Polypore International, Inc. 144A
   7.500%, 11/15/17 (4)                                        33             34
SPX Corp. 144A
   6.875%, 9/1/17 (4)                                          66             70
Transdigm, Inc. 144A
   7.750%, 12/15/18 (4)                                       212            220
Triumph Group, Inc.
   8.000%, 11/15/17                                           240            251
Tutor Perini Corp. 144A
   7.625%, 11/1/18 (4)                                        250            252
WESCO Distribution, Inc.
   7.500%, 10/15/17                                           245            249
                                                                     -----------
                                                                           7,085
                                                                     -----------
INFORMATION TECHNOLOGY--2.5%
   Advanced Micro Devices, Inc.
   8.125%, 12/15/17                                           325            346
   144A 7.750%, 8/1/20(4)                                      17             18
Equinix, Inc. 8.125%, 3/1/18                                  225            236
MedAssets, Inc. 144A
   8.000%, 11/15/18 (4)                                       237            239
Seagate HDD Cayman 144A
   7.750%, 12/15/18 (4)                                        50             51
Sungard Data Systems, Inc. 144A
   7.375%, 11/15/18 (4)                                       195            197
Viasat, Inc.
   8.875%, 9/15/16                                            164            176
                                                                     -----------
                                                                           1,263
                                                                     -----------

                                                           PAR
                                                          VALUE         VALUE
                                                       ----------    -----------
MATERIALS--5.9%
Associated Materials LLC 144A
   9.125%, 11/1/17 (4)                                 $      228    $       239
Ball Corp.
   5.750%, 5/15/21                                             96             93
Ferro Corp.
   7.875%, 8/15/18                                            312            331
Glatfelter (P.H.) Co.
   7.125%, 5/1/16                                             250            260
Huntsman International LLC
   8.625%, 3/15/20                                            250            273
   144A 8.625%, 3/15/21(4)                                     19             21
Nalco Finance Holdings, Inc.
   9.000%, 2/1/14(3)                                          132            135
Nova Chemicals Corp.
   8.625%, 11/1/19                                            195            214
Olin Corp. 8.875%, 8/15/19                                    225            250
PE Paper Escrow GmbH 144A
   12.000%, 8/1/14 (4)                                        300            348
PolyOne Corp.
   7.375%, 9/15/20                                             33             34
Solutia, Inc.
   7.875%, 3/15/20                                            245            263
Steel Dynamics, Inc. 144A
   7.625%, 3/15/20 (4)                                        125            134
Texas Industries, Inc. 144A
   9.250%, 8/15/20 (4)                                        235            251
Westlake Chemical Corp.
   6.625%, 1/15/16                                            140            146
                                                                     -----------
                                                                           2,992
                                                                     -----------
TELECOMMUNICATION SERVICES--8.6%
Cincinnati Bell, Inc.
   8.250%, 10/15/17                                           250            249
Citizens Communications Corp.
   7.125%, 3/15/19                                             77             79
Frontier Communications Corp.
   8.500%, 4/15/20                                            250            274
Gannett Co., Inc. 144A
   7.125%, 9/1/18 (4)                                          32             32
GCI, Inc.
   8.625%, 11/15/19                                           245            266
Global Crossing Ltd.
   12.000%, 9/15/15                                           240            272
Hughes Network Systems
   LLC/Hughes Network Systems
   Finance Corp.
   9.500%, 4/15/14                                            370            383
MetroPCS Wireless, Inc.
   6.625%, 11/15/20                                            74             71
Nextel Communications, Inc.
   Series C
   5.950%, 3/15/14                                            250            247
NII Capital Corp.
   8.875%, 12/15/19                                           335            363
PAETEC Holding Corp.
   9.500%, 7/15/15                                            235            244
Qwest Communications
   International, Inc.
   8.000%, 10/1/15                                            250            270
tw telecom holdings, Inc.
   8.000%, 3/1/18                                             250            267

                                                           PAR
                                                          VALUE         VALUE
                                                       ----------    -----------
TELECOMMUNICATION SERVICES--CONTINUED
Virgin Media Finance plc
   8.375%, 10/15/19                                    $      325    $       357
West Corp.
   144A 8.625%, 10/1/18(4)                                    118            126
   144A 7.875%, 1/15/19(4)                                     73             74
Wind Acquisition Escrow
   0.000%, 7/15/17(8)                                         279             --
Wind Acquisition Holdings
   Finance S.p.A. PIK Interest
Capitalization 144A
   12.250%, 7/15/17 (4)                                       279            325
Windstream Corp.
   7.000%, 3/15/19                                            425            421
   7.750%, 10/15/20                                            73             76
                                                                     -----------
                                                                           4,396
                                                                     -----------
UTILITIES--3.4%
AES Corp.
   8.000%, 10/15/17                                           250            266
Calpine Corp. 144A
   7.500%, 2/15/21 (4)                                        244            241
Ferrellgas Partners LP
   9.125%, 10/1/17                                            200            221
   8.625%, 6/15/20                                            150            162
GenOn Escrow Corp. 144A
   9.875%, 10/15/20 (4)                                       248            247
NRG Energy, Inc.
   7.375%, 1/15/17                                            395            408
   144A 8.250%, 9/1/20(4)                                      33             34
PNM Resources, Inc.
   9.250%, 5/15/15                                            162            180
                                                                     -----------
                                                                           1,759
                                                                     -----------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $45,786)                                                 48,452
                                                                     -----------

                                                         SHARES
PREFERRED STOCK--0.4%
FINANCIALS--0.4%
ING Capital Funding
   Trust III 3.903%(3)(16)                                    210            194
                                                                     -----------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $189)                                                       194
                                                                     -----------
COMMON STOCKS--0.0%
ENERGY--0.0%
Exterran Holdings, Inc.(2)                                    122              3
TOTAL COMMON STOCKS
(IDENTIFIED COST $5)                                                           3
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS--95.1%
(IDENTIFIED COST $45,980)                                                 48,649
                                                                     -----------

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                          VIRTUS HIGH YIELD INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2010

($ reported in thousands)

                                                         SHARES          VALUE
                                                       ----------    -----------
SHORT-TERM INVESTMENTS--3.4%
MONEY MARKET MUTUAL FUNDS--3.4%
BlackRock Liquidity Funds
   TempFund Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.170%)                                        1,750,783    $     1,751
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,751)                                                   1,751
                                                                     -----------
TOTAL INVESTMENTS--98.5%
(IDENTIFIED COST $47,731)                                                 50,400(1)
Other Assets and Liabilities--1.5%                                           776
                                                                     -----------
NET ASSETS--100.0%                                                   $    51,176
                                                                     ===========

ABBREVIATION:

PIK   Payment-in-Kind Security

COUNTRY WEIGHTINGS+ (unaudited)
----------------------------------
United States (includes short-term
   investments)                                                              89%
Canada                                                                        2
Germany                                                                       2
France                                                                        1
Ireland                                                                       1
Spain                                                                         1
United Kingdom                                                                1
Other                                                                         3
                                                                            ---
Total                                                                       100%
                                                                            ===

+ % of total investments as of December 31, 2010

At December 31, 2010, the Fund had entered into forward currency contracts as follows (reported in thousands):

                                                                 Unrealized
Contracts   In Exchange                  Settlement             Appreciation
 to Sell        for       Counterparty      Date       Value   (Depreciation)
---------   -----------   ------------   ----------   ------   --------------
 EUR 780     USD 1,035     BNY Mellon      4/04/11    $1,042        $(7)
                                                                    ===

CURRENCIES:

EUR  Euro            USD   United States Dollar

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                 Total Market                Level 2 -      Level 3 -
                                   Value at     Level 1 -   Significant   Significant
                                 December 31,     Quoted     Observable   Unobservable
                                     2010         Prices       Inputs        Inputs
                                 ------------   ---------   -----------   ------------
ASSETS TABLE
INVESTMENT IN SECURITIES:
Debt Securities:
   Corporate Bonds                  $48,452       $   --      $48,222         $230
Equity Securities:
   Common Stocks                          3            3           --           --
   Preferred Stock                      194           --          194           --
   Short-Term Investments             1,751        1,751           --           --
                                    -------       ------      -------         ----
   Total Investments                $50,400       $1,754      $48,416         $230
                                    =======       ======      =======         ====
Other Financial Instruments:
   Forward Currency Contracts*      $   (7)       $   --      $    (7)        $ --
                                    -------       ------      -------         ----
   Total Liabilities                $   (7)       $   --      $    (7)        $ --
                                    =======       ======      =======         ====

*    Valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                      Corporate
                                                        Bonds
                                                      ---------
INVESTMENTS IN SECURITIES:
BALANCE AS OF DECEMBER 31, 2009.....................     $252
Accrued discounts/premiums(a).......................        1
Realized gain (loss)(b).............................       --
Change in unrealized appreciation
   (depreciation)(b)................................       13
Net purchases (sales)(c)............................      (36)
Transfers in and/or out of Level 3(d)...............       --
                                                         ----
BALANCE AS OF DECEMBER 31, 2010.....................     $230
                                                         ====

(a)  Disclosed in the Statement of Operations under interest income.

(b) Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)  Includes paydowns.

(d) "Transfers in and/or out" represent the ending value as of December 31, 2010, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                    VIRTUS INTERMEDIATE GOVERNMENT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                       PAR
                                                      VALUE            VALUE
                                                 --------------   --------------
U.S. GOVERNMENT SECURITIES--21.4%
U.S. Treasury Bond
   8.125%, 8/15/19                               $          320   $          446
   6.250%, 8/15/23                                        1,000            1,257
U.S. Treasury Note
   2.000%, 11/30/13                                         192              198
   4.000%, 2/15/15                                          320              351
   2.500%, 4/30/15                                          600              620
   4.625%, 11/15/16                                         675              760
   3.750%, 11/15/18                                       1,565            1,665
   3.625%, 8/15/19                                          300              313
   3.375%, 11/15/19(14)                                   1,300            1,327
                                                                  --------------
TOTAL U.S. GOVERNMENT SECURITIES
   (IDENTIFIED COST $6,921)                                                6,937
                                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--49.4%
FDIC Guaranteed:
   Morgan Stanley
   3.250%, 12/1/11                                        1,100            1,129
   Wells Fargo & Co.
   3.000%, 12/9/11                                          500              512
   Bank of America Corp.
   Series L
   2.100%, 4/30/12                                        1,120            1,143
   General Electric Capital Corp.
   2.200%, 6/8/12                                         1,000            1,022
   JPMorgan Chase & Co.
   2.200%, 6/15/12                                        1,000            1,023
   Goldman Sachs Group, Inc.
   3.250%, 6/15/12                                        1,000            1,038
FDIC Structured Sale
   Guaranteed Notes 10-LA1,
   A2 144A
   0.000%, 10/25/12 (4)                                     500              487
FFCB
   3.875%, 10/7/13                                        1,000            1,078
   2.625%, 4/17/14                                        1,000            1,043
FHLB
   1.625%, 3/20/13                                          115              117
   5.500%, 7/15/36                                          480              529
FHLMC
   2.125%, 3/23/12                                        1,000            1,020
   4.500%, 7/15/13                                          775              844
   4.125%, 9/27/13                                          900              975
FNMA 1.000%, 9/23/13                                        725              724
Israel Government AID Bond
   5.500%, 9/18/23                                        1,500            1,722
Small Business Administration
   09-P10A,1
   4.727%, 2/10/19                                          503              523
Participation Certificates
   09-20B,1,
   4.760%, 2/1/29                                           460              485
Participation Certificates
   09-20F, 1,
   4.950%, 6/1/29                                           589              618
                                                                  --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (IDENTIFIED COST $15,263)                                              16,032
                                                                  --------------

                                                       PAR
                                                      VALUE            VALUE
                                                 --------------   --------------
MUNICIPAL BONDS--0.3%
LOUISIANA--0.3%
Public Facilities Authority,
   System Restoration Projects
   Taxable Series 08-ELL, A1
   4.500%, 2/1/14                                $          110   $          110
                                                                  --------------
TOTAL MUNICIPAL BONDS
   (IDENTIFIED COST $109)                                                    110
                                                                  --------------
MORTGAGE-BACKED SECURITIES--26.7%
AGENCY--26.7%
FHLMC 5.586%, 4/1/37(3)                                     159              168
FHLMC (Interest Only) 202
   6.500%, 4/1/29                                            50               10
FNMA
   11.000%, 12/1/15                                           6                6
   5.500%, 6/1/20                                           318              344
   5.500%, 6/1/28                                           581              624
   6.500%, 5/1/36                                           257              288
   5.000%, 2/1/38                                           479              506
   5.000%, 6/1/40                                           618              653
FNMA Grantor Trust 02-T3, B
   5.763%, 12/25/11                                       2,000            2,093
GNMA
   8.000%, 3/15/23                                            4                4
   7.000%, 8/15/23                                           47               53
   3.125%, 10/20/25(3)                                        6                6
   8.000%, 11/15/26                                          50               59
   5.500%, 1/15/33                                          301              327
GNMA Structured Securities
   04-45, A 4.020%, 12/16/21                                147              148
   05-9, A 4.026%, 5/16/22                                   37               37
   02-53, B 5.552%, 5/16/26                                  16               16
   06-9, A 4.201%, 8/16/26                                  153              155
   04-78, C 4.658%, 4/16/29                                 250              265
   07-75, A 4.747%, 4/16/29                                 271              278
   03-88, CA 4.746%, 1/16/30                                256              269
   06-63, A 4.255%, 2/16/32                                 307              322
   03-48, C 4.891%, 7/16/34                               1,000            1,073
   08-78, C 4.420%, 1/16/37                                 620              666
   05-79, B 4.646%, 8/16/39                                 285              299
                                                                  --------------
TOTAL MORTGAGE-BACKED SECURITIES
   (IDENTIFIED COST $8,383)                                                8,669
                                                                  --------------
ASSET-BACKED SECURITIES--0.9%
AEP Texas Central Transition
   Funding LLC 06-A, A5
   5.306%, 7/1/21                                           250              280
                                                                  --------------
TOTAL ASSET-BACKED SECURITIES
   (IDENTIFIED COST $250)                                                    280
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS--98.7%
   (IDENTIFIED COST $30,926)                                              32,028
                                                                  --------------

                                                     SHARES            VALUE
                                                 --------------   --------------
SHORT-TERM INVESTMENTS--0.8%
MONEY MARKET MUTUAL FUNDS--0.8%
AIM Short-Term Investment
   Treasury Portfolio (The) -
   Institutional Shares
   (seven-day effective
   yield 0.040%)                                        199,210   $          199
BlackRock Liquidity Funds
   FedFund Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.066%)                                         59,514               60
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $259)                                                    259
                                                                  --------------
SECURITIES LENDING COLLATERAL--0.4%
BlackRock Institutional Money
   Market Trust (seven-day
   effective yield 0.264%)(15)                           48,876               49
BlackRock Liquidity Funds
   TempCash Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.176%)(15)                                     91,862               92
                                                                  --------------
TOTAL SECURITIES LENDING COLLATERAL
   (IDENTIFIED COST $141)                                                    141
                                                                  --------------
TOTAL INVESTMENTS--99.9%
   (IDENTIFIED COST $31,326)                                              32,428(1)
Other Assets and Liabilities--0.1%                                            47
                                                                  --------------
NET ASSETS--100.0%                                                $       32,475
                                                                  ==============

ABBREVIATIONS:

FDIC Federal Deposit Insurance Corporation
FFCB Federal Farm Credit Bank
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation ("Freddie Mac")
FNMA Federal National Mortgage Association ("Fannie Mae")
GNMA Government National Mortgage Association ("Ginnie Mae")

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                    VIRTUS INTERMEDIATE GOVERNMENT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                         Level 2 -
                                                            Level 1 -   Significant
                                          Total Value at      Quoted    Observable
                                        December 31, 2010     Prices      Inputs
                                        -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   Asset-Backed Securities                   $   280           $ --       $   280
   Mortgage-Backed Securities                  8,669             --         8,669
   Municipal Bonds                               110             --           110
   U.S. Government Securities                  6,937             --         6,937
   U.S. Government Agency Obligations         16,032             --        16,032
Equity Securities:
   Securities Lending Collateral                 141             92            49
   Short-Term Investments                        259            259            --
                                             -------           ----       -------
Total Investments                            $32,428           $351       $32,077
                                             =======           ====       =======

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                    VIRTUS INTERMEDIATE TAX-EXEMPT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                       PAR
                                                      VALUE            VALUE
                                                 --------------   --------------
MUNICIPAL BONDS(12)--95.3%
ALABAMA--13.2%
Jefferson County Limited Obligation
   Series A, 5.250%, 1/1/17                      $        6,000   $        5,707
   Series A, 5.500%, 1/1/21                               2,415            2,216
Marshall County Health Care
   Authority Series A,
   6.250%, 1/1/22                                           770              785
State Drinking Water Finance
Authority Series 02-A,
   (AMBAC Insured)
   5.000%, 8/15/14                                        2,875            2,956
                                                                  --------------
                                                                          11,664
                                                                  --------------
ARIZONA--3.8%
Salt Verde Financial Corp.
   Series 07,
   5.250%, 12/1/20                                        2,400            2,395
State School Facilities Board
   Certificates of Participation
   Series 08,
   5.250%, 9/1/23                                         1,000            1,018
                                                                           3,413
CALIFORNIA--6.2%
City of Lodi Wastewater System
   Certificates of Participation
   Series A, (NATL Insured)
   5.500%, 10/1/18                                        1,535            1,662
Health Facility Authority,
   Catholic Health System
   Series K,
   5.125%, 7/1/22                                         1,755            1,783
State of California
   5.000%, 10/1/23                                        1,000            1,000
   6.000%, 11/1/35                                        1,000            1,025
                                                                  --------------
                                                                           5,470
                                                                  --------------
COLORADO--6.1%
Gunnison Watershed School
   District No. 1-J Series 09,
   5.250%, 12/1/22                                          500              551
Public Authority For Colorado
   Energy, Natural Gas Purchase
   Series 08,
   6.125%, 11/15/23                                       1,860            1,973
University of Colorado Series A,
   5.625%, 6/1/22                                         2,550            2,888
                                                                  --------------
                                                                           5,412
                                                                  --------------
FLORIDA--1.2%
Miami Dade County Educational
   Facilities Authority, University
   of Miami Series A,
   5.250%, 4/1/18                                         1,000            1,061
                                                                  --------------
ILLINOIS--10.3%
Development Finance Authority
   DePaul University Series C,
   5.625%, 10/1/20                                        1,000            1,048

                                                       PAR
                                                      VALUE            VALUE
                                                 --------------   --------------
ILLINOIS--CONTINUED
Educational Facilities Authority
   University of Chicago Series A,
   5.250%, 7/1/22                                $        3,000   $        3,142
State Finance Authority,
   KishHealth System Obligated
   Group, Series 08,
   4.750%, 10/1/18                                          700              713
State Toll Highway Authority
   Series A-1, (AGM Insured)
   5.000%, 1/1/21                                         1,550            1,619
University of Illinois, Auxiliary
   Facilities Series A,
   5.000%, 4/1/23                                           500              507
University of Illinois, South Farms
   Project (NATL, FGIC Insured)
   5.250%, 9/1/20                                         2,000            2,064
                                                                  --------------
                                                                           9,093
                                                                  --------------
INDIANA--4.1%
City of Indianapolis
   (AGM Insured)
   5.000%, 1/1/22                                         1,000            1,059
Indiana University
   (AMBAC Insured)
   5.250%, 11/15/17                                       1,055            1,157
   Series A,
   5.250%, 6/1/23                                         1,320            1,458
                                                                  --------------
                                                                           3,674
                                                                  --------------
IOWA--3.8%
State of Iowa,
   Prison Infrastructure Funding
   5.000%, 6/15/22                                        1,000            1,083
   State Jobs Program Series A
   5.000%, 6/1/23                                         2,075            2,262
                                                                  --------------
                                                                           3,345
                                                                  --------------
MARYLAND--3.9%
City of Baltimore, Convention
   Center Series 06-A,
   (XLCA Insured)
   5.250%, 9/1/23                                         2,500            2,352
State Health & Higher
   Educational Facilities Authority,
   Anne Arundel County Health
   System Series A,
   6.750%, 7/1/29                                         1,000            1,097
                                                                  --------------
                                                                           3,449
                                                                  --------------
MASSACHUSETTS--2.6%
Commonwealth of
   Massachusetts Series C,
   (AGM Insured)
   5.250%, 8/1/23                                           700              769
State Educational Financing
   Authority, I Series A,
   5.500%, 1/1/22                                         1,500            1,548
                                                                  --------------
                                                                           2,317
                                                                  --------------

                                                       PAR
                                                      VALUE            VALUE
                                                 --------------   --------------
MICHIGAN--5.6%
City of Detroit Sewer Disposal
   Series Lien B, (AGM Insured)
   7.500%, 7/1/33                                $        2,500   $        2,841
City of Detroit Water Supply
   System Series A,
   (AGM insured)
   5.000%, 7/1/23                                         1,000            1,001
State of Michigan Highway
   Improvements (AGM Insured)
   5.250%, 9/15/19                                        1,015            1,111
                                                                  --------------
                                                                           4,953
                                                                  --------------
MISSOURI--1.9%
State Health & Educational
   Facilities Authority, St. Louis
   University Series A-1,
   0.280%, 10/1/35 (3)                                    1,700            1,700
                                                                  --------------
NEBRASKA--1.2%
University of Nebraska Lincoln
   College Series A,
   5.000%, 7/1/22                                         1,000            1,090
                                                                  --------------
NEW JERSEY--3.2%
State Economic Development
   Authority, School Construction
   Series O,
   5.250%, 3/1/21                                         2,725            2,836
                                                                  --------------
NEW YORK--5.8%
City of New York, Industrial
   Development Agency,
   Queens Baseball Stadium
   Project
   (AMBAC Insured)
   5.000%, 1/1/20                                           900              878
   (AGC Insured) 6.125%, 1/1/29                             500              532
City of New York, Municipal
   Water Finance Authority,
   Water & Sewer Series A-09,
   5.750%, 6/15/40                                        1,000            1,051
City of New York, Municipal
   Water Finance Authority,
   Water & Sewer Series A-09,
   5.500%, 6/15/21                                          500              567
   5.500%, 6/15/22                                          875              981
   5.625%, 6/15/24                                        1,050            1,171
                                                                  --------------
                                                                           5,180
                                                                  --------------
PENNSYLVANIA--5.0%
State Turnpike Commission Authority,
   Sub-series C, (AGC Insured)
   6.000%, 6/1/23                                         1,000            1,113
   Series B2,
   0.000%, 12/1/30                                          500              349
   Sub-series B2,
   0.000%, 12/1/34                                        1,250              916
   Sub-series B,
   5.750%, 6/1/39                                         2,000            2,036
                                                                  --------------
                                                                           4,414
                                                                  --------------

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                    VIRTUS INTERMEDIATE TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                       PAR
                                                      VALUE            VALUE
                                                 --------------   --------------
PUERTO RICO--8.2%
Commonwealth of Puerto
   Rico, Electric Power Authority,
   Series ZZ,
   5.250%, 7/1/22                                $        3,000   $        3,139
Commonwealth Sales Tax
   Financing Corp. First
   Sub-series A,
   6.125%, 8/1/29                                         4,000            4,091
                                                                  --------------
                                                                           7,230
                                                                  --------------
TENNESSEE--1.2%
Metropolitan Government of
   Nashville & Davidson County
   Convention Center Authority,
   Series A-1,
   5.000%, 7/1/21                                         1,000            1,036
                                                                  --------------
TEXAS--2.7%
State Municipal Gas
   Acquisition & Supply Corp. II
   0.890%, 9/15/27(3)                                     3,000            2,393
                                                                  --------------
WISCONSIN--3.6%
State of Wisconsin Series A,
   6.000%, 5/1/33                                         3,000            3,217
                                                                  --------------
WYOMING--1.7%
Lincoln County, Pollution
   Control (Exxon Project)
   0.220%, 8/1/15 (3)                                     1,500            1,500
                                                                  --------------
TOTAL MUNICIPAL BONDS
   (IDENTIFIED COST $84,848)                                              84,447
                                                                  --------------
TOTAL LONG-TERM INVESTMENTS--95.3%
   (IDENTIFIED COST $84,848)                                              84,447
                                                                  --------------

                                                     SHARES            VALUE
                                                 --------------   --------------
SHORT-TERM INVESTMENTS--3.0%
MONEY MARKET MUTUAL FUNDS--3.0%
AIM Tax-Free Cash Reserve
   Portfolio (The) -
   Institutional
   Shares (seven-day effective
   yield 0.130%)                                      1,025,044   $        1,025
Goldman Sachs Financial
   Square Funds - Tax-Free
   Money Market Fund -
   Institutional Shares
   (seven-day effective
   yield 0.170%)                                      1,595,723            1,596
                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $2,621)                                                2,621
                                                                  --------------
TOTAL INVESTMENTS--98.3%
   (IDENTIFIED COST $87,469)                                              87,068(1)
Other assets and liabilities, net--1.7%                                    1,499
                                                                  --------------
NET ASSETS--100.0%                                                $       88,567
                                                                  ==============

ABBREVIATIONS:

AGC     Assured Guaranty Corp.
AGM     Assured Guaranty Municipal Corp.
AMBAC   American Municipal Bond Assurance Corporation
FGIC    Financial Guaranty Insurance Company
NATL    National Public Finance Guarantee Corp.
NATL-RE Formerly Municipal Bond Insurance Association
XLCA    XL Capital Assurance

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                              Level 2 -
                                                Level 1 -   Significant
                              Total Value at     Quoted      Observable
                            December 31, 2010    Prices        Inputs
                            -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   Municipal Bonds               $84,447          $   --      $84,447
Equity Securities:
   Short-Term Investments          2,621           2,621           --
                                 -------          ------      -------
Total Investments                $87,068          $2,621      $84,447
                                 =======          ======      =======

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                      VIRTUS SHORT/INTERMEDIATE BOND FUND
                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
U.S. GOVERNMENT SECURITIES--10.8%
U.S. Treasury Note
   2.000%, 11/30/13                                  $        495   $        509
   4.000%, 2/15/15                                          1,040          1,139
   4.625%, 11/15/16                                         3,810          4,292
   3.750%, 11/15/18                                           815            867
   3.625%, 8/15/19                                            600            627
   3.375%, 11/15/19                                         1,100          1,123
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (IDENTIFIED COST $8,413)                                                8,557
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--1.5%
FNMA 1.000%, 9/23/13                                        1,180          1,178
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (IDENTIFIED COST $1,178)                                                1,178
                                                                    ------------
MUNICIPAL BONDS--2.3%
LOUISIANA--1.4%
Local Government Environmental
   Facilities & Community
   Development Authority,
   1.520%, 2/1/18                                             285            285
Public Facilities Authority,
   System Restoration Projects
   Taxable Series 08-ELL, A1
   4.500%, 2/1/14                                             854            860
                                                                    ------------
                                                                           1,145
                                                                    ------------
OHIO--0.9%
State of Ohio Build America
   Infrastructure Projects
   Taxable Series 2
   3.000%, 6/15/15                                            680            691
                                                                    ------------
TOTAL MUNICIPAL BONDS
   (IDENTIFIED COST $1,819)                                                1,836
                                                                    ------------
MORTGAGE-BACKED SECURITIES--25.0%
AGENCY--1.1%
FNMA
   6.000%, 5/1/16                                             199            217
   10.500%, 12/1/16                                             1              1
   5.000%, 5/1/18                                             256            276
   9.000%, 10/1/25                                              1              2
FNMA REMIC 97-70, PE (P.O.)
   0.000%, 4/25/22                                            161            154
GNMA
   7.000%, 6/15/23                                             24             27
   7.000%, 7/15/23                                              4              4
   7.000%, 9/15/23                                             31             36
   7.000%, 9/15/23                                              7              7
   7.000%, 1/15/24                                             21             24
   7.000%, 9/15/24                                             24             28
   7.000%, 7/15/25                                             23             27
   7.000%, 7/15/25                                             11             12
   7.000%, 7/15/25                                             17             19
                                                                    ------------
                                                                             834
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
NON-AGENCY--23.9%
Adjustable Rate Mortgage
   Trust 05-11, 2A42
   3.059%, 2/25/36 (3)                               $      4,385   $      2,042
Bear Stearns Commercial
   Mortgage Securities, Inc.
   06-PW14, A4
   5.201%, 12/11/38                                           935            988
   04-T14, A4
   5.200%, 1/12/41(3)                                         980          1,048
   07-PW15, A2
   5.205%, 2/11/44                                          1,450          1,481
Countrywide Alternative Loan Trust
   04-22CB, 1A1
   6.000%, 10/25/34                                         1,350          1,383
   04-24CB, 1A1
   6.000%, 11/25/34                                           965            965
Deutsche Alternative Loan
   Trust - A Securities, Inc.
   05-3, 4A5
   5.250%, 6/25/35                                            604            565
DLJ Mortgage Acceptance
   Corp. 96-I, (Principal Only) 144A
   0.000%, 9/18/11 (4)(7)                                       2              2
First Horizon Alternative Mortgage
   Security 05-FA8, 1A18
   5.500%, 11/25/35                                           537            492
GMAC Mortgage Corp. Loan
   Trust 05-AR3, 3A3
   3.222%, 6/19/35 (3)                                        487            472
Greenwich Capital Commercial
   Funding Corp. 07-GG9, A4
   5.444%, 3/10/39                                          1,250          1,317
Lehman Brothers-UBS
   Commercial Mortgage
   Trust 05-C5, A3
   4.964%, 9/15/30                                            797            826
MASTR Alternative Loans
   Trust 04-10, 3A1
   5.000%, 9/25/19                                            817            822
Morgan Stanley Capital I
   06-T23, A2
   5.739%, 8/12/41 (3)                                      1,770          1,887
Morgan Stanley Mortgage
   Loan Trust 06-7, 5A2
   5.962%, 6/25/36 (3)                                      1,786          1,039
Residential Funding Mortgage
   Securities II, Inc. 01-HS2, A5
   7.420%, 4/25/31 (3)                                        173            168
Residential Funding Securities
   LLC 03-RM2, AII
   5.000%, 5/25/18                                            631            649
Structured Asset Securities Corp.
   03-34A, 6A
   2.659%, 11/25/33(3)                                      1,102          1,036
   05-2XS, 2A2
   1.754%, 2/25/35(3)                                         698            551
Washington Mutual Alternative
   Mortgage Pass-Through
   Certificates 05-6, 2A7
   5.500%, 8/25/35                                          1,272          1,219
                                                                    ------------
                                                                          18,952
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES
   (IDENTIFIED COST $22,774)                                              19,786
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
ASSET-BACKED SECURITIES--9.5%
Ally Auto Receivables
   Trust 10-2, A4
   2.090%, 5/15/15                                   $      1,100   $      1,114
Avis Budget Rental Car
   Funding/AESOP LLC 09-2A,
   A 144A
   5.680%, 2/20/14 (4)                                        600            643
Capital Auto Receivables
   Asset Trust 07-3, A4
   5.210%, 3/17/14                                          1,425          1,457
Centerpoint Energy Transition
   Bond Co. LLC 01-1, A4
   5.630%, 9/15/15                                            307            330
CitiFinancial Auto Issuance
   Trust 09-1, A2 144A
   1.830%, 11/15/12 (4)                                       781            783
E*Trade RV & Marine
   Trust 04-1, A3
   3.620%, 10/8/18                                              7              7
Honda Auto Receivables
   Owner Trust 10-1, A4
   1.980%, 5/23/16                                            250            254
USAA Auto Owner
   Trust 09-2, A4
   2.530%, 7/15/15                                          1,955          2,013
World Omni Automobile
   Lease Securitization
   Trust 09-A, A3
   1.650%, 2/15/13                                            945            951
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
   (IDENTIFIED COST $7,399)                                                7,552
                                                                    ------------
CORPORATE BONDS--49.3%
CONSUMER DISCRETIONARY--3.0%
Time Warner Cable, Inc.
   5.000%, 2/1/20                                           1,000          1,029
Time Warner, Inc.
   3.150%, 7/15/15                                            220            223
Walt Disney Co. (The)
   5.875%, 12/15/17                                         1,000          1,157
                                                                    ------------
                                                                           2,409
                                                                    ------------
CONSUMER STAPLES--2.6%
Heinz (H.J.) Co.
   5.350%, 7/15/13                                          1,220          1,338
Pepsico, Inc.
   0.875%, 10/25/13                                           765            756
                                                                    ------------
                                                                           2,094
                                                                    ------------
ENERGY--2.1%
Devon Financing Corp.
   6.875%, 9/30/11                                          1,550          1,619
                                                                    ------------
FINANCIALS--21.8%
American Express Credit Corp.
   2.750%, 9/15/15                                            650            639
AvalonBay Communities, Inc.
   5.750%, 9/15/16                                            425            473
Bank of America Corp.
   6.250%, 4/15/12                                          1,065          1,122
Boeing Capital Corp.
   3.250%, 10/27/14                                           725            756

                      Refer to Footnote Legend on page 30.
                       See Notes to Financial Statements

                       VIRTUS SHORT/INTERMEDIATE BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
FINANCIALS--CONTINUED
Capital One Financial Corp.
   6.150%, 9/1/16                                    $        980   $      1,061
Caterpillar Financial Service Corp.
   5.125%, 10/12/11                                         1,000          1,035
ConocoPhillips Canada Funding
   Co. I
   5.625%, 10/15/16                                           685            779
Fifth Third Bancorp
   6.250%, 5/1/13                                           1,000          1,084
General Electric Capital Corp.
   4.875%, 3/4/15                                             230            245
Goldman Sachs Group, Inc.
   (The)
   3.700%, 8/1/15                                           1,000          1,019
HSBC Finance Corp.
   4.750%, 7/15/13                                            465            490
International Business
   Machines International
   Group Capital LLC
   5.050%, 10/22/12                                           800            860
John Deere Capital Corp.
   2.800%, 9/18/17                                          1,000            971
JPMorgan Chase & Co.
   5.125%, 9/15/14                                            920            979
Merrill Lynch & Co., Inc.
   6.150%, 4/25/13                                          1,250          1,341
National City Bank
   4.625%, 5/1/13                                           1,345          1,421
Rabobank Nederland NV
   2.125%, 10/13/15                                           650            629
Regions Financial Corp.
   4.875%, 4/26/13                                            800            780
Royal Bank of Scotland plc
   (The)
   3.950%, 9/21/15                                          1,000            983
Simon Property Group LP
   4.200%, 2/1/15                                             600            627
                                                                    ------------
                                                                          17,294
                                                                    ------------
HEALTH CARE--3.6%
Schering-Plough Corp.
   5.300%, 12/1/13                                          1,135          1,261
WellPoint, Inc.
   5.875%, 6/15/17                                          1,400          1,565
                                                                    ------------
                                                                           2,826
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
INDUSTRIALS--2.1%
Burlington Northern
   Santa Fe LLC
   5.650%, 5/1/17                                    $        200   $        223
Honeywell International, Inc.
   5.625%, 8/1/12                                             500            537
Union Pacific Corp.
   4.000%, 2/1/21                                             880            869
                                                                    ------------
                                                                           1,629
                                                                    ------------
INFORMATION TECHNOLOGY--0.9%
Cisco Systems, Inc.
   2.900%, 11/17/14                                           700            726
                                                                    ------------
MATERIALS--4.7%
CRH America, Inc.
   5.625%, 9/30/11                                            993          1,024
Dow Chemical Co. (The)
   2.500%, 2/15/16                                            525            504
E.I. Du Pont de Nemours & Co.
   1.950%, 1/15/16                                          1,000            968
Rio Tinto Alcan, Inc.
   4.875%, 9/15/12                                          1,155          1,221
                                                                    ------------
                                                                           3,717
                                                                    ------------
TELECOMMUNICATION SERVICES--4.5%
AT&T, Inc.
   5.625%, 6/15/16                                            710            796
Rogers Communications, Inc.
   7.250%, 12/15/12                                         1,000          1,114
Vodafone Group plc
   3.375%, 11/24/15(14)                                     1,600          1,632
                                                                    ------------
                                                                           3,542
                                                                    ------------
UTILITIES--4.0%
Consolidated Edison Company of
   New York, Inc. 06-C
   5.500%, 9/15/16                                          1,165          1,312
Dominion Resources, Inc.
   2.250%, 9/1/15                                             660            651
Southern Co.
   2.375%, 9/15/15                                          1,245          1,226
                                                                    ------------
                                                                           3,189
                                                                    ------------
TOTAL CORPORATE BONDS
   (IDENTIFIED COST $37,438)                                              39,045
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS--98.4%
   (IDENTIFIED COST $79,021)                                              77,954
                                                                    ------------


                                                        SHARES          VALUE
                                                     ------------   ------------
SHORT-TERM INVESTMENTS--0.8%
MONEY MARKET MUTUAL FUNDS--0.8%
AIM Short-Term Investment -
   Liquid Assets Portfolio
   (The) - Institutional
   Shares (seven-day
   effective yield 0.190%)                                 97,620   $         98
BlackRock Liquidity
   Funds TempFund
   Portfolio - Institutional
   Shares (seven-day
   effective yield 0.170%)                                527,082            527
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $625)                                                    625
                                                                    ------------
SECURITIES LENDING COLLATERAL--2.1%
BlackRock Institutional Money
   Market Trust (seven-day
   effective yield 0.264%)(15)                            577,598            578
BlackRock Liquidity Funds
   TempCash Portfolio -
   Institutional Shares
   (seven-day effective
   yield 0.176%)(15)                                    1,085,602          1,086
                                                                    ------------
TOTAL SECURITIES LENDING COLLATERAL
   (IDENTIFIED COST $1,664)                                                1,664
                                                                    ------------
TOTAL INVESTMENTS--101.3%
   (IDENTIFIED COST $81,310)                                              80,243(1)
Other Assets and Liabilities--(1.3)%                                      (1,055)
                                                                    ------------
NET ASSETS--100.0%                                                  $     79,188
                                                                    ============

ABBREVIATIONS:

FNMA Federal National Mortgage Association ("Fannie Mae")
GNMA Government National Mortgage Association ("Ginnie Mae")
REMIC Real Estate Mortgage Investment Conduit

COUNTRY WEIGHTINGS+ (unaudited)

United States (includes short-term
   investments and securities lending
   collateral)                            93%
Canada                                     3
United Kingdom                             3
Netherlands                                1
                                        ---
Total                                   100%
                                        ---

+    % of total investments as of December 31, 2010

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                       VIRTUS SHORT/INTERMEDIATE BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2010

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                        Level 2 -
                                                           Level 1 -   Significant
                                         Total Value at      Quoted     Observable
                                       December 31, 2010     Prices       Inputs
                                       -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   Asset-Backed Securities                  $ 7,552          $   --      $ 7,552
   Corporate Bonds                           39,045              --       39,045
   Mortgage-Backed Securities                19,786              --       19,786
   Municipal Bonds                            1,836              --        1,836
   U.S. Government Securities                 8,557              --        8,557
   U.S. Government Agency Obligation          1,178              --        1,178
Equity Securities:
   Securities Lending Collateral              1,664           1,086          578
   Short-Term Investments                       625             625           --
                                            -------          ------      -------
Total Investments                           $80,243          $1,711      $78,532
                                            =======          ======      =======

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                       See Notes to Financial Statements

                           VIRTUS TAX-EXEMPT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
MUNICIPAL BONDS(12)--97.5%
ALABAMA--2.0%
Jefferson County Limited Obligation Series A,
   5.250%, 1/1/17                                    $     3,000   $    2,853
                                                                   ----------
ARIZONA--0.7%
Health Facilities Authority Phoenix Children's
   Hospital Series B, 1.190%, 2/1/42 (3)                   1,000          923
                                                                   ----------
CALIFORNIA--10.9%
California Educational Facilities Authority,
   University of Southern California Series A,
   5.250%, 10/1/38                                         2,000        2,034
Livermore-Amador Valley
   Water Management Agency Series A,
   (AMBAC Insured) 5.000%, 8/1/31                          4,075        4,079
M-S-R Energy Authority Series C,
   6.500%, 11/1/39                                         1,655        1,707
San Diego Unified School District 2008 Election
   0.000%, 7/1/36                                          1,000          188
San Diego Unified School District 2008 Election
   0.000%, 7/1/35                                          3,000          602
South Gate Utility Authority (NATL FGIC Insured)
   0.000%, 10/1/19                                         1,385          856
State of California
   5.000%, 10/1/23                                         1,630        1,630
   6.000%, 11/1/35                                         1,750        1,793
Sunnyvale School District, Election 2004 Series C,
   5.500%, 9/1/34                                          2,500        2,598
                                                                   ----------
                                                                       15,487
                                                                   ----------
COLORADO--3.9%
Denver City & County School District No.1
   Series A, 5.500%, 12/1/26                               1,335        1,462
Public Authority For Energy 6.250%, 11/15/28               2,250        2,331
State Health Facilities Authority,
   Catholic Health Initiatives Series D,
   6.250%, 10/1/33                                           580          612
State Public Highway Authority E-470 Series B,
   (NATL Insured) 0.000%, 9/1/29                             665          170
University of Colorado Enterprise System Series A,
   5.375%, 6/1/38                                          1,000        1,021
                                                                   ----------
                                                                        5,596
                                                                   ----------

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
DISTRICT OF COLUMBIA--3.0%
Metropolitan Washington Airports Authority, Dulles
   Airport Metrorail Series Lien - B-09,
   (AGC Insured) 0.000%, 10/1/36                     $     2,000   $      353
   Series Lien - C-09, (AGC Insured)
   0.000%, 10/1/41                                         4,000        2,800
   Series B, 0.000%, 10/1/44                               2,000        1,131
                                                                   ----------
                                                                        4,284
                                                                   ----------
FLORIDA--5.9%
Brevard County Health Facilities Authority,
   Health First, Inc. Project 7.000%, 4/1/39               1,050        1,125
City of Jacksonville (NATL-Insured)
   5.000%, 10/1/26                                         1,300        1,309
Orange County Series B, (NATL FGIC Insured)
   5.125%, 1/1/32                                          2,000        2,035
State of Florida 5.000%, 7/1/32                            2,000        2,029
Tampa Bay Water Utility System (NATL FGIC Insured)
   5.000%, 10/1/31                                         2,000        1,984
                                                                   ----------
                                                                        8,482
                                                                   ----------
GEORGIA--2.7%
Athens-Clarke County Unified Government Water and
   Sewer Authority, 5.625%, 1/1/28                         1,500        1,603
Chatham County Hospital Authority, Memorial
   Medical Health Center Series A, 6.125%, 1/1/24          1,280        1,222
Private Colleges & Universities Authority,
   5.000%, 9/1/28                                          1,000        1,040
                                                                   ----------
                                                                        3,865
                                                                   ----------
ILLINOIS--10.8%
Chicago Park District Series A, (NATL FDIC Insured)
   5.000%, 1/1/31                                          2,000        1,905
Dekalb County, Community Unit School District
   No. 428 0.000%, 1/1/30                                  1,000          321
Metropolitan Pier & Exposition Authority,
   McCormick Place Series B, (AGM Insured)
   0.000%, 6/15/26                                         1,000          400
   Series B, (AGM Insured) 0.000%, 6/15/27                 1,500          556

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
ILLINOIS--CONTINUED
State Finance Authority University of Chicago
   Series A, 5.000%, 7/1/26                          $     1,000   $    1,026
   Art Institute of Chicago Series A,
   6.000%, 3/1/38                                          1,875        1,930
   Rush University Medical Center Series A,
   7.250%, 11/1/38                                         1,050        1,125
State Toll Highway Authority
   Series A-1, (AGM Insured)
   5.000%, 1/1/21                                          1,500        1,567
   Series A-1, (FSA Insured)
   5.000%, 1/1/24                                          1,000        1,026
University of Illinois, Auxiliary Facilities
   Series A, 5.000%, 4/1/23                                3,000        3,042
University of Illinois, South Farms Project
   (NATL, FGIC Insured) 5.250%, 9/1/20                     2,500        2,580
                                                                   ----------
                                                                       15,478
                                                                   ----------
INDIANA--0.7%
City of Indianapolis (AGM Insured) 5.000%, 1/1/22          1,000        1,059
                                                                   ----------
IOWA--5.1%
State Finance Authority, State Health Facilities,
   Series A-05, (AGC Insured) 5.250%, 2/15/29              1,000          993
State of Iowa,
   Prison Infrastructure Funding
   5.000%, 6/15/27                                         2,000        2,062
   State Jobs Program Series A,
   5.000%, 6/1/38                                          4,250        4,219
                                                                   ----------
                                                                        7,274
                                                                   ----------
MARYLAND--2.4%
City of Baltimore, Convention Center
   Series A, (XLCA Insured) 5.250%, 9/1/22                 2,200        2,095
State Health & Higher Educational Facilities
   Authority,
   Anne Arundel County Health System Series A,
   6.750%, 7/1/29                                          1,015        1,114
   Anne Arundel County Health System
   5.000%, 7/1/32                                            250          240
                                                                   ----------
                                                                        3,449
                                                                   ----------
MASSACHUSETTS--2.0%
Commonwealth of Massachusetts Series B,
   5.000%, 7/1/36                                            750          750
State Health & Educational Facilities Authority,
   Harvard University Series A, 5.500%, 11/15/36           2,000        2,126
                                                                   ----------
                                                                        2,876
                                                                   ----------

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                           VIRTUS TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
MICHIGAN--4.2%
City of Detroit Sewer Disposal
   Series Lien B, (AGM Insured)
   7.500%, 7/1/33                                    $     2,000   $    2,273
City of Detroit Water Supply
   System Series A, (AGM insured)
   5.000%, 7/1/23                                          3,750        3,755
                                                                   ----------
                                                                        6,028
                                                                   ----------
MISSOURI--4.7%
St. Louis Metropolitan District Sewer &
   Wastewater System Series A,
   5.750%, 5/1/38                                          2,000        2,139
State Health & Educational Facilities Authority,
   St. Louis University
   Series A-2,
   0.260%, 10/1/35(3)                                      2,000        2,000
   Series A-1,
   0.280%, 10/1/35(3)                                      1,000        1,000
   Washington University
   Series B, 0.330%, 9/1/30(3)                             1,220        1,220
   Series A, 5.375%, 3/15/39                                 315          325
                                                                   ----------
                                                                        6,684
                                                                   ----------
NEBRASKA--1.4%
University of Nebraska Lincoln Series A,
   5.250%, 7/1/34                                          2,000        2,046
                                                                   ----------
NEW HAMPSHIRE--0.5%
State Health & Education Facilities
   Authority, Exeter Project
   6.000%, 10/1/24                                           750          765
                                                                   ----------
NEW YORK--8.3%
City of New York Series E-1,
   6.250%, 10/15/28                                        1,000        1,103
City of New York, Industrial Development Agency,
Queens Baseball Stadium Project (AMBAC Insured)
   5.000%, 1/1/31                                            450          391
Queens Baseball Stadium Project (AGC Insured)
   6.375%, 1/1/39                                          1,000        1,052
City of New York, Municipal Water Finance
   Authority, Water & Sewer Series A-09,
   5.750%, 6/15/40                                         5,590        5,873
Metropolitan Transportation Authority Series C-08,
   6.250%, 11/15/23                                        3,025        3,434
                                                                   ----------
                                                                       11,853
                                                                   ----------
OHIO--0.7%
State Higher Educational Facility Commission
   University Hospital Health System Series A-09,
   6.750%, 1/15/39                                         1,000        1,038
                                                                   ----------

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
PENNSYLVANIA--5.8%
Chester County Health & Education Facilities
   Authority, Chester County Hospital Series A,
   6.750%, 7/1/31                                    $     1,000   $      972
State Turnpike Commission Authority,
   Series B2,
   0.000%, 12/1/30                                         1,900        1,325
   Sub-series B2,
   0.000%, 12/1/34                                         2,000        1,466
   Sub-series E,
   0.000%, 12/1/38                                         2,000        1,376
   Sub-series B,
   5.250%, 6/1/39                                          2,250        2,176
   Sub-series B,
   5.750%, 6/1/39                                          1,000        1,018
                                                                   ----------
                                                                        8,333
                                                                   ----------
PUERTO RICO--6.9%
Commonwealth of Puerto Rico,
   Electric Power Authority, Series ZZ,
   5.250%, 7/1/22                                          4,000        4,186
Commonwealth of Puerto Rico,
   Sales Tax Finance Corp.
   First Sub-series C,
   5.000%, 8/1/35                                          1,000          915
   First Sub-series C,
   6.000%, 8/1/39                                            500          513
   First Sub-series C,
   5.250%, 8/1/41                                          1,000          936
   First Sub-series A,
   6.000%, 8/1/42                                          1,185        1,210
   First Sub-series A,
   6.500%, 8/1/44                                          2,000        2,114
                                                                   ----------
                                                                        9,874
                                                                   ----------
TEXAS--7.8%
Dallas Independent School District
   (PSF Guaranteed)
   5.250%, 2/15/30                                         1,850        1,929
Forney Independent School District,
   Series A, (PSF Guaranteed)
   5.750%, 8/15/33                                           750          794
   Series A, (PSF Guaranteed)
   6.000%, 8/15/37                                         2,000        2,173
Harris County Health Facilities Development Corp.,
   Memorial Hermann Healthcare System Series B,
   7.250%, 12/1/35                                         2,450        2,677
Bayer College of Medicine Series B,
   0.280%, 11/15/47(3)                                     2,000        2,000
Texas Municipal Gas Acquisition and Supply Corp.
   Senior Lien, Series D, 6.250%, 12/15/26                 1,435        1,497
                                                                   ----------
                                                                       11,070
                                                                   ----------

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
WASHINGTON--2.8%
State of Washington (AGC Insured), Series A,
   5.000%, 7/1/29                                    $     3,900   $    3,990
                                                                   ----------
WEST VIRGINIA--0.4%
School Building Authority Series B,
   5.000%, 7/1/30                                            495          491
                                                                   ----------
WISCONSIN--3.2%
State Health & Educational Facilities Authority,
   Howard Young (Radian Insured)
   5.000%, 8/15/18                                         2,150        2,122
State of Wisconsin Series A,
   6.000%, 5/1/33                                          2,220        2,380
                                                                   ----------
                                                                        4,502
                                                                   ----------
WYOMING--0.7%
Lincoln County, Pollution Control (Exxon Project)
   0.220%, 8/1/15 (3)                                      1,000        1,001
                                                                   ----------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $138,550)                                            139,301
                                                                   ----------
TOTAL LONG-TERM INVESTMENTS--97.5%
(IDENTIFIED COST $138,550)                                            139,301
                                                                   ----------

                                                        SHARES
                                                     -----------
SHORT-TERM INVESTMENTS--1.3%
MONEY MARKET MUTUAL FUNDS--1.3%
AIM Tax-Free Cash Reserve Portfolio (The) -
   Institutional Shares (seven-day effective
   yield 0.130%)                                       1,087,954        1,088
Goldman Sachs Financial Square Funds - Tax-Free
   Money Market Fund - Institutional Shares
   (seven-day effective yield 0.170%)                    715,007          715
                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $1,803)                                                1,803
                                                                   ----------
TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $140,353)                                            141,104(1)
Other assets and liabilities, net--1.2%                                 1,760
                                                                   ----------
NET ASSETS--100.0%                                                 $  142,864
                                                                   ==========

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                           VIRTUS TAX-EXEMPT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

ABBREVIATIONS:

AGC      Assured Guaranty Corp.
AGM      Assured Guaranty Municipal Corp.
AMBAC    American Municipal Bond Assurance
         Corporation
FDIC     Federal Deposit Insurance Corporation
FGIC     Financial Guaranty Insurance Company
FSA      Financial Security Assurance, Inc.
NATL     National Public Finance Guarantee Corp.
PSF      Permanent School Fund
Radian   Radian Asset Assurance, Inc.
XLCA     XL Capital Assurance

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                             Level 2 -
                                                Level 1 -   Significant
                             Total Value at      Quoted      Observable
                            December 31, 2010    Prices        Inputs
                            -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   Municipal Bonds               $139,301         $   --      $139,301
Equity Securities:
   Short-Term Investments           1,803          1,803            --
                                 --------         ------      --------
Total Investments                $141,104         $1,803      $139,301
                                 ========         ======      ========

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                   VIRTUS INSIGHT GOVERNMENT MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------
U.S. GOVERNMENT SECURITIES--9.9%
U.S. Treasury Bill
   0.206%, 6/23/11(10)                               $    10,000   $    9,990
U.S. Treasury Note
   0.875%, 2/28/11                                        10,000       10,012
   1.000%, 7/3/11(10)                                      7,500        7,533
                                                                   ----------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $27,535)                                              27,535
                                                                   ----------
FEDERAL AGENCY SECURITIES--47.1%
FHLB
   0.510%, 6/22/11                                        10,000       10,001
   0.350%, 11/7/11                                         5,000        5,000
   0.340%, 11/15/11(10)                                    5,000        4,999
   0.350%, 11/15/11                                        5,000        5,000
   0.450%, 12/23/11                                        5,000        5,000
FHLMC
   0.190%, 1/3/11(3)(9)
   (1/25/12(13))                                           9,530        9,522
   0.030%, 1/11/11                                         6,200        6,200
   0.196%, 2/4/11(3)(9)
   (5/4/11(13))                                           12,400       12,399
   0.210%, 5/23/11(10)                                     5,000        4,996
   0.210%, 6/13/11(10)                                     5,500        5,495
FNMA
   0.130%, 1/18/11(10)                                    15,000       14,999
   0.161%, 1/27/11(3)(9)
   (7/27/11(13))                                          10,000        9,996
   1.375%, 4/28/11                                        12,000       12,045
Overseas Private Investment Corp.
   0.320%, 1/5/11(9)                                       9,900        9,900
   0.320%, 1/5/11(3)(9)
   (11/15/13(13))                                         13,224       13,224
   0.320%, 1/5/11(3)(9)
   (10/20/17(13))                                          2,500        2,500
                                                                   ----------
TOTAL FEDERAL AGENCY SECURITIES
(IDENTIFIED COST $131,276)                                            131,276
                                                                   ----------

                                                         PAR
                                                        VALUE         VALUE
                                                     -----------   ----------

REPURCHASE AGREEMENTS--41.2%
Bank of America Corp.
   0.200% dated 12/31/10
   due 1/3/11, repurchase
   price $51,720 collateralized
   by FFCB, FHLB, FNMA, FHLMC,
   REFC 1.800%-6.050%,
   6/15/11-1/15/26 market
   value $52,755                                     $    51,720   $   51,720
Barclays Bank plc
   0.150% dated 12/31/10
   due 1/3/11, repurchase
   price $10,000 collateralized
   by U.S. Treasury 1.870%,
   7/15/13 market value
   $10,200                                                10,000       10,000
Goldman Sachs Group, Inc.
   (The)
   0.170% dated 12/31/10
   due 1/3/11, repurchase
   price $53,000 collateralized
   by FNMA 4.500% 4/1/40,
   FHLMC 4.500% 7/1/22
   market value $53,866                                   53,000       53,000
                                                                   ----------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $114,720)                                            114,720
                                                                   ----------

                                                        SHARES        VALUE
                                                     -----------   ----------
MONEY MARKET MUTUAL FUNDS--3.6%
AIM Short-Term Investment
   Treasury Portfolio (The) -
   Institutional Shares
   (seven-day effective
   yield 0.060%)                                      10,000,013   $   10,000
                                                                   ----------
TOTAL MONEY MARKET MUTUAL FUNDS
(IDENTIFIED COST $10,000)                                              10,000
                                                                   ----------
TOTAL INVESTMENTS--101.8%
(IDENTIFIED COST $283,531)                                            283,531(1)
Other assets and liabilities, net--(1.8)%                              (4,931)
                                                                   ----------
NET ASSETS--100.0%                                                 $  278,600
                                                                   ==========

ABBREVIATIONS:
FHLB    Federal Home Loan Bank
FHLMC   Federal Home Loan Mortgage Corporation
        ("Freddie Mac")
FNMA    Federal National Mortgage Association
        ("Fannie Mae")

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010 (see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                 Level 2 -
                                  Total Market      Level 1 -   Significant
                                    Value at          Quoted     Observable
                                December 31, 2010     Prices       Inputs
                               ------------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   U.S. Government Securities       $ 27,535         $    --      $ 27,535
   Federal Agency Securities         131,276              --       131,276
   Repurchase Agreements             114,720              --       114,720
Equity Securities:
   Money Market Mutual Funds          10,000          10,000            --
                                    --------         -------      --------
   Total Investments                $283,531         $10,000      $273,531
                                    ========         =======      ========

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                        VIRTUS INSIGHT MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
COMMERCIAL PAPER--47.7%
Belmont Funding LLC
   0.300%, 1/3/11(10)                                $     65,000   $     64,999
Bryant Park Funding LLC
   0.250%, 1/18/11(10)                                     30,000         29,996
Chariot Funding LLC
   0.220%, 1/5/11(10)                                      40,000         39,999
   0.280%, 3/18/11(10)                                     30,000         29,982
DnB Nor Bank ASA
   0.240%, 1/14/11(10)                                     20,000         19,998
General Electric Capital Corp.
   0.600%, 3/23/11(10)                                     45,000         44,939
Grampian Funding LLC
   0.280%, 1/5/11(10)                                      25,000         24,999
   0.320%, 2/14/11(10)                                     25,000         24,990
   0.370%, 3/1/11(10)                                      18,000         17,989
Jupiter Securitization Co., LLC
   0.250%, 1/19/11(10)                                     15,000         14,998
   0.270%, 2/24/11(10)                                      5,000          4,998
   0.280%, 3/8/11(10)                                       5,000          4,997
Liberty Street Funding LLC
   0.280%, 1/25/11(10)                                     23,000         22,996
   0.280%, 1/26/11(10)                                     26,000         25,995
Lloyds Bank plc
   0.250%, 1/7/11(10)                                      30,000         29,999
Old Line Funding LLC
   0.260%, 2/14/11(10)                                     30,000         29,991
   0.280%, 3/18/11(10)                                     23,128         23,114
Regency Markets No.1 LLC
   0.260%, 1/20/11(10)                                     25,000         24,997
   0.260%, 1/21/11(10)                                     25,000         24,996
   0.300%, 3/10/11(10)                                     22,000         21,988
Salisbury Receivables LLC
   0.240%, 1/6/11(10)                                      20,000         19,999
   0.280%, 1/18/11(10)                                     29,000         28,996
   0.270%, 2/8/11(10)                                      25,000         24,993
Sheffield Receivables LLC
   0.280%, 3/17/11(10)                                     30,000         29,983
Societe Generale
   0.250%, 1/6/11(10)                                      35,000         34,999
Solitaire Funding LLC
   0.300%, 1/5/11(10)                                      20,000         19,999
   0.300%, 1/11/11(10)                                     21,000         20,998
   0.270%, 1/18/11(10)                                     12,000         11,999
   0.310%, 3/7/11(10)                                      17,000         16,991
Tasman Funding LLC
   0.270%, 1/6/11(10)                                      20,000         19,999
   0.280%, 1/18/11(10)                                     30,000         29,996
Thunder Bay Funding LLC
   0.220%, 1/4/11(10)                                      44,528         44,527
Versailles CDS LLC
   0.300%, 1/3/11                                          15,000         15,000
   0.300%, 1/4/11(10)                                      25,000         24,999
   0.300%, 1/10/11(10)                                     30,000         29,998
Windmill Funding Corp.
   0.260%, 1/10/11(10)                                     16,098         16,097
                                                                    ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $916,533)                                               916,533
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
FEDERAL AGENCY SECURITIES--5.5%
FHLB
   0.350%, 11/7/11                                   $     25,000   $     25,000
   0.340%, 11/15/11(10)                                    48,000         47,995
   0.350%, 11/15/11(10)                                    25,000         24,999
   0.450%, 12/23/11                                         8,000          8,000
                                                                    ------------
TOTAL FEDERAL AGENCY SECURITIES
(IDENTIFIED COST $105,994)                                               105,994
                                                                    ------------
PROMISSORY NOTES--3.1%
Goldman Sachs Group, Inc. (The)
   0.690%, 1/3/11(6)
   (8/22/11(13))                                           60,000         60,000
                                                                    ------------
TOTAL PROMISSORY NOTES
(IDENTIFIED COST $60,000)                                                 60,000
                                                                    ------------
MEDIUM-TERM NOTES--7.2%
General Electric Capital Corp.
   5.720%, 8/22/11                                         10,000         10,030
Svenska Handelsbanken AB
   144A
   0.386%, 2/9/11(3)(4)(9)                                 50,000         50,000
Westpac Banking Corp.
   0.358%, 1/28/11
   (2/28/11(13))(3)(9)                                     78,000         77,998
                                                                    ------------
TOTAL MEDIUM-TERM NOTES
(IDENTIFIED COST $138,028)                                               138,028
                                                                    ------------
CERTIFICATES OF DEPOSIT--11.3%
Bank of Nova Scotia
   0.430%, 5/3/11                                          15,000         15,002
   0.400%, 5/9/11                                          40,000         40,000
Barclays Bank plc
   0.230%, 1/12/11                                          5,000          5,000
Natixis 0.260%, 1/4/11                                     70,000         70,000
Rabobank Nederland N.V
   0.400%, 6/3/11                                          36,600         36,600
Royal Bank of Scotland plc
   (The)
   0.484%, 4/5/11(3)(9)(11)                                50,000         50,000
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT
(IDENTIFIED COST $216,602)                                               216,602
                                                                    ------------
VARIABLE RATE DEMAND OBLIGATIONS -
MUNICIPAL(3)(9)--2.1%
Colorado Housing & Finance
   Authority, Single Family
   Housing Taxable
   Series B-2,
   0.280%, 1/5/11
   (11/1/33(13))                                           13,100         13,100
   Series A-2,
   0.280%, 1/7/11
   (5/1/38(13))                                            26,800         26,800
                                                                    ------------
TOTAL VARIABLE RATE DEMAND OBLIGATIONS -
MUNICIPAL
(IDENTIFIED COST $39,900)                                                 39,900
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
REPURCHASE AGREEMENTS--15.2%
Bank of America N.A
   0.200% dated 12/31/10
   due 1/3/11, repurchase
   price $143,928 collateralized
   by FMAC 4.500-5.000%,
   7/1/35-9/1/40 market
   value $146,807                                    $    143,928   $    143,928
Goldman Sachs Group,
   Inc. (The)
   0.170% dated 12/31/10
   due 1/3/11, repurchase
   price $147,000 collateralized
   by FMAC 3.129-6.301%,
   11/1/35-8/1/40, FNMA
   2.633-6.023%,
   12/1/19-5/1/40 market
   value $149,940                                         147,000        147,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS
(IDENTIFIED COST $290,928)                                               290,928
                                                                    ------------

                                                        SHARES
                                                     ------------
MONEY MARKET MUTUAL FUNDS--8.3%
AIM Short-Term Investments
   Liquid Assets Portfolio
   (The) Institutional Shares
   (seven-day effective
   yield 0.240%)                                       80,078,326         80,078
Goldman Sachs Financial
   Square Funds - Money
   Market Fund -
   Institutional Share
   (seven-day effective
   yield 0.220%)                                       80,003,000         80,003
                                                                    ------------
TOTAL MONEY MARKET MUTUAL FUNDS
(IDENTIFIED COST $160,081)                                               160,081
                                                                    ------------
TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $1,928,066)                                           1,928,066(1)
Other assets and liabilities, net--(0.4)%                                 (7,955)
                                                                    ------------
NET ASSETS--100.0%                                                  $  1,920,111
                                                                    ============

ABBREVIATION:

FHLB Federal Home Loan Bank

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                        VIRTUS INSIGHT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

COUNTRY WEIGHTINGS+ (unaudited)

United States                                 89%
Australia                                      4
United Kingdom                                 3
Netherlands                                    2
Sweden                                         2
                                             ---
Total                                        100%
                                             ---

+    as % of total investments as of December 31, 2010

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010

(see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                         Level 2 -
                                           Total Market     Level 1 -   Significant
                                             Value at         Quoted     Observable
                                        December 31, 2010     Prices       Inputs
                                        -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   U.S. Government Agency Obligations       $  105,994       $     --    $  105,994
   Corporate Debt                            1,331,163             --     1,331,163
   Municipal Securities                         39,900             --        39,900
   Repurchase Agreements                       290,928             --       290,928
Equity Securities:
   Money Market Mutual Funds                   160,081        160,081            --
                                            ----------       --------    ----------
   Total Investments                        $1,928,066       $160,081    $1,767,985
                                            ==========       ========    ==========

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                   VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
COMMERCIAL PAPER - MUNICIPAL--20.4%
MARYLAND--1.9%
Baltimore County
   0.310%, 1/3/11                                    $     13,775   $     13,775
                                                                    ------------
MASSACHUSETTS--6.3%
Health & Education Facilities
   Authority
   0.250%, 1/4/11                                           3,427          3,427
   0.250%, 1/6/11                                           4,000          4,000
Health & Education Facilities
   Authority, Harvard
   University Project
   0.250%, 1/10/11                                         10,000         10,000
   0.290%, 3/1/11                                          10,000         10,000
Massachusetts Water
   Resources Authority
   0.290%, 2/1/11                                          15,000         15,000
State Water Resources
   Authority
   0.290%, 2/1/11                                           3,000          3,000
                                                                    ------------
                                                                          45,427
                                                                    ------------
MICHIGAN--5.5%
Michigan State University
   Board of Trustees
   0.260%, 2/4/11                                          17,450         17,450
University of Michigan
   0.250%, 1/6/11                                          10,000         10,000
   Series H,
   0.260%, 1/24/11                                          7,270          7,270
   0.260%, 2/2/11                                           4,500          4,500
                                                                    ------------
                                                                          39,220
                                                                    ------------
MINNESOTA--3.2%
Regents of the University of
   Minnesota
   0.290%, 3/2/11                                          10,000         10,000
University of Minnesota
   Series 07-C,
   0.260%, 2/4/11                                           9,700          9,700
   0.290%, 3/2/11                                           3,000          3,000
                                                                    ------------
                                                                          22,700
                                                                    ------------
TEXAS--1.7%
University of Texas
   Series B, 0.240%, 1/5/11                                 7,800          7,800
   0.250%, 1/6/11                                           4,200          4,200
                                                                    ------------
                                                                          12,000
                                                                    ------------
VIRGINIA--1.8%
University of Virginia
   0.270%, 1/4/11                                           7,700          7,700
   0.250%, 1/11/11                                          5,200          5,200
                                                                    ------------
                                                                          12,900
                                                                    ------------
TOTAL COMMERCIAL PAPER - MUNICIPAL
(IDENTIFIED COST $146,022)                                               146,022
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
VARIABLE RATE DEMAND OBLIGATIONS -
MUNICIPAL(3)(9)(11)--72.1%
ALABAMA--0.2%
Chatom Industrial
   Development Board
   Pollution Control
   Electric Cooperative, Inc.
   0.900%, 1/5/11 (8/15/14(13))                      $      1,670   $      1,670
                                                                    ------------
ALASKA--1.9%
State Housing Finance Corp.
   University of Alaska
   Series A,
   0.290%, 1/5/11 (12/1/27(13))                            13,800         13,800
                                                                    ------------
ARIZONA--1.3%
Arizona State University
   0.280%, 1/5/11 (7/1/34(13))                              1,470          1,470
State Health Facilities Authority,
   Banner Health
   Series B,
   0.320%, 1/5/11 (1/1/35(13))                              7,800          7,800
                                                                    ------------
                                                                           9,270
                                                                    ------------
COLORADO--0.8%
City of Aurora,
   The Children Hospital
   Series C,
   0.320%, 1/6/11 (12/1/33(13))                             5,525          5,525
                                                                    ------------
CONNECTICUT--3.4%
State Health & Educational
   Facilities Authority,
   Yale University
   Series V-2,
   0.240%, 1/3/11 (7/1/36(13))                              4,990          4,990
   Series Y-3
   0.240%, 1/3/11 (7/1/35(13))                              4,700          4,700
   Series U-2,
   0.270%, 1/5/11 (7/1/33(13))                             14,895         14,895
                                                                    ------------
                                                                          24,585
                                                                    ------------
FLORIDA--3.7%
Highlands County Health
   Facilities Authority,
   Adventist
   Health System/Sunbelt, Inc.
   Series 09-A,
   0.320%, 1/6/11 (11/15/26(13))                           15,000         15,000
JEA Water & Sewer
   System
   Series B-1,
   0.290%, 1/5/11 (10/1/36(13))                            11,370         11,370
                                                                    ------------
                                                                          26,370
                                                                    ------------
GEORGIA--1.4%
Metropolitan Atlanta Rapid
   Transit Authority
   Series A,
   0.330%, 1/5/11 (7/1/25(13))                             10,000         10,000
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
IDAHO--1.1%
Housing & Finance Association
   Single Family Mortgage
   Series C,
   0.320%, 1/5/11 (1/1/40(13))                       $      7,570   $      7,570
                                                                    ------------
ILLINOIS--2.7%
Finance Authority, Carle
   Foundation Hospital
   Series C,
   0.310%, 1/6/11 (2/15/33(13))                             1,800          1,800
Finance Authority,
   Lake Forest Academy
   0.390%, 1/5/11 (12/1/24(13))                             5,000          5,000
Finance Authority,
   Lake Forest Country
   Day School
   0.390%, 1/5/11 (7/1/35(13))                              3,250          3,250
Finance Authority, McGraw
   YMCA Evanston Project
   0.440%, 1/6/11 (6/1/27(13))                              4,000          4,000
Health Facilities Authority,
   Northwestern Memorial
   Healthcare Series C,
   0.280%, 1/3/11 (8/15/32(13))                             5,000          5,000
                                                                    ------------
                                                                          19,050
                                                                    ------------
INDIANA--3.1%
Health System Finance
   Authority, Sisters St. Francis
   Health Services, Inc.
   Series F,
   0.320%, 1/6/11 (9/1/48(13))                              2,640          2,640
   Series J,
   0.290%, 1/6/11
   (11/1/37(13))                                            4,500          4,500
Purdue University Student
   Facilities System
   Series 04-A
   0.310%, 1/5/11 (7/1/33(13))                                300            300
State Educational Facilities
   Authority, Wabash College
   Project
   0.330%, 1/6/11 (12/1/23(13))                            10,000         10,000
State Finance Authority
   Ascension
   Series E-5
   0.290%, 1/5/11 (11/15/33(13))                            5,000          5,000
                                                                    ------------
                                                                          22,440
                                                                    ------------
KANSAS--1.0%
State Department of
   Transportation
   Series C-1,
   0.300%, 1/5/11 (9/1/21(13))                              7,000          7,000
                                                                    ------------
KENTUCKY--1.4%
Mason County, Pollution
   Control East Kentucky Power
   Cooperative, Inc.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                   VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
KENTUCKY--CONTINUED
Series B-1,
   0.900%, 1/5/11
   (10/15/14(13))                                    $      3,000   $      3,000
   Series B-2,
   0.900%, 1/5/11
   (10/15/14(13))                                           4,620          4,620
   Series B-3,
   0.900%, 1/5/11
   (10/15/14(13))                                           2,660          2,660
                                                                    ------------
                                                                          10,280
                                                                    ------------
MARYLAND--3.5%
State Economic Development
   Corp. Howard Medical
   Institute
   Series A
   0.270%, 1/5/11
   (2/15/43(13))                                            5,835          5,835
Washington Suburban
   Sanitary Commission
   Series A-10,
   0.310%, 1/5/11 (6/1/23(13))                             19,000         19,000
                                                                    ------------
                                                                          24,835
                                                                    ------------
MASSACHUSETTS--0.8%
Commonwealth of
   Massachusetts
   Series B,
   0.340%, 1/3/11 (3/1/26(13))                              5,450          5,450
                                                                    ------------
MICHIGAN--4.9%
Oakland County Economic
   Development Corp.
   0.340%, 1/6/11 (11/1/37(13))                            19,200         19,200
State of Michigan Strategic
   Fund Ltd., Consumers
   Energy Co.
   0.310%, 1/5/11 (4/15/18(13))                             5,700          5,700
University of Michigan
   Hospital
   Series A,
   0.280%, 1/3/11 (12/1/37(13))                             6,075          6,075
   Series B,
   0.290%, 1/6/11 (12/1/37(13))                             4,500          4,500
                                                                    ------------
                                                                          35,475
                                                                    ------------
MINNESOTA--1.0%
Minneapolis & St. Paul
   Housing & Redevelopment
   Authority Health Care
   System, Allina Health
   System
   Series C-1,
   0.330%, 1/6/11
   (11/15/34(13))                                           7,325          7,325
                                                                    ------------
MISSOURI--6.3%
Missouri State Health &
   Educational Facilities
   Authority - St. Louis
   University Series A-2
   Series A-2
   0.260%, 1/3/11 (10/1/35(13))                             9,800          9,800

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
MISSOURI--CONTINUED
St. Louis County Industrial
   Development & Educational
   Facilities Whitefield
   School, Inc.
   Series B,
   0.450%, 1/6/11
   (6/15/24(13))                                     $      1,100   $      1,100
State Health & Educational
   Facilities Authority,
   St. Louis University
   Series B-1,
   0.280%, 1/3/11
   (10/1/35(13))                                           17,280         17,280
State Health & Educational
   Facilities Authority,
   Washington University
   Series B,
   0.280%, 1/3/11
   (10/1/35(13))                                           11,600         11,600
State Health & Educational
   Facilities Authority,
   Washington University
   Series B,
   0.330%, 1/3/11 (9/1/30(13))                              5,400          5,400
                                                                    ------------
                                                                          45,180
                                                                    ------------
NEW MEXICO--2.7%
State Hospital Equipment
   Loan Council, Presbyterian
   Healthcare System
   Series C,
   0.320%, 1/6/11 (8/1/34(13))                              8,835          8,835
   Series D,
   0.320%, 1/6/11 (8/1/34(13))                             10,600         10,600
                                                                    ------------
                                                                          19,435
                                                                    ------------
NEW YORK--6.5%
City of New York
   Sub-series B-2,
   0.280%, 1/3/11 (8/15/20(13))                             3,000          3,000
   Series C,
   0.260%, 1/3/11 (10/1/23(13))                             7,400          7,400
   Sub-series H-4,
   0.250%, 1/3/11 (3/1/34(13))                              4,255          4,255
   Sub-series H-2
   0.280%, 1/5/11 (3/1/34(13) )                             4,100          4,100
   Municipal Water
   Finance Authority,
   Water & Sewer
   Sub-series B-4,
   0.290%, 1/6/11 (6/15/23(13))                            27,725         27,725
                                                                    ------------
                                                                          46,480
                                                                    ------------
NORTH CAROLINA--1.2%
City of Raleigh
   0.440%, 1/6/11 (6/1/34(13))                              4,820          4,820
Educational Facilities
   Finance Agency Duke
   University Project
   Series A
   0.270%, 1/6/11 (12/1/17(13))                             4,100          4,100
                                                                    ------------
                                                                           8,920
                                                                    ------------

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
OREGON--1.5%
Clackamas County Hospital
   Facility Authority, Legacy
   Health System,
   Series A,
   0.290%, 1/5/11(6/1/37(13))                        $      6,100   $      6,100
   Series C,
   0.290%, 1/5/11(6/1/37(13))                               4,700          4,700
                                                                    ------------
                                                                          10,800
                                                                    ------------
TENNESSEE--2.6%
City of Chattanooga, Health,
   Educational and Housing
   Facility Board, Catholic
   Health Initiatives
   Series 04-C,
   0.320%, 1/6/11 (5/1/39(13))                             18,450         18,450
                                                                    ------------
TEXAS--9.4%
Board of Regents of the
   University of Texas System,
   Series 08-B,
   0.270%, 1/6/11 (8/1/32(13))                              1,835          1,835
City of San Antonio Electric
   0.330%, 1/5/11 (2/1/33(13))                             25,000         25,000
Denton Independent School
   District Series 05-A,
   0.340%, 1/6/11 (8/1/35(13))                             20,100         20,100
Harris County Health
   Facilities
   Development Corp., Baylor
   College Medicine Series B,
   0.280%, 1/3/11
   (11/15/47(13))                                           3,365          3,365
State Veterans Housing
   Assistance Program Fund 1
   (VA Guaranteed)
   0.280%, 1/5/11 (12/1/16(13))                            16,930         16,930
                                                                    ------------
                                                                          67,230
                                                                    ------------
UTAH--0.8%
City of Murray, Intermountain
   Healthcare Service, Inc.
   Series C,
   0.280%, 1/3/11 (5/15/37(13))                             2,300          2,300
State Board of Regents,
   University Health Care
   0.340%, 1/6/11 (8/1/31(13))                              3,375          3,375
                                                                    ------------
                                                                           5,675
                                                                    ------------
VIRGINIA--2.3%
Fairfax County Industrial
   Development Authority,
   Inova Health System Project,
   Series 10-A1,
   0.460%, 1/6/11 (5/15/39(13))                             5,000          5,000
Loudoun County Industrial
   Development Authority,
   Howard Hughes Medical
   Institute,
   Series A
   0.290%, 1/5/11 (2/15/38(13))                             6,575          6,575
   Series F,
   0.270%, 1/5/11 (2/15/38(13))                             4,915          4,915
                                                                    ------------
                                                                          16,490
                                                                    ------------

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                   VIRTUS INSIGHT TAX-EXEMPT MONEY MARKET FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2010

($ reported in thousands)

                                                          PAR
                                                         VALUE          VALUE
                                                     ------------   ------------
WYOMING--6.6%
Lincoln County, Pollution
   Control,
   Exxon Project
   0.220%, 1/3/11 (8/1/15(13))                       $     14,900   $     14,900
Sublette County, Pollution
   Control, Exxon Project
   0.220%, 1/3/11
   (11/1/14(13))                                            8,700          8,700
Uinta County, Pollution
   Control, Chevron U.S.A.,
   Inc. Project
   0.280%, 1/3/11
   (12/1/22(13))                                            1,500          1,500
   Chevron U.S.A., Inc.
   Project
   Series 93
   0.260%, 1/3/11 (8/15/20(13))                            22,030         22,030
                                                                    ------------
                                                                          47,130
                                                                    ------------
TOTAL VARIABLE RATE DEMAND OBLIGATIONS -
MUNICIPAL
(IDENTIFIED COST $516,435)                                               516,435
                                                                    ------------
TAX-EXEMPT BONDS - MUNICIPAL--2.5%
OHIO--0.4%
State Hospital Facilities,
   Cleveland Clinic, Series B
   4.000%, 1/1/11                                           3,020          3,020
                                                                    ------------
TEXAS--2.1%
State of Texas
   2.000%, 8/31/11                                         15,000         15,162
                                                                    ------------
TOTAL TAX-EXEMPT BONDS - MUNICIPAL
(IDENTIFIED COST $18,182)                                                 18,182
                                                                    ------------

                                                        SHARES          VALUE
                                                     ------------   ------------
MONEY MARKET MUTUAL FUNDS--5.0%
AIM Tax-Free Cash
   Reserve Portfolio (The) -
   Institutional Shares
   (seven-day effective
   yield 0.130%)                                          614,229   $        614
Goldman Sachs Financial
   Square Funds - Tax-Free
   Money Market Fund -
   Institutional Shares
   (seven-day effective
   yield 0.170%)                                       35,401,937         35,402
                                                                    ------------
TOTAL MONEY MARKET MUTUAL FUNDS
(IDENTIFIED COST $36,016)                                                 36,016
                                                                    ------------

                                                                        VALUE
                                                                    ------------
TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $716,655)                                              $716,655(1)
Other assets and liabilities, net--0.0%                                      162
                                                                    ------------
NET ASSETS--100.0%                                                  $    716,817
                                                                    ============

ABBREVIATION:

VA Department of Veterans Affairs

The following table provides a summary of inputs used to value the Fund's investments as of December 31, 2010

(see Security Valuation Note 2A in the Notes to Financial Statements).

                                                                                   Level 2 -
                                                                      Level 1 -   Significant
                                                    Total Value at      Quoted     Observable
                                                  December 31, 2010     Prices       Inputs
                                                  -----------------   ---------   -----------
INVESTMENT IN SECURITIES:
Debt Securities:
   Commercial Paper - Municipal                        $146,022        $    --      $146,022
   Tax-Exempt Bonds - Municipal                          18,182             --        18,182
   Variable Rate Demand Obligations - Municipal         516,435             --       516,435
Equity Securities:
   Money Market Mutual Funds                             36,016         36,016            --
                                                       --------        -------      --------
Total Investments                                      $716,655        $36,016      $680,639
                                                       ========        =======      ========

There are no Level 3 (significant unobservable inputs) priced securities.

                      Refer to Footnote Legend on page 30.
                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2010

(Reported in thousands except shares and per share amounts)

                                                                               EQUITY FUNDS
                                                         --------------------------------------------------------
                                                                                      EMERGING
                                                          BALANCED                     MARKETS
                                                         ALLOCATION    CORE EQUITY   OPPORTUNITIES   VALUE EQUITY
                                                            FUND           FUND           FUND           FUND
                                                         ----------    -----------   -------------   ------------
ASSETS
Investment in securities at value(1)(3) ..............   $   76,213    $   96,021     $ 1,047,424    $   151,039
Foreign currency at value(2) .........................           --            --             773             --
Cash .................................................           --            --              --             --
Receivables
   Investment securities sold ........................            5            --             360             --
   Fund shares sold ..................................            3            --          18,680              5
   Dividends and interest receivable and tax
   reclaims ..........................................          190            40             365             65
Prepaid expenses .....................................           14            15              71             12
                                                         ----------    ----------     -----------    -----------
      Total assets ...................................       76,425        96,076       1,067,673        151,121
                                                         ----------    ----------     -----------    -----------
LIABILITIES
Payables
   Fund shares repurchased ...........................           14            39             726            222
   Investment securities purchased ...................           99            --             315             --
   Collateral on securities loaned ...................        6,824        11,903           2,012         10,110
   Foreign capital gain taxes payable ................           --            --             920             --
   Dividend distributions ............................           --            --              --             --
   Investment advisory fee ...........................           29            52             811             83
   Distribution and service fees .....................            2             3              72              2
   Administration fee ................................            8            11             114             17
   Transfer agent fees and expenses ..................            4             7             131              8
   Trustees' fee and expenses ........................           --(4)         --(4)            2             --(4)
   Professional fees .................................           29            27              65             27
   Other accrued expenses ............................            3             5             153              8
Net unrealized depreciation on forward currency
   contracts .........................................           --            --              --             --
                                                         ----------    ----------     -----------    -----------
   Total liabilities .................................        7,012        12,047           5,321         10,477
                                                         ----------    ----------     -----------    -----------
NET ASSETS ...........................................   $   69,413    $    84,029    $ 1,062,352    $   140,644
                                                         ==========    ==========     ===========    ===========
NET ASSETS CONSIST OF:
   Capital paid in on shares of beneficial interest...   $   68,363    $   84,936     $   911,730    $   157,175
   Accumulated undistributed net investment income
      (loss) ........................................           (14)           21          (1,804)            55
   Accumulated undistributed net realized gain (loss)        (5,755)      (11,644)          2,810        (32,295)
   Net unrealized appreciation (depreciation) on
      investments ....................................        6,819        10,716         149,616         15,709
                                                         ----------    ----------     -----------    -----------
NET ASSETS ...........................................   $   69,413    $   84,029     $ 1,062,352    $   140,644
                                                         ==========    ==========     ===========    ===========
CLASS I
   Net asset value (net assets/shares outstanding) and
      offering price per share .......................   $    13.58    $     18.00    $      9.10    $     10.96
   Shares of beneficial interest outstanding, par
      value $0.001, unlimited authorization ..........    4,392,945     4,073,207      88,068,847     11,918,637
   Net Assets ........................................   $   59,643    $   73,321     $   801,366    $   130,651
CLASS A
   Net asset value (net assets/shares outstanding) per
      share ..........................................   $    13.53    $     17.72    $       8.83   $     11.06
   Maximum offering price per share(5) ...............   $    14.36    $     18.80    $       9.37   $     11.73
   Shares of beneficial interest outstanding, par
      value $0.001, unlimited authorization ..........      669,791       580,129      25,367,755        880,542
   Net Assets ........................................   $    9,064    $   10,277     $   224,015    $     9,739
CLASS C
   Net asset value (net assets/shares outstanding) and
      offering price per share .......................   $    13.53    $    17.45     $      8.72    $     11.02
   Shares of beneficial interest outstanding, par
      value $0.001, unlimited authorization ..........       52,189        24,711       4,237,699         23,051
   Net Assets ........................................   $      706    $      431     $    36,971    $       254
(1)Investments in securities at cost .................   $   69,394    $   85,305     $   896,893    $   135,330
(2)Foreign currency at cost ..........................           --            --             772             --
(3)Market value of securities on loan ................        6,599        11,530           1,917          9,791
(4)Amount is less than $500

(5) For Equity Funds maximum offering price per share is NAV/(1-5.75%), for Fixed Income Funds maximum offering price per share is NAV/(1-4.75%).

(6) Investments in securities at value includes repurchase agreements totaling $114,720 and $290,928 for the Insight Government Market Fund and the Insight Money Market Fund, respectively.

                       See Notes to Financial Statements

                            FIXED INCOME FUNDS                                         MONEY MARKET FUND
-------------------------------------------------------------------    ----------------------------------------------
                                                                         INSIGHT                           INSIGHT
HIGH YIELD    INTERMEDIATE  INTERMEDIATE     SHORT/                     GOVERNMENT        INSIGHT         TAX-EXEMPT
  INCOME       GOVERNMENT    TAX-EXEMPT   INTERMEDIATE   TAX-EXEMPT    MONEY MARKET     MONEY MARKET     MONEY MARKET
   FUND         BOND FUND     BOND FUND     BOND FUND     BOND FUND        FUNDS             FUND           FUND
----------    ------------  ------------  ------------   ----------    ------------    --------------    ------------

$   50,400    $   32,428    $   87,068    $    80,243    $  141,104    $    283,531(6) $    1,928,066(6) $   716,655
        27            --            --             --            --              --                --              --
        --            --            --             --            --              --(4)             --(4)            1

        --            18           335            117            --              --                --              --
        59             2           181             58           671              --                 9              --
       969           224         1,354            596         2,108             120               601             336

        12            11            15             10            20              21                68              28
----------    ----------    ----------    -----------    ----------    ------------    --------------    ------------
    51,467        32,683        88,953         81,024       143,903         283,672         1,928,744         717,020
----------    ----------    ----------    -----------    ----------    ------------    --------------    ------------


         8            21           139             40           751              --                44              --
       197            --            --             --            --           5,001             8,002              --
        --           141            --          1,664            --              --                --              --
        --            --            --             --            --              --                --              --
        --            --(4)        158             49           152               2               162              51
        19             6            19             26            30              19               161              62
         1             2            14              9            33              --(4)             55               9
         6             4            11             10            19               8                55              21
         2             5            13              7            19               4                31               2
        --(4)         --(4)         --(4)          --(4)         --(4)           --(4)              3              --(4)
        40            27            28             28            28              25                36              27
        11             2             4              3             7              13                84              31

         7            --            --             --            --              --                --              --
----------    ----------    ----------    -----------    ----------    ------------    --------------    ------------
       291           208           386          1,836         1,039           5,072             8,633             203
----------    ----------    ----------    -----------    ----------    ------------    --------------    ------------
$   51,176    $   32,475    $   88,567    $    79,188    $  142,864    $    278,600    $    1,920,111    $    716,817
==========    ==========    ==========    ===========    ==========    ============    ==============    ============

$   64,331    $   31,381    $   90,774    $    84,952    $  143,391    $    278,600    $    1,920,098$        716,817

       105             7             7             33            18              --                --(4)            2
  (15,922)           (15)       (1,813)        (4,730)       (1,296)             --                13              (2)

     2,662         1,102          (401)        (1,067)          751              --                --              --
----------    ----------    ----------    -----------    ----------    ------------    --------------    ------------
$   51,176    $   32,475    $   88,567    $    79,188    $  142,864    $    278,600    $    1,920,111$        716,817
==========    ==========    ==========    ===========    ==========    ============    ==============    ============

$    10.74    $    17.38    $    10.78    $     10.51    $    10.38    $       1.00    $         1.00    $       1.00

 4,489,293     1,318,578     4,809,438      5,781,610     4,547,921     122,405,209     1,536,504,230     604,143,252
$   48,212    $   22,918    $   51,854    $    60,777    $   47,202    $    122,384    $    1,536,180    $    604,209


$    10.75    $    17.38    $    10.78    $     10.51    $    10.38    $       1.00    $         1.00    $       1.00
$    11.29    $    18.25    $    11.32    $     11.03    $    10.90    $       1.00    $         1.00    $       1.00

   214,186       549,827    2,469,026         977,466     7,500,561     156,195,688       383,607,541     112,677,795
$    2,303    $    9,557    $   26,623    $    10,273    $   77,853    $    156,216    $      383,931    $    112,608


$    10.74    $       --    $    10.78    $     10.51    $    10.38    $         --    $           --    $         --

    61,501            --       935,654        774,213     1,715,341              --                --              --
$      661    $       --    $   10,090    $     8,138    $   17,809    $         --    $           --    $         --
$   47,731    $   31,326    $   87,469    $    81,310    $  140,353    $    283,531    $    1,928,066    $    716,655
        27            --            --             --            --              --                --              --
        --           138            --          1,616            --              --                --              --

                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2010

(Reported in thousands)

                                                                      EQUITY FUNDS
                                                     ---------------------------------------------
                                                                             EMERGING
                                                      BALANCED     CORE       MARKETS       VALUE
                                                     ALLOCATION   EQUITY   OPPORTUNITIES    EQUITY
                                                        FUND       FUND        FUND         FUND
                                                     ----------   ------   -------------   -------
INVESTMENT INCOME
   Dividends .....................................   $     603    $1,259     $ 13,161      $ 2,741
   Interest ......................................       1,083        --           20           --
   Security lending ..............................           6         9            1           14
   Foreign taxes withheld ........................          (4)       (4)        (642)          --
                                                     ---------    ------     --------      -------
      Total investment income ....................       1,688     1,264       12,540        2,755
                                                     ---------    ------     --------      -------
EXPENSES
   Investment advisory fee .......................         320       608        4,769        1,043
   Distribution fees, Class I ....................          28        39          188           69
   Distribution and service fees, Class A ........          20        24          223           27
   Distribution and service fees, Class C ........           6         4          121            2
   Administration fee ............................          83       111          642          188
   Transfer agent fee and expenses ...............          35        61          547           85
   Custodian fees ................................           9         9          480           11
   Printing fees and expenses ....................           5         7           46           10
   Professional fees .............................          33        30           69           31
   Registration fees .............................          37        39           86           41
   Trustees' fee and expenses ....................           5         7           32           13
   Miscellaneous expenses ........................          10        13           50           21
                                                     ---------    ------     --------      -------
      Total expenses .............................         591       952        7,253        1,541
   Less expenses reimbursed by investment
      adviser and/(or) distributor ...............         (28)      (39)        (188)         (69)
                                                     ---------    ------     --------      -------
      Net expenses ...............................         563       913        7,065        1,472
                                                     ---------    ------     --------      -------
      NET INVESTMENT INCOME (LOSS) ...............       1,125       351        5,475        1,283
                                                     ---------    ------     --------      -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
   Net realized gain (loss) on investments .......       2,377     6,460       28,240        3,153
   Net realized gain (loss) on foreign
      currency transactions ......................          --        --       (5,807)          --
   Capital gain distributions received from
      investment companies .......................          --        --           --           --
   Net change in unrealized appreciation
      (depreciation) on investments ..............       5,115     1,977       94,845       14,665
   Net change in unrealized appreciation
      (depreciation) on foreign
      currency translation .......................          --        --        1,229           --
   Net change in foreign taxes on unrealized
      capital gains ..............................          --        --          556           --
                                                     ---------    ------     --------      -------
   NET GAIN (LOSS) ON INVESTMENTS ................       7,492     8,437      119,063       17,818
                                                     ---------    ------     --------      -------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ..................   $   8,617    $8,788     $124,538      $19,101
                                                     ---------    ------     --------      -------

(1)  Amount is less than $500

                       See Notes to Financial Statements

                       FIXED INCOME FUNDS                                       MONEY MARKET FUNDS
-----------------------------------------------------------------   ------------------------------------------
  HIGH                                      SHORT/                     INSIGHT                      INSIGHT
 YIELD     INTERMEDIATE   INTERMEDIATE      SHORT/                   GOVERNMENT      INSIGHT      TAX-EXEMPT
INCOME      GOVERNMENT     TAX-EXEMPT    INTERMEDIATE  TAX-EXEMPT   MONEY MARKET   MONEY MARKET   MONEY MARKET
 FUND       BOND FUND      BOND FUND      BOND FUND    BOND FUND        FUND          FUND            FUND
-------    ------------   ------------   ------------  ----------   ------------   ------------   ------------

$    19     $    --(1)      $     3       $     3        $     4    $    --(1)       $    244       $    53
  3,964       1,132           3,812         3,864          5,758        772             6,151         2,184
     --(1)       --(1)           --            --(1)          --         --                --            --
     --          --              --            --             --         --                --            --
-------     -------         -------       -------        -------    -------          --------       -------
  3,983       1,132           3,815         3,867          5,762        772             6,395         2,237
-------     -------         -------       -------        -------    -------          --------       -------

    218         159             399           472            566        320             1,938           851
     23          12              28            35             19         78               743           339
      4          29              65            23            184        438             1,442           466
      5          --              75            73            140         --                --            --
     63          45             115           108            166         99               667           285
     23          35              89            57            115         24               202            34
      4           2               3             4              5          9                58            20
     21           4               7             6             10         17               114            50
     67          29              30            31             32         32                72            43
     38          28              39            40             40         51                78            48
      4           3               7             7             10         26               170            72
      7           6              13            14             16         75               360           116
-------     -------         -------       -------        -------    -------          --------       -------
    477         352             870           870          1,303      1,169             5,844         2,324

    (23)        (94)           (198)         (174)          (225)      (495)           (1,635)         (700)
-------     -------         -------       -------        -------    -------          --------       -------
    454         258             672           696          1,078        674             4,209         1,624
-------     -------         -------       -------        -------    -------          --------       -------
  3,529         874           3,143         3,171          4,684         98             2,186           613
-------     -------         -------       -------        -------    -------          --------       -------


  2,997         307             413            27            230          3                13            --

    (87)         --              --            --             --         --                --            --

   --            --              --            --             --         --                --             3

   (361)        303          (1,058)        2,565         (4,179)        --                --            --


     (7)         --              --            --             --         --                --            --

     --          --              --            --             --         --                --            --
-------     -------         -------       -------        -------    -------          --------       -------
  2,542         610            (645)        2,592         (3,949)         3                13             3
-------     -------         -------       -------        -------    -------          --------       -------

$ 6,071     $ 1,484         $ 2,498       $ 5,763        $   735    $   101          $  2,199        $  616
=======     =======         =======       =======        =======    =======          ========       =======

                       See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

                                                                            EQUITY FUNDS
                                                            --------------------------------------------
                                                            BALANCED ALLOCATION
                                                                    FUND             CORE EQUITY FUND
                                                            --------------------    --------------------
                                                              YEAR        YEAR        YEAR        YEAR
                                                             ENDED       ENDED       ENDED       ENDED
                                                            DECEMBER    DECEMBER    DECEMBER    DECEMBER
                                                            31, 2010    31, 2009    31, 2010    31, 2009
                                                            --------    --------    --------    --------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss) .........................   $  1,125    $  1,188    $    351    $    462
   Net realized gain (loss) .............................      2,377      (4,029)      6,460      (9,337)
   Net change in unrealized appreciation (depreciation) .      5,115      12,113       1,977      24,879
                                                            --------    --------    --------    --------
   Increase (decrease) in net assets resulting from
      operations ........................................      8,617       9,272       8,788      16,004
                                                            --------    --------    --------    --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class I .......................     (1,016)     (1,046)       (366)       (438)
   Net investment income, Class A .......................       (129)       (143)        (26)        (21)
   Net investment income, Class C .......................         (5)         (6)         --          --
   Net realized short-term gains, Class I ...............         --          --          --          --
   Net realized short-term gains, Class A ...............         --          --          --          --
   Net realized short-term gains, Class C ...............         --          --          --          --
   Net realized long-term gains, Class I ................         --          --          --          --
   Net realized long-term gains, Class A ................         --          --          --          --
   Net realized long-term gains, Class C ................         --          --          --          --
                                                            --------    --------    --------    --------
   Decrease in net assets from distributions to
      shareholders ......................................     (1,150)     (1,195)       (392)       (459)
                                                            --------    --------    --------    --------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
   Change in net assets from share transactions, Class I         593        (879)    (15,054)     (9,554)
   Change in net assets from share transactions, Class A         255        (261)        (62)      1,831
   Change in net assets from share transactions, Class C         179        (111)        (97)       (194)
                                                            --------    --------    --------    --------
   Increase (decrease) in net assets from share
      transactions ......................................      1,027      (1,251)    (15,213)      7,917)
                                                            --------    --------    --------    --------
CAPITAL CONTRIBUTIONS
   Fair Funds settlement(2) .............................         --          --          --          --
   Net increase (decrease) in net assets ................      8,494       6,826      (6,817)      7,628
NET ASSETS
   Beginning of period ..................................     60,919      54,093      90,846      83,218
                                                            --------    --------    --------    --------
   End of period ........................................   $ 69,413    $ 60,919    $ 84,029    $ 90,846
                                                            ========    ========    ========    ========
   Accumulated undistributed net investment income (loss)
      at end of period ..................................   $    (14)   $      9    $     21    $     63

(1)  Amount is less than $500.

(2) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

                       See Notes to Financial Statements

                EQUITY FUNDS                                FIXED INCOME FUNDS
--------------------------------------------   -----------------------------------------
  EMERGING MARKETS        VALUE EQUITY FUND     HIGH YIELD INCOME       INTERMEDIATE
 OPPORTUNITIES FUND                                   FUND          GOVERNMENT BOND FUND
----------------------   -------------------   ------------------   --------------------
   YEAR         YEAR       YEAR       YEAR       YEAR      YEAR       YEAR        YEAR
  ENDED        ENDED      ENDED      ENDED      ENDED     ENDED      ENDED       ENDED
 DECEMBER     DECEMBER   DECEMBER   DECEMBER   DECEMBER  DECEMBER   DECEMBER    DECEMBER
 31, 2010     31, 2009   31, 2010   31, 2009   31, 2010  31, 2009   31, 2010    31, 2009
 --------     --------   --------   --------   --------  --------   --------    --------


$    5,475    $  2,612   $  1,283   $  2,104   $ 3,529   $ 3,609    $   874     $ 1,127
    22,433     (10,046)     3,153    (19,499)    2,910    (2,412)       307          72
    96,630      75,453     14,665     42,254      (368)    9,813        303        (920)
----------    --------   --------   --------   -------   -------    -------     -------
   124,538      68,019     19,101     24,859     6,071    11,010      1,484         279
----------    --------   --------   --------   -------   -------    -------     -------
    (3,293)     (2,457)    (1,294)    (2,030)   (3,312)   (3,331)      (608)       (751)
      (394)       (403)       (75)      (170)     (102)     (242)      (268)       (377)
       (28)         (9)        --(1)       (1)     (28)      (16)        --          --
        --          --         --         --        --        --        (31)        (92)
        --          --         --         --        --        --        (13)        (53)
        --          --         --         --        --        --         --          --
       (35)         --         --         --        --        --       (195)        (47)
       (10)         --         --         --        --        --        (82)        (26)
        (2)         --         --         --        --        --         --          --
----------    --------   --------   --------   -------   -------    -------     -------
    (3,762)     (2,869)    (1,369)    (2,201)   (3,442)   (3,589)    (1,197)     (1,346)
----------    --------   --------   --------   -------   -------    -------     -------
   472,733     114,472    (36,675)   (20,786)    2,657     4,315     (1,228)     (6,046)
   159,822      20,957     (4,566)    (4,794)    1,356    (3,281)    (3,773)       (713)
    29,832       3,323          9       (208)      251       229         --          --
----------    --------   --------   --------   -------   -------    -------     -------
   662,387     138,752    (41,232)   (25,788)    4,264     1,263     (5,001)     (6,759)
----------    --------   --------   --------   -------   -------    -------     -------
        --          --         --         --        --        --         --           4
   783,163     203,902    (23,500)    (3,130)    6,893     8,684     (4,714)     (7,822)
   279,189      75,287    164,144    167,274    44,283    35,599     37,189      45,011
----------    --------   --------   --------   -------   -------    -------     -------
$1,062,352    $279,189   $140,644   $164,144   $51,176   $44,283    $32,475     $37,189
==========    ========   ========   ========   =======   =======    =======     =======
$   (1,804)   $    350   $     55   $    141   $   105   $    88    $     7     $     9

                       See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                           ($ Reported in thousands)

                                                                                 FIXED INCOME FUNDS
                                                             ------------------------------------------------------------
                                                             INTERMEDIATE TAX-EXEMPT           SHORT/INTERMEDIATE
                                                                      BOND FUND                     BOND FUND
                                                             ----------------------------   ----------------------------
                                                              YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                 2010           2009            2010           2009
                                                             -------------   ------------   -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS
   Net investment income (loss) ..........................     $ 3,143           $ 3,414      $   3,171      $  4,537
   Net realized gain (loss) ..............................         413               591             27          (565)
   Net change in unrealized appreciation (depreciation) ..      (1,058)            9,820          2,565         9,008
                                                               -------         ---------      ---------      --------
   Increase (decrease) in net assets resulting from
      operations .........................................       2,498            13,825          5,763        12,980
                                                               -------         ---------      ---------      --------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class I ........................      (2,047)           (2,785)        (2,670)       (4,186)
   Net investment income, Class A ........................        (894)             (586)          (323)         (240)
   Net investment income, Class C ........................        (201)              (43)          (203)          (85)
   Net investment income, Exchange Shares ................          --                --             --            --
   Net realized short-term gains, Class I ................          --                --             --            --
   Net realized short-term gains, Class A ................          --                --             --            --
   Net realized long-term gains, Class I .................          --                --             --            --
   Net realized long-term gains, Class A .................          --                --             --            --
                                                                ------         ---------      ---------      --------
   Decrease in net assets from distributions to
      shareholders .......................................      (3,142)           (3,414)        (3,196)       (4,511)
                                                                ------         ---------      ---------      --------
FROM SHARE TRANSACTIONS (SEE NOTE 5)
   Change in net assets from share transactions, Class I .      (3,039)          (35,742)       (22,129)      (43,764)
   Change in net assets from share transactions, Class A .       4,698             7,744          1,868         3,736
   Change in net assets from share transactions, Class C .       6,031             3,518          2,852         3,601
   Change in net assets from share transactions, Exchange
      Shares .............................................          --                --             --            --
                                                                ------         ---------      ---------      --------
   Increase (decrease) in net assets from share ..........
      transactions .......................................       7,690           (24,480)       (17,409)      (36,427)
                                                                ------         ---------      ---------      --------
CAPITAL CONTRIBUTIONS
   Fair Funds settlement(1) ..............................          --                --             --             3
   Net increase (decrease) in net assets .................       7,046           (14,069)       (14,842)      (27,955)
NET ASSETS
Beginning of period ......................................      81,521            95,590         94,030       121,985
                                                              --------          --------      ---------      --------
End of period ............................................    $ 88,567          $ 81,521      $  79,188      $ 94,030
Accumulated undistributed net investment income (loss)
   at end of period ......................................    $      7          $      6      $      33      $     29
                                                              ========          ========      =========      ========

(1) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Millennium Partners, L.P. and Bear Stearns & Co., Inc. settlements.

(2) The Insight Money Market Fund received $3,642 in distributions from the Tyco International Ltd. Securities Litigation Settlement proceeds. $1,025 of these distributions have been reclassed from realized capital gains to interest income.

                       See Notes to Financial Statements

    FIXED INCOME FUNDS                                          MONEY MARKET FUNDS
-------------------------  ------------------------------------------------------------------------------------------
       TAX-EXEMPT             INSIGHT GOVERNMENT MONEY           INSIGHT MONEY               INSIGHT TAX-EXEMPT MONEY
       BOND FUND                    MARKET FUND                   MARKET FUND                     MARKET FUND
-------------------------  ----------------------------  --------------  --------------  -------------  -------------
 YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED       YEAR ENDED       YEAR ENDED    YEAR ENDED     YEAR ENDED
 DECEMBER    DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
 31, 2010       2009          2010           2009            2010            2009           2010            2009
-----------  ------------  ------------  --------------  --------------  --------------  -------------  -------------


 $  4,684     $  3,643       $     98      $   1,336      $   2,186       $   11,383(2)   $      613     $   3,755
      230          160              3             34             13            2,604(2)            3             (3)
   (4,179)      10,301             --             --             --               --              --             --
---------     --------       --------      ---------      ---------       ----------      ----------     ----------

      735       14,104            101          1,370          2,199           13,987             616          3,752
---------     --------       --------      ---------      ---------       ----------      ---------      ----------

   (1,521)      (1,382)           (85)        (1,154)        (2,145)          (9,239)           (600)        (3,583)
   (2,750)      (2,186)           (13)          (186)           (41)          (1,671)            (13)          (172)
     (414)         (93)            --             --             --               --              --             --
       --           --             --             --             --            (473)              --             --
       --           --            (15)            (7)            --           (1,565)             --             --
       --           --            (10)            (4)            --             (390)             --             --
       --           --             --             --             --               --              --            (37)
       --           --             --             --             --               --              --             (8)
---------      -------        -------      ---------      ---------        ---------      ----------     ----------
   (4,685)      (3,661)          (123)        (1,351)        (2,186)         (13,338)           (613)        (3,800)
---------      -------        -------      ---------      ---------        ---------      ----------     ----------

   23,370      (20,300)        (9,592)      (296,335)      (518,414)         435,493        (240,351)      (346,205)
   20,455        3,876        (11,830)       (61,683)      (148,103)        (174,764)        (86,864)       (25,205)
   12,194        4,467             --             --             --               --              --             --
       --           --             --             --             --         (172,546)             --             --
---------     --------       --------      ---------      ----------       ---------      ---------      ----------

   56,019      (11,957)       (21,422)      (358,018)       (666,517)         88,183        (327,215)      (371,410)
---------     --------       --------      ---------      ----------       ---------      ---------      ----------
       --           18             --             --              --              --              --             --
   52,069       (1,496)       (21,444)      (357,999)       (666,504)         88,832        (327,212)      (371,458)
   90,795       92,291        300,044        658,043       2,586,615       2,497,783       1,044,029      1,415,487
---------     --------      ---------     ----------      ----------      ----------      ----------     ----------
$ 142,864     $ 90,795      $ 278,600     $  300,044      $1,920,111      $2,586,615      $  716,817     $1,044,029
=========     ========      =========     ==========      ==========      ==========      ==========     ==========
$      18     $     19      $      --     $       --      $       --(1)   $       --      $        2     $       --

                       See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              DISTRIBUTIONS
                                                                                                                FROM NON-
                         NET                   NET      NON-RECURRING              DIVIDENDS                    RECURRING
                        ASSET      NET      REALIZED       PAYMENT        TOTAL       FROM    DISTRIBUTIONS      PAYMENT
                        VALUE,  INVESTMENT     AND           FROM          FROM       NET        FROM NET         FROM
                      BEGINNING   INCOME   UNREALIZED       FORMER      INVESTMENT INVESTMENT    REALIZED        FORMER
                      OF PERIOD (LOSS)(7)  GAIN/(LOSS) ADMINISTRATOR(8) OPERATIONS   INCOME        GAINS    ADMINISTRATOR(8)
                      --------- ---------- ----------- ---------------- ---------- ---------- ------------- ----------------
BALANCED ALLOCATION
FUND
CLASS I
1/1/10 to 12/31/10      $12.10    0.23        1.48             --          1.71      (0.23)         --              --
1/1/09 to 12/31/09       10.46    0.24        1.64             --          1.88      (0.24)         --              --
1/1/08 to 12/31/08       14.30    0.29       (3.84)            --         (3.55)     (0.29)         --              --
1/1/07 to 12/31/07       15.00    0.34        0.63             --          0.97      (0.35)      (1.32)             --
1/1/06 to 12/31/06       14.72    0.33        0.99           0.02          1.34      (0.33)      (0.71)          (0.02)
CLASS A
1/1/10 to 12/31/10      $12.07    0.19        1.47             --          1.66      (0.20)         --              --
1/1/09 to 12/31/09       10.42    0.21        1.66             --          1.87      (0.22)         --              --
1/1/08 to 12/31/08       14.26    0.26       (3.84)            --         (3.58)     (0.26)         --              --
1/1/07 to 12/31/07       14.96    0.30        0.63             --          0.93      (0.31)      (1.32)             --
1/1/06 to 12/31/06(5)    14.69    0.29        0.99           0.02          1.30      (0.30)      (0.71)          (0.02)
CLASS C
1/1/10 to 12/31/10      $12.07    0.10        1.47             --          1.57      (0.11)         --              --
1/1/09 to 12/31/09       10.42    0.13        1.66             --          1.79      (0.14)         --              --
1/1/08 to 12/31/08       14.26    0.16       (3.84)            --         (3.68)     (0.16)         --              --
1/1/07 to 12/31/07       14.96    0.18        0.63             --          0.81      (0.19)      (1.32)             --
6/26/06 (inception)
   to 12/31/06           14.24    0.08        1.25             --          1.33      (0.09)      (0.52)             --
CORE EQUITY FUND
CLASS I
1/1/10 to 12/31/10      $16.33    0.07        1.68             --          1.75      (0.08)         --              --
1/1/09 to 12/31/09       13.64    0.08        2.69             --          2.77      (0.08)         --              --
1/1/08 to 12/31/08       20.84    0.13       (7.01)            --         (6.88)     (0.12)      (0.20)             --
1/1/07 to 12/31/07       21.85    0.21        1.32             --          1.53      (0.22)      (2.32)             --
1/1/06 to 12/31/06       21.19    0.16        2.71           0.06          2.93      (0.16)      (2.05)          (0.06)
CLASS A
1/1/10 to 12/31/10      $16.07    0.03        1.66             --          1.69      (0.04)         --              --
1/1/09 to 12/31/09       13.42    0.05        2.65             --          2.70      (0.05)         --              --
1/1/08 to 12/31/08       20.51    0.08       (6.89)            --         (6.81)     (0.08)      (0.20)             --
1/1/07 to 12/31/07       21.53    0.15        1.31             --          1.46      (0.16)      (2.32)             --
1/1/06 to 12/31/06(5)    20.91    0.11        2.66           0.05          2.82      (0.10)      (2.05)          (0.05)
CLASS C
1/1/10 to 12/31/10      $15.91   (0.09)       1.63             --          1.54         --          --              --
1/1/09 to 12/31/09       13.36   (0.06)       2.61             --          2.55         --          --              --
1/1/08 to 12/31/08       20.44   (0.04)      (6.84)            --         (6.88)        --       (0.20)             --
1/1/07 to 12/31/07       21.49   (0.02)       1.31             --          1.29      (0.02)      (2.32)             --
6/26/06 (inception)
   to 12/31/06           20.46   (0.02)       2.63             --          2.61      (0.02)      (1.56)             --

                                                                    TOTAL
                                                                    RETURN               RATIO OF
                                                                  EXCLUDING                 NET     RATIO OF    RATIO OF
                                                NET             NON-RECURRING     NET    OPERATING    GROSS        NET
                                    REDEMPTION ASSET             PAYMENT FROM   ASSETS,  EXPENSES   OPERATING  INVESTMENT
                                    FEES ADDED VALUE,               FORMER      END OF      TO      EXPENSES    INCOME TO PORTFOLIO
                          TOTAL     TO PAID-IN END OF   TOTAL   ADMINISTRATOR PERIOD (IN   AVERAGE  TO AVERAGE   AVERAGE   TURNOVER
                      DISTRIBUTIONS CAPITAL(4) PERIOD RETURN(3)      (3)(8)   THOUSANDS) NET ASSETS NET ASSETS NET ASSETS   RATE
                      ------------- ---------- ------ --------- ------------- ---------- ---------- ---------- ---------- ---------
BALANCED ALLOCATION
FUND
CLASS I
1/1/10 to 12/31/10        (0.23)       --      $13.58  14.28%          --      $ 59,643    0.84%      0.89%      1.80%       73%
1/1/09 to 12/31/09        (0.24)       --       12.10  18.28           --        52,601    0.82       0.87       2.20        58
1/1/08 to 12/31/08        (0.29)       --       10.46 (25.10)          --        46,545    0.83       0.88       2.28        55
1/1/07 to 12/31/07        (1.67)       --       14.30   6.48           --        71,603    0.77       0.82       2.18        71
1/1/06 to 12/31/06        (1.06)       --(9)    15.00   9.26         9.14        74,724    0.76       0.82       2.20        66
CLASS A
1/1/10 to 12/31/10        (0.20)       --      $13.53 13.88%           --      $  9,064    1.09%      1.09%      1.55%       73%
1/1/09 to 12/31/09        (0.22)       --       12.07  18.16           --         7,864    1.07       1.07       1.95        58
1/1/08 to 12/31/08        (0.26)       --       10.42 (25.35)          --         7,050    1.08       1.08       2.02        55
1/1/07 to 12/31/07        (1.63)       --       14.26   6.16           --        11,646    1.02       1.02       1.93        71
1/1/06 to 12/31/06(5)     (1.03)       --       14.96   9.03         8.92        12,613    1.01       1.02       1.93        66
CLASS C
1/1/10 to 12/31/10        (0.11)       --      $13.53  13.04%          --      $    706    1.84%      1.84%      0.79%       73%
1/1/09 to 12/31/09        (0.14)       --       12.07  17.31           --           454    1.82       1.82       1.22        58
1/1/08 to 12/31/08        (0.16)       --       10.42 (25.93)          --           498    1.83       1.83       1.33        55
1/1/07 to 12/31/07        (1.51)       --       14.26   5.45           --           321    1.78       1.78       1.19        71
6/26/06 (inception)
   to 12/31/06            (0.61)       --       14.96   9.31(2)        --           255    1.77(1)    1.77(1)    1.04(1)     66(2)
CORE EQUITY FUND
CLASS I
1/1/10 to 12/31/10        (0.08)       --      $18.00  10.76%          --      $ 73,321    1.02%      1.07%      0.44%      122%
1/1/09 to 12/31/09        (0.08)       --       16.33  20.41           --        81,239    0.97       1.02       0.58        83
1/1/08 to 12/31/08        (0.32)       --       13.64 (33.36)          --        76,658    0.95       1.00       0.73        68
1/1/07 to 12/31/07        (2.54)       --       20.84   7.06           --       124,328    0.91       0.96       0.91        58
1/1/06 to 12/31/06        (2.27)       --(9)    21.85  13.98        13.07       146,245    0.90       0.95       0.74        74
CLASS A
1/1/10 to 12/31/10        (0.04)       --      $17.72  10.48%          --      $ 10,277    1.27%      1.27%      0.20%      122%
1/1/09 to 12/31/09        (0.05)       --       16.07  20.16           --         9,121    1.22       1.22       0.32        83
1/1/08 to 12/31/08        (0.28)       --       13.42 (33.54)          --         5,943    1.20       1.20       0.47        68
1/1/07 to 12/31/07        (2.48)       --       20.51   6.81           --        10,265    1.16       1.16       0.66        58
1/1/06 to 12/31/06(5)     (2.20)       --       21.53  13.73        13.46        11,795    1.16       1.16       0.50        74
CLASS C
1/1/10 to 12/31/10           --        --      $17.45   9.68%          --      $    431    2.02%      2.02%     (0.57)%     122%
1/1/09 to 12/31/09           --        --       15.91  19.27           --           486    1.97       1.97      (0.41)       83
1/1/08 to 12/31/08        (0.20)       --       13.36 (34.04)          --           617    1.95       1.95      (0.23)       68
1/1/07 to 12/31/07        (2.34)       --       20.44   6.00           --           251    1.92       1.92      (0.10)       58
6/26/06 (inception)
   to 12/31/06            (1.58)       --       21.49  12.84(2)        --           171    1.89(1)    1.89(1)   (0.19)(1)    74(2)

         The footnote legend is at the end of the financial highlights.
                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              DISTRIBUTIONS
                                                                                                                FROM NON-
                         NET                   NET      NON-RECURRING              DIVIDENDS                    RECURRING
                        ASSET      NET      REALIZED       PAYMENT        TOTAL         FROM  DISTRIBUTIONS      PAYMENT
                        VALUE,  INVESTMENT     AND           FROM          FROM       NET        FROM NET         FROM
                      BEGINNING   INCOME   UNREALIZED       FORMER      INVESTMENT INVESTMENT    REALIZED        FORMER
                      OF PERIOD (LOSS)(7)  GAIN/(LOSS) ADMINISTRATOR(8) OPERATIONS   INCOME        GAINS    ADMINISTRATOR(8)
                      --------- ---------- ----------- ---------------- ---------- ---------- ------------- ----------------
EMERGING MARKETS
OPPORTUNITIES FUND
CLASS I
1/1/10 to 12/31/10      $ 7.17    0.10        1.91             --          2.01      (0.08)         --(9)           --
1/1/09 to 12/31/09        4.90    0.10        2.26             --          2.36      (0.09)         --              --
1/1/08 to 12/31/08       10.08    0.06       (4.43)            --         (4.37)     (0.11)      (0.70)             --
1/1/07 to 12/31/07       12.34    0.15        3.62             --          3.77      (0.09)      (5.94)             --
1/1/06 to 12/31/06       12.43    0.20        3.32           0.01          3.53      (0.22)      (3.39)          (0.01)
CLASS A
1/1/10 to 12/31/10      $ 6.96    0.07        1.86             --          1.93      (0.06)         --(9)           --
1/1/09 to 12/31/09        4.76    0.08        2.20             --          2.28      (0.08)         --              --
1/1/08 to 12/31/08        9.80    0.05       (4.30)            --         (4.25)     (0.09)      (0.70)             --
1/1/07 to 12/31/07       12.14    0.09        3.57             --          3.66      (0.06)      (5.94)             --
1/1/06 to 12/31/06(5)    12.27    0.08        3.36           0.01          3.45      (0.18)      (3.39)          (0.01)
CLASS C
1/1/10 to 12/31/10      $ 6.90      --        1.85             --          1.85      (0.03)         --(9)           --
1/1/09 to 12/31/09        4.72    0.02        2.19             --          2.21      (0.03)         --              --
1/1/08 to 12/31/08        9.69      --(9)    (4.23)            --         (4.23)     (0.04)      (0.70)             --
1/1/07 to 12/31/07       12.14      --(9)     3.55             --          3.55      (0.06)      (5.94)             --
6/26/06 (inception)
   to 12/31/06           11.71   (0.03)       3.35             --          3.32      (0.07)      (2.82)             --
VALUE EQUITY FUND
CLASS I
1/1/10 to 12/31/10      $ 9.73    0.09        1.24             --          1.33      (0.10)         --              --
1/1/09 to 12/31/09        8.49    0.11        1.25             --          1.36      (0.12)         --              --
1/1/08 to 12/31/08       13.94    0.16       (5.05)            --         (4.89)     (0.15)      (0.41)             --
1/1/07 to 12/31/07       14.66    0.18        1.27             --          1.45      (0.18)      (1.99)             --
1/1/06 to 12/31/06       13.88    0.14        2.04           0.04          2.22      (0.14)      (1.26)          (0.04)
CLASS A
1/1/10 to 12/31/10      $ 9.82    0.06        1.25             --          1.31      (0.07)         --              --
1/1/09 to 12/31/09        8.57    0.09        1.26             --          1.35      (0.10)         --              --
1/1/08 to 12/31/08       14.06    0.13       (5.09)            --         (4.96)     (0.12)      (0.41)             --
1/1/07 to 12/31/07       14.77    0.14        1.28             --          1.42      (0.14)      (1.99)             --
1/1/06 to 12/31/06(5)    13.97    0.13        2.04           0.03          2.20      (0.11)      (1.26)          (0.03)
CLASS C
1/1/10 to 12/31/10      $ 9.79   (0.01)       1.25             --          1.24      (0.01)         --              --
1/1/09 to 12/31/09        8.56    0.03        1.24             --          1.27      (0.04)         --              --
1/1/08 to 12/31/08       14.04    0.04       (5.08)            --         (5.04)     (0.03)      (0.41)             --
1/1/07 to 12/31/07       14.76    0.02        1.27             --          1.29      (0.02)      (1.99)             --
6/26/06 (inception)
   to 12/31/06           14.20    0.01        1.61             --          1.62      (0.02)      (1.04)             --

                                                                    TOTAL
                                                                    RETURN               RATIO OF
                                                                  EXCLUDING                 NET     RATIO OF    RATIO OF
                                                NET             NON-RECURRING     NET    OPERATING    GROSS        NET
                                    REDEMPTION ASSET             PAYMENT FROM   ASSETS,  EXPENSES   OPERATING  INVESTMENT
                                    FEES ADDED VALUE,               FORMER      END OF      TO      EXPENSES    INCOME TO PORTFOLIO
                          TOTAL     TO PAID-IN END OF   TOTAL   ADMINISTRATOR PERIOD (IN   AVERAGE  TO AVERAGE    AVERAGE  TURNOVER
                      DISTRIBUTIONS CAPITAL(4) PERIOD RETURN(3)      (3)(8)   THOUSANDS) NET ASSETS NET ASSETS NET ASSETS   RATE
                      ------------- ---------- ------ --------- ------------- ---------- ---------- ---------- ---------- ---------
EMERGING MARKETS
OPPORTUNITIES FUND
CLASS I
1/1/10 to 12/31/10       (0.08)        --      $ 9.10  28.15%          --      $801,366    1.41%      1.46%       1.25%      33%
1/1/09 to 12/31/09       (0.09)        --        7.17  48.52           --       232,325    1.47       1.52        1.64       50
1/1/08 to 12/31/08       (0.81)        --        4.90 (45.90)          --        63,699    1.54       1.59        0.77      126
1/1/07 to 12/31/07       (6.03)        --       10.08  37.39           --       199,197    1.34       1.39        1.22       92
1/1/06 to 12/31/06       (3.62)        --(9)    12.34  29.60        28.54       242,422    1.32       1.50        1.51       83
CLASS A
1/1/10 to 12/31/10       (0.06)        --      $ 8.83  27.82%          --      $224,015    1.66%      1.66%       0.87%      33%
1/1/09 to 12/31/09       (0.08)        --        6.96  48.12           --        42,658    1.72       1.72        1.34       50
1/1/08 to 12/31/08       (0.79)        --        4.76 (46.04)          --        11,281    1.79       1.79        0.65      126
1/1/07 to 12/31/07       (6.00)        --        9.80  37.16           --        11,616    1.60       1.60        0.77       92
1/1/06 to 12/31/06(5)    (3.58)        --(9)    12.14  29.21        29.15         7,456    1.59       1.63        0.60       83
CLASS C
1/1/10 to 12/31/10       (0.03)        --      $ 8.72  26.88%          --      $ 36,971    2.41%      2.41%       0.03%      33%
1/1/09 to 12/31/09       (0.03)        --        6.90  47.29           --         4,206    2.49       2.49        0.30       50
1/1/08 to 12/31/08       (0.74)        --        4.72 (46.50)          --           307    2.54       2.54       (0.05)     126
1/1/07 to 12/31/07       (6.00)        --        9.69  35.89           --           373    2.35       2.35        0.01       92
6/26/06 (inception)
   to 12/31/06           (2.89)        --       12.14  29.04(2)        --           186    2.30(1)    2.30(1)    (0.49)(1)   83(2)
VALUE EQUITY FUND
CLASS I
1/1/10 to 12/31/10       (0.10)        --      $10.96  13.71%          --      $130,651    0.97%      1.02%       0.88%      74%
1/1/09 to 12/31/09       (0.12)        --        9.73  16.24           --       150,822    0.92       0.97        1.33       64
1/1/08 to 12/31/08       (0.56)        --        8.49 (36.26)          --       150,922    0.90       0.95        1.37       56
1/1/07 to 12/31/07       (2.17)        --       13.94  10.10           --       272,426    0.87       0.92        1.13       55
1/1/06 to 12/31/06       (1.44)        --(9)    14.66  16.12        15.85       278,841    0.87       0.93        0.96       59
CLASS A
1/1/10 to 12/31/10       (0.07)        --      $11.06  13.41%          --      $  9,739    1.22%      1.22%       0.62%      74%
1/1/09 to 12/31/09       (0.10)        --        9.82  15.92           --        13,106    1.17       1.17        1.10       64
1/1/08 to 12/31/08       (0.53)        --        8.57 (36.39)          --        15,946    1.15       1.15        1.14       56
1/1/07 to 12/31/07       (2.13)        --       14.06   9.82           --        22,330    1.12       1.12        0.88       55
1/1/06 to 12/31/06(5)    (1.40)        --       14.77  15.85        15.62        25,800    1.14       1.14        0.84       59
CLASS C
1/1/10 to 12/31/10       (0.01)        --      $11.02  12.68%          --      $    254    1.97%      1.97%      (0.13)%     74%
1/1/09 to 12/31/09       (0.04)        --        9.79  14.96           --           216    1.92       1.92        0.39       64
1/1/08 to 12/31/08       (0.44)        --        8.56 (36.87)          --           406    1.90       1.90        0.36       56
1/1/07 to 12/31/07       (2.01)        --       14.04   8.92           --           691    1.87       1.87        0.12       55
6/26/06 (inception)
   to 12/31/06           (1.06)        --       14.76  11.35(2)        --           175    1.89(1)    1.89(1)     0.15(1)    59(2)

         The footnote legend is at the end of the financial highlights.
                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              DISTRIBUTIONS
                                                                                                                FROM NON-
                         NET                   NET      NON-RECURRING              DIVIDENDS                    RECURRING
                        ASSET      NET      REALIZED       PAYMENT        TOTAL         FROM  DISTRIBUTIONS      PAYMENT
                        VALUE,  INVESTMENT     AND           FROM          FROM       NET        FROM NET         FROM
                      BEGINNING   INCOME   UNREALIZED       FORMER      INVESTMENT INVESTMENT    REALIZED        FORMER
                      OF PERIOD (LOSS)(7)  GAIN/(LOSS) ADMINISTRATOR(8) OPERATIONS   INCOME        GAINS    ADMINISTRATOR(8)
                      --------- ---------- ----------- ---------------- ---------- ---------- ------------- ----------------
HIGH YIELD INCOME
FUND
CLASS I
1/1/10 to 12/31/10      $10.19    0.76        0.53             --          1.29      (0.74)         --              --
1/1/09 to 12/31/09        8.45    0.84        1.74             --          2.58      (0.84)         --              --
1/1/08 to 12/31/08       11.87    0.88       (3.42)            --         (2.54)     (0.88)         --              --
1/1/07 to 12/31/07       12.45    0.89       (0.58)            --          0.31      (0.89)         --              --
1/1/06 to 12/31/06       12.44    0.85        0.02           0.01          0.88      (0.86)         --           (0.01)
CLASS A
1/1/10 to 12/31/10      $10.20    0.73        0.53             --          1.26      (0.71)         --              --
1/1/09 to 12/31/09        8.45    0.81        1.75             --          2.56      (0.81)         --              --
1/1/08 to 12/31/08       11.87    0.85       (3.42)            --         (2.57)     (0.85)         --              --
1/1/07 to 12/31/07       12.45    0.86       (0.58)            --          0.28      (0.86)         --              --
1/1/06 to 12/31/06(5)    12.44    0.88      (0.04)           0.01          0.85      (0.83)         --           (0.01)
CLASS C
1/1/10 to 12/31/10      $10.19    0.65        0.53             --          1.18      (0.63)         --              --
1/1/09 to 12/31/09        8.45    0.74        1.74             --          2.48      (0.74)         --              --
1/1/08 to 12/31/08       11.87    0.78       (3.42)            --         (2.64)     (0.78)         --              --
1/1/07 to 12/31/07       12.45    0.77       (0.58)            --          0.19      (0.77)         --              --
6/26/06 (inception)
   to 12/31/06           11.98    0.38        0.47             --          0.85      (0.38)         --              --
INTERMEDIATE
GOVERNMENT BOND
FUND
CLASS I
1/1/10 to 12/31/10      $17.25    0.45        0.31             --          0.76      (0.45)      (0.18)            --
1/1/09 to 12/31/09       17.63    0.46       (0.29)            --          0.17      (0.46)      (0.09)            --
1/1/08 to 12/31/08       16.75    0.62        0.92             --          1.54      (0.62)      (0.04)            --
1/1/07 to 12/31/07       16.37    0.73        0.38             --          1.11      (0.73)         --              --
1/1/06 to 12/31/06       16.50    0.73       (0.13)          0.10          0.70      (0.73)         --           (0.10)
CLASS A
1/1/10 to 12/31/10      $17.25    0.41        0.31             --          0.72      (0.41)      (0.18)            --
1/1/09 to 12/31/09       17.63    0.42       (0.29)            --          0.13      (0.42)      (0.09)            --
1/1/08 to 12/31/08       16.75    0.57        0.94             --          1.51      (0.59)      (0.04)            --
1/1/07 to 12/31/07       16.36    0.69        0.39             --          1.08      (0.69)         --              --
1/1/06 to 12/31/06(5)    16.50    0.69       (0.14)          0.10          0.65      (0.69)         --           (0.10)

                                                                    TOTAL
                                                                    RETURN               RATIO OF
                                                                  EXCLUDING                 NET     RATIO OF    RATIO OF
                                                NET             NON-RECURRING     NET    OPERATING    GROSS        NET
                                    REDEMPTION ASSET             PAYMENT FROM   ASSETS,  EXPENSES   OPERATING  INVESTMENT
                                    FEES ADDED VALUE,               FORMER      END OF      TO      EXPENSES    INCOME TO PORTFOLIO
                          TOTAL     TO PAID-IN END OF   TOTAL   ADMINISTRATOR PERIOD (IN   AVERAGE  TO AVERAGE    AVERAGE  TURNOVER
                      DISTRIBUTIONS CAPITAL(4) PERIOD RETURN(3)      (3)(8)   THOUSANDS) NET ASSETS NET ASSETS NET ASSETS   RATE
                      ------------- ---------- ------ --------- ------------- ---------- ---------- ---------- ---------- ---------
HIGH YIELD INCOME
FUND
CLASS I
1/1/10 to 12/31/10       (0.74)        --      $10.74  13.24%          --       $48,212    0.91%      0.96%      7.30%       62%
1/1/09 to 12/31/09       (0.84)        --       10.19  31.67           --        43,061    0.79       0.84       8.91       117
1/1/08 to 12/31/08       (0.88)        --        8.45 (22.44)          --        31,932    0.83       0.88       8.33       121
1/1/07 to 12/31/07       (0.89)        --       11.87   2.52           --        47,958    0.74       0.79       7.22       117
1/1/06 to 12/31/06       (0.87)        --(9)    12.45   7.31         7.20        68,692    0.64       0.76       6.90       147
CLASS A
1/1/10 to 12/31/10       (0.71)        --      $10.75  12.84%          --       $ 2,303    1.16%      1.16%      6.92%       62%
1/1/09 to 12/31/09       (0.81)        --       10.20  31.60           --           840    1.06       1.06       8.90       117
1/1/08 to 12/31/08       (0.85)        --        8.45 (22.63)          --         3,550    1.08       1.08       8.09       121
1/1/07 to 12/31/07       (0.86)        --       11.87   2.34           --         5,390    0.99       0.99       7.01       117
1/1/06 to 12/31/06(5)    (0.84)        --(9)    12.45   6.97         6.86         5,648    0.96       1.02       7.16       147
CLASS C
1/1/10 to 12/31/10       (0.63)        --      $10.74  12.01%          --       $   661    1.91%      1.91%      6.27%       62%
1/1/09 to 12/31/09       (0.74)        --       10.19  30.49           --           382    1.79       1.79       7.75       117
1/1/08 to 12/31/08       (0.78)        --        8.45 (23.21)          --           117    1.84       1.84       7.37       121
1/1/07 to 12/31/07       (0.77)        --       11.87   1.50           --           140    1.74       1.74       6.26       117
6/26/06 (inception)
   to 12/31/06           (0.38)        --       12.45   7.17(2)        --           139    1.71(1)    1.71(1)    5.94(1)    147(2)
INTERMEDIATE
GOVERNMENT BOND
FUND
CLASS I
1/1/10 to 12/31/10       (0.63)        --      $17.38   4.39%          --       $22,918    0.65%      0.93%      2.56%       42%
1/1/09 to 12/31/09       (0.55)        --       17.25   0.99           --        23,976    0.65       0.85       2.62        41
1/1/08 to 12/31/08       (0.66)        --       17.63   9.47           --        30,722    0.51       0.92       3.67        43
1/1/07 to 12/31/07       (0.73)        --       16.75   6.98           --        18,429    0.50       0.94       4.46        35
1/1/06 to 12/31/06       (0.83)        --(9)    16.37   4.37         3.76        19,970    0.47       1.02       4.49        22
CLASS A
1/1/10 to 12/31/10       (0.59)        --      $17.38   4.13%          --       $ 9,557    0.90%      1.13%      2.32%       42%
1/1/09 to 12/31/09       (0.51)        --       17.25   0.74           --        13,213    0.90       1.05       2.38        41
1/1/08 to 12/31/08       (0.63)        --       17.63   9.20           --        14,289    0.76       1.12       3.36        43
1/1/07 to 12/31/07       (0.69)        --       16.75   6.72           --         4,261    0.75       1.13       4.22        35
1/1/06 to 12/31/06(5)    (0.79)        --(9)    16.36   4.11         3.50         6,118    0.74       1.21       4.24        22

         The footnote legend is at the end of the financial highlights.
                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              DISTRIBUTIONS
                                                                                                                FROM NON-
                         NET                   NET      NON-RECURRING              DIVIDENDS                    RECURRING
                        ASSET      NET      REALIZED       PAYMENT        TOTAL       FROM    DISTRIBUTIONS      PAYMENT
                        VALUE,  INVESTMENT     AND           FROM          FROM       NET        FROM NET         FROM
                      BEGINNING   INCOME   UNREALIZED       FORMER      INVESTMENT INVESTMENT    REALIZED        FORMER
                      OF PERIOD (LOSS)(7)  GAIN/(LOSS) ADMINISTRATOR(8) OPERATIONS   INCOME        GAINS    ADMINISTRATOR(8)
                      --------- ---------- ----------- ---------------- ---------- ---------- ------------- ----------------
INTERMEDIATE
TAX-EXEMPT BOND FUND
CLASS I
1/1/10 to 12/31/10      $10.84     0.41      (0.06)            --           0.35     (0.41)          --             --
1/1/09 to 12/31/09        9.58     0.42       1.26             --           1.68     (0.42)          --             --
1/1/08 to 12/31/08       10.78     0.43      (1.18)            --          (0.75)    (0.44)       (0.01)            --
1/1/07 to 12/31/07       10.93     0.44      (0.06)            --           0.38     (0.44)       (0.09)            --
1/1/06 to 12/31/06       11.16     0.47         --(9)        0.02           0.49     (0.49)       (0.21)         (0.02)
CLASS A
1/1/10 to 12/31/10      $10.84     0.38      (0.06)            --           0.32     (0.38)          --             --
1/1/09 to 12/31/09        9.58     0.40       1.26             --           1.66     (0.40)          --             --
1/1/08 to 12/31/08       10.78     0.41      (1.18)            --          (0.77)    (0.42)       (0.01)            --
1/1/07 to 12/31/07       10.93     0.41      (0.06)            --           0.35     (0.41)       (0.09)            --
1/1/06 to 12/31/06(5)    11.16     0.44       0.01           0.02           0.47     (0.46)       (0.22)         (0.02)
CLASS C
1/1/10 to 12/31/10      $10.84     0.30      (0.06)            --           0.24     (0.30)          --             --
1/1/09 to 12/31/09        9.58     0.32       1.26             --           1.58     (0.32)          --             --
1/1/08 to 12/31/08       10.78     0.33      (1.18)            --          (0.85)    (0.34)       (0.01)            --
1/1/07 to 12/31/07       10.94     0.33      (0.07)            --           0.26     (0.33)       (0.09)            --
6/26/06 (inception)
   to 12/31/06           10.91     0.18       0.25             --           0.43     (0.18)       (0.22)            --
SHORT/INTERMEDIATE
BOND FUND
CLASS I
1/1/10 to 12/31/10      $10.21     0.40       0.30             --           0.70     (0.40)          --              --
1/1/09 to 12/31/09        9.41     0.44       0.80             --           1.24     (0.44)          --              --
1/1/08 to 12/31/08       10.05     0.43      (0.64)            --          (0.21)    (0.43)          --              --
1/1/07 to 12/31/07       10.03     0.43       0.02             --           0.45     (0.43)          --              --
1/1/06 to 12/31/06       10.04     0.41       0.01           0.02           0.44     (0.43)          --           (0.02)
CLASS A
1/1/10 to 12/31/10      $10.20     0.37       0.31             --           0.68     (0.37)          --              --
1/1/09 to 12/31/09        9.41     0.41       0.79             --           1.20     (0.41)          --              --
1/1/08 to 12/31/08       10.05     0.41     (0.64)             --          (0.23)    (0.41)          --              --
1/1/07 to 12/31/07       10.03     0.41       0.02             --           0.43     (0.41)          --              --
1/1/06 to 12/31/06(5)    10.04     0.38       0.01           0.02           0.41     (0.40)          --           (0.02)
CLASS C
1/1/10 to 12/31/10      $10.21     0.29       0.30             --           0.59     (0.29)          --              --
1/1/09 to 12/31/09        9.41     0.34       0.80             --           1.14     (0.34)          --              --
1/1/08 to 12/31/08       10.05     0.33     (0.64)             --          (0.31)    (0.33)          --              --
1/1/07 to 12/31/07       10.03     0.34       0.01             --           0.35     (0.33)          --              --
6/26/06 (inception)
   to 12/31/06            9.80     0.16       0.23             --           0.39     (0.16)          --              --

                                                                    TOTAL
                                                                    RETURN               RATIO OF
                                                                  EXCLUDING                 NET     RATIO OF    RATIO OF
                                                NET             NON-RECURRING     NET    OPERATING    GROSS        NET
                                    REDEMPTION ASSET             PAYMENT FROM   ASSETS,  EXPENSES   OPERATING  INVESTMENT
                                    FEES ADDED VALUE,               FORMER      END OF      TO      EXPENSES    INCOME TO PORTFOLIO
                          TOTAL     TO PAID-IN END OF   TOTAL   ADMINISTRATOR PERIOD (IN   AVERAGE  TO AVERAGE    AVERAGE  TURNOVER
                      DISTRIBUTIONS CAPITAL(4) PERIOD RETURN(3)      (3)(8)   THOUSANDS) NET ASSETS NET ASSETS NET ASSETS   RATE
                      ------------- ---------- ------ --------- ------------- ---------- ---------- ---------- ---------- ---------
INTERMEDIATE
TAX-EXEMPT BOND FUND
CLASS I
1/1/10 to 12/31/10        (0.41)        --     $10.78   3.19%          --      $ 51,854    0.60%      0.84%      3.71%       50%
1/1/09 to 12/31/09        (0.42)        --      10.84  17.76           --        55,189    0.60       0.76       4.11       101
1/1/08 to 12/31/08        (0.45)        --       9.58  (7.04)          --        82,418    0.60       0.72       4.17        73
1/1/07 to 12/31/07        (0.53)        --      10.78   3.43           --       158,834    0.60       0.69       4.01        39
1/1/06 to 12/31/06        (0.72)        --(9)   10.93   4.45         4.26       203,378    0.51       0.68       4.24        76
CLASS A
1/1/10 to 12/31/10        (0.38)        --     $10.78   2.94%          --      $ 26,623    0.85%      1.04%      3.45%       50%
1/1/09 to 12/31/09        (0.40)        --      10.84  17.46           --        22,130    0.85       0.96       3.79       101
1/1/08 to 12/31/08        (0.43)        --       9.58  (7.28)          --        12,617    0.85       0.92       3.94        73
1/1/07 to 12/31/07        (0.50)        --      10.78   3.27           --        15,647    0.85       0.89       3.77        39
1/1/06 to 12/31/06(5)     (0.70)        --(9)   10.93   4.10         3.91        18,293    0.83       0.88       3.93        76
CLASS C
1/1/10 to 12/31/10        (0.30)        --     $10.78   2.17%          --      $ 10,090    1.60%      1.80%      2.67%       50%
1/1/09 to 12/31/09        (0.32)        --      10.84  16.69           --         4,202    1.60       1.70       2.89       101
1/1/08 to 12/31/08        (0.35)        --       9.58  (8.07)          --           555    1.60       1.67       3.21        73
1/1/07 to 12/31/07        (0.42)        --      10.78   2.39           --           428    1.60       1.63       3.00        39
6/26/06 (inception)
   to 12/31/06            (0.40)        --      10.94   3.92(2)        --           125    1.61(1)    1.63(1)    3.14(1)     76(2)
SHORT/INTERMEDIATE
BOND FUND
CLASS I
1/1/10 to 12/31/10        (0.40)         --    $10.51   6.93%          --      $ 60,777    0.70%      0.91%      3.81%       49%
1/1/09 to 12/31/09        (0.44)         --     10.21  13.39           --        80,733    0.70       0.83       4.46        21
1/1/08 to 12/31/08        (0.43)         --      9.41  (2.16)          --       116,639    0.70       0.80       4.36        46
1/1/07 to 12/31/07        (0.43)         --     10.05   4.59           --       214,669    0.70       0.77       4.30        35
1/1/06 to 12/31/06        (0.45)         --(9)  10.03   4.25         4.06       245,073    0.63       0.84       4.09        44
CLASS A
1/1/10 to 12/31/10        (0.37)         --    $10.51   6.77%          --      $ 10,273    0.95%      1.12%      3.52%       49%
1/1/09 to 12/31/09        (0.41)         --     10.20  13.00           --         8,176    0.95       1.03       4.08        21
1/1/08 to 12/31/08        (0.41)         --      9.41  (2.41)          --         3,996    0.95       1.00       4.13        46
1/1/07 to 12/31/07        (0.41)         --     10.05   4.33           --         4,526    0.95       0.97       4.05        35
1/1/06 to 12/31/06(5)     (0.42)         --(9)  10.03   3.99         3.80         5,956    0.91       1.04       3.83        44
CLASS C
1/1/10 to 12/31/10        (0.29)         --    $10.51   5.88%          --      $  8,138    1.70%      1.87%      2.76%       49%
1/1/09 to 12/31/09        (0.34)         --     10.21  12.26           --         5,121    1.70       1.78       3.29        21
1/1/08 to 12/31/08        (0.33)         --      9.41  (3.13)          --         1,350    1.70       1.76       3.44        46
1/1/07 to 12/31/07        (0.33)         --     10.05   3.56           --           321    1.70       1.72       3.34        35
6/26/06 (inception)
   to 12/31/06            (0.16)         --     10.03   3.96(2)        --           159    1.70(1)    1.73(1)    3.03(1)     44(2)

         The footnote legend is at the end of the financial highlights.
                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              DISTRIBUTIONS
                                                                                                                FROM NON-
                         NET                   NET      NON-RECURRING              DIVIDENDS                    RECURRING
                        ASSET      NET      REALIZED       PAYMENT        TOTAL         FROM  DISTRIBUTIONS      PAYMENT
                        VALUE,  INVESTMENT     AND           FROM          FROM       NET        FROM NET         FROM
                      BEGINNING   INCOME   UNREALIZED       FORMER      INVESTMENT INVESTMENT    REALIZED        FORMER
                      OF PERIOD (LOSS)(7)  GAIN/(LOSS) ADMINISTRATOR(8) OPERATIONS   INCOME        GAINS    ADMINISTRATOR(8)
                      --------- ---------- ----------- ---------------- ---------- ---------- ------------- ----------------
TAX-EXEMPT BOND FUND
CLASS I
1/1/10 to 12/31/10      $10.55    0.43       (0.17)            --         0.26      (0.43)          --              --
1/1/09 to 12/31/09        9.32    0.45        1.23             --         1.68      (0.45)          --              --
1/1/08 to 12/31/08       10.36    0.45       (1.03)            --        (0.58)     (0.45)       (0.01)             --
1/1/07 to 12/31/07       10.49    0.44       (0.09)            --         0.35      (0.44)       (0.04)             --
1/1/06 to 12/31/06       10.74    0.47        0.02           0.02         0.51      (0.49)       (0.25)          (0.02)
CLASS A
1/1/10 to 12/31/10      $10.55    0.40       (0.17)            --         0.23      (0.40)          --              --
1/1/09 to 12/31/09        9.32    0.43        1.23             --         1.66      (0.43)          --              --
1/1/08 to 12/31/08       10.36    0.42       (1.02)            --        (0.60)     (0.43)       (0.01)             --
1/1/07 to 12/31/07       10.50    0.41       (0.09)            --         0.32      (0.41)       (0.05)             --
1/1/06 to 12/31/06(5)    10.74    0.43        0.05           0.02         0.50      (0.47)       (0.25)          (0.02)
CLASS C
1/1/10 to 12/31/10      $10.56    0.32       (0.18)            --         0.14      (0.32)          --              --
1/1/09 to 12/31/09        9.33    0.35        1.23             --         1.58      (0.35)          --              --
1/1/08 to 12/31/08       10.36    0.35       (1.02)            --        (0.67)     (0.35)       (0.01)             --
1/1/07 to 12/31/07       10.50    0.34       (0.10)            --         0.24      (0.33)       (0.05)             --
6/26/06 (inception)
   to 12/31/06           10.49    0.18        0.26             --         0.44      (0.18)       (0.25)             --
INSIGHT GOVERNMENT
MONEY MARKET FUND
CLASS I
1/1/10 to 12/31/10      $ 1.00      --(9)       --(9)          --           --(9)      --(9)        --(9)           --
1/1/09 to 12/31/09        1.00      --(9)       --(9)          --           --(9)      --(9)        --(9)           --
1/1/08 to 12/31/08        1.00    0.02          --(9)          --         0.02      (0.02)          --              --
1/1/07 to 12/31/07        1.00    0.05          --(9)          --         0.05      (0.05)          --(9)           --
1/1/06 to 12/31/06        1.00    0.05          --             --         0.05      (0.05)          --              --
CLASS A
1/1/10 to 12/31/10      $ 1.00      --(9)       --(9)          --           --(9)      --(9)        --(9)           --
1/1/09 to 12/31/09        1.00      --(9)       --(9)          --           --(9)      --(9)        --(9)           --
1/1/08 to 12/31/08        1.00    0.02          --(9)          --         0.02      (0.02)          --              --
1/1/07 to 12/31/07        1.00    0.05          --             --         0.05      (0.05)          --(9)           --
1/1/06 to 12/31/06(5)     1.00    0.05          --             --(9)      0.05      (0.05)          --              --(9)

                                                                    TOTAL
                                                                    RETURN               RATIO OF
                                                                  EXCLUDING                 NET     RATIO OF    RATIO OF
                                                NET             NON-RECURRING     NET    OPERATING    GROSS        NET
                                    REDEMPTION ASSET             PAYMENT FROM   ASSETS,  EXPENSES   OPERATING  INVESTMENT
                                    FEES ADDED VALUE,               FORMER      END OF      TO      EXPENSES    INCOME TO PORTFOLIO
                          TOTAL     TO PAID-IN END OF   TOTAL   ADMINISTRATOR PERIOD (IN   AVERAGE  TO AVERAGE    AVERAGE  TURNOVER
                      DISTRIBUTIONS CAPITAL(4) PERIOD RETURN(3)      (3)(8)   THOUSANDS) NET ASSETS NET ASSETS NET ASSETS   RATE
                      ------------- ---------- ------ --------- ------------- ---------- ---------- ---------- ---------- ---------
TAX-EXEMPT BOND FUND
CLASS I
1/1/10 to 12/31/10       (0.43)        --      $10.38   2.39%         --       $ 47,202    0.60%      0.82%      3.99%       36%
1/1/09 to 12/31/09       (0.45)        --       10.55  18.26          --         25,394    0.60       0.78       4.46        91
1/1/08 to 12/31/08       (0.46)        --        9.32  (5.62)         --         41,662    0.60       0.75       4.49       111
1/1/07 to 12/31/07       (0.48)        --       10.36   3.45          --         69,482    0.60       0.72       4.21        71
1/1/06 to 12/31/06       (0.76)        --(9)    10.49   4.67        4.44         78,796    0.54       0.76       4.38        83
CLASS A
1/1/10 to 12/31/10       (0.40)        --      $10.38  2.23%          --       $ 77,853    0.85%      1.01%      3.74%       36%
1/1/09 to 12/31/09       (0.43)        --       10.55  17.96          --         59,226    0.85       0.98       4.19        91
1/1/08 to 12/31/08       (0.44)        --        9.32  (5.85)         --         49,160    0.85       0.95       4.25       111
1/1/07 to 12/31/07       (0.46)        --       10.36   3.09          --         60,147    0.85       0.93       3.96        71
1/1/06 to 12/31/06(5)    (0.74)        --(9)    10.50   4.51        4.28         77,135    0.85       0.95       3.97        83
CLASS C
1/1/10 to 12/31/10       (0.32)        --      $10.38  1.37%          --       $ 17,809    1.60%      1.77%      2.96%       36%
1/1/09 to 12/31/09       (0.35)        --       10.56  17.18          --          6,175    1.60       1.72       3.33        91
1/1/08 to 12/31/08       (0.36)        --        9.33  (6.57)         --          1,469    1.60       1.70       3.56       111
1/1/07 to 12/31/07       (0.38)        --       10.36   2.33          --            749    1.60       1.68       3.26        71
6/26/06 (inception)
   to 12/31/06           (0.43)        --       10.50   4.16(2)       --            188    1.61(1)    1.68(1)    3.20(1)     83(2)
INSIGHT GOVERNMENT
MONEY MARKET FUND
CLASS I
1/1/10 to 12/31/10          --(9)      --      $ 1.00   0.06%         --       $122,384    0.23%      0.28%      0.05%      N/A
1/1/09 to 12/31/09          --(9)      --        1.00   0.30          --        131,990    0.24       0.29       0.31       N/A
1/1/08 to 12/31/08       (0.02)        --        1.00   2.25          --        428,314    0.21       0.26       2.12       N/A
1/1/07 to 12/31/07       (0.05)        --        1.00   5.07          --        279,393    0.19       0.24       4.94       N/A
1/1/06 to 12/31/06       (0.05)        --        1.00   4.92          --        312,535    0.24       0.29       4.91       N/A
CLASS A
1/1/10 to 12/31/10          --(9)      --      $ 1.00   0.02%         --       $156,216    0.26%      0.58%      0.01%      N/A
1/1/09 to 12/31/09          --(9)      --        1.00   0.09          --        168,054    0.46       0.59       0.09       N/A
1/1/08 to 12/31/08       (0.02)        --        1.00   1.89          --        229,729    0.56       0.56       1.84       N/A
1/1/07 to 12/31/07       (0.05)        --        1.00   4.71          --        207,943    0.54       0.54       4.59       N/A
1/1/06 to 12/31/06(5)    (0.05)        --        1.00   4.76        4.56        238,247    0.57       0.60       4.46       N/A

         The footnote legend is at the end of the financial highlights.
                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                        FINANCIAL HIGHLIGHTS (Continued)
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                              DISTRIBUTIONS
                                                                                                                FROM NON-
                         NET                   NET      NON-RECURRING              DIVIDENDS                    RECURRING
                        ASSET      NET      REALIZED       PAYMENT        TOTAL         FROM  DISTRIBUTIONS      PAYMENT
                        VALUE,  INVESTMENT     AND           FROM          FROM       NET        FROM NET         FROM
                      BEGINNING   INCOME   UNREALIZED       FORMER      INVESTMENT INVESTMENT    REALIZED        FORMER
                      OF PERIOD (LOSS)(7)  GAIN/(LOSS) ADMINISTRATOR(8) OPERATIONS   INCOME        GAINS    ADMINISTRATOR(8)
                      --------- ---------- ----------- ---------------- ---------- ---------- ------------- ----------------
INSIGHT MONEY
MARKET FUND
CLASS I
1/1/10 to 12/31/10      $1.00       --(9)    --(9)            --            --(9)      --(9)       --              --
1/1/09 to 12/31/09       1.00     0.01       --(9)            --          0.01      (0.01)         --(9)           --
1/1/08 to 12/31/08       1.00     0.03       --(6)(9)         --          0.03      (0.03)         --              --
1/1/07 to 12/31/07       1.00     0.05       --               --          0.05      (0.05)         --              --
1/1/06 to 12/31/06       1.00     0.05       --               --          0.05      (0.05)         --              --
CLASS A
1/1/10 to 12/31/10      $1.00       --(9)    --(9)            --            --(9)      --(9)       --              --
1/1/09 to 12/31/09       1.00       --(9)    --(9)            --            --(9)      --(9)       --(9)           --
1/1/08 to 12/31/08       1.00     0.02       --(6)(9)         --          0.02      (0.02)         --              --
1/1/07 to 12/31/07       1.00     0.05       --               --          0.05      (0.05)         --              --
1/1/06 to 12/31/06(5)    1.00     0.05       --               --(9)       0.05      (0.05)         --              --(9)
INSIGHT TAX-EXEMPT
MONEY MARKET FUND
CLASS I
1/1/10 to 12/31/10      $1.00       --(9)    --(9)            --            --(9)      --(9)       --              --
1/1/09 to 12/31/09       1.00       --(9)    --(9)            --            --(9)      --(9)       --(9)           --
1/1/08 to 12/31/08       1.00     0.02       --(9)            --          0.02      (0.02)         --(9)           --
1/1/07 to 12/31/07       1.00     0.04       --               --          0.04      (0.04)         --              --
1/1/06 to 12/31/06       1.00     0.03       --               --(9)       0.03      (0.03)         --              --(9)
CLASS A
1/1/10 to 12/31/10      $1.00       --(9)    --(9)            --            --(9)      --(9)       --              --
1/1/09 to 12/31/09       1.00       --(9)    --(9)            --            --(9)      --(9)       --(9)           --
1/1/08 to 12/31/08       1.00     0.02       --(9)            --          0.02      (0.02)         --(9)           --
1/1/07 to 12/31/07       1.00     0.03       --               --          0.03      (0.03)         --              --
1/1/06 to 12/31/06(5)    1.00     0.03       --               --(9)       0.03      (0.03)         --              --(9)

                                                                    TOTAL
                                                                    RETURN               RATIO OF
                                                                  EXCLUDING                 NET     RATIO OF    RATIO OF
                                                NET             NON-RECURRING     NET    OPERATING    GROSS        NET
                                    REDEMPTION ASSET             PAYMENT FROM   ASSETS,  EXPENSES   OPERATING  INVESTMENT
                                    FEES ADDED VALUE,               FORMER      END OF      TO      EXPENSES    INCOME TO PORTFOLIO
                          TOTAL     TO PAID-IN END OF   TOTAL   ADMINISTRATOR PERIOD (IN   AVERAGE  TO AVERAGE    AVERAGE  TURNOVER
                      DISTRIBUTIONS CAPITAL(4) PERIOD RETURN(3)      (3)(8)   THOUSANDS) NET ASSETS NET ASSETS NET ASSETS   RATE
                      ------------- ---------- ------ --------- ------------- ---------- ---------- ---------- ---------- ---------
INSIGHT MONEY
MARKET FUND
CLASS I
1/1/10 to 12/31/10          --(9)       --      $1.00 0.15%(10)       --      $1,536,180    0.19%      0.24%      0.14%     N/A
1/1/09 to 12/31/09       (0.01)         --       1.00 0.62(10)        --       2,054,581    0.23       0.28       0.52      N/A
1/1/08 to 12/31/08       (0.03)         --       1.00 2.82(6)         --       1,619,040    0.19       0.24       2.86      N/A
1/1/07 to 12/31/07       (0.05)         --       1.00 5.28            --       2,805,101    0.18       0.24       5.16      N/A
1/1/06 to 12/31/06       (0.05)         --       1.00 5.04            --       2,437,872    0.17       0.24       4.90      N/A
CLASS A
1/1/10 to 12/31/10          --(9)       --      $1.00 0.01%(10)       --       $ 383,931    0.33%      0.54%      0.01%     N/A
1/1/09 to 12/31/09          --(9)       --       1.00 0.31(10)        --         532,034    0.55       0.59       0.26      N/A
1/1/08 to 12/31/08       (0.02)         --       1.00 2.47(6)         --         706,353    0.54       0.55       2.52      N/A
1/1/07 to 12/31/07       (0.05)         --       1.00 4.91            --       1,169,249    0.53       0.54       4.80      N/A
1/1/06 to 12/31/06(5)    (0.05)         --       1.00 4.93          4.68         880,851    0.52       0.56       4.58      N/A
INSIGHT TAX-EXEMPT
MONEY MARKET FUND
CLASS I
1/1/10 to 12/31/10          --(9)       --      $1.00 0.09%           --       $ 604,209    0.19%      0.24%      0.09%     N/A
1/1/09 to 12/31/09          --(9)       --       1.00 0.36            --         844,557    0.22       0.27       0.37      N/A
1/1/08 to 12/31/08       (0.02)         --       1.00 2.22            --       1,190,802    0.20       0.25       2.16      N/A
1/1/07 to 12/31/07       (0.04)         --       1.00 3.52            --       1,067,153    0.19       0.24       3.46      N/A
1/1/06 to 12/31/06       (0.03)         --       1.00 3.41          3.31       1,079,743    0.18       0.25       3.26      N/A
CLASS A
1/1/10 to 12/31/10          --(9)       --      $1.00 0.01%           --       $ 112,608    0.27%      0.54%      0.01%     N/A
1/1/09 to 12/31/09          --(9)       --       1.00 0.09            --         199,472    0.50       0.57       0.09      N/A
1/1/08 to 12/31/08       (0.02)         --       1.00 1.86            --         224,685    0.55       0.55       1.82      N/A
1/1/07 to 12/31/07       (0.03)         --       1.00 3.16            --         219,625    0.53       0.53       3.11      N/A
1/1/06 to 12/31/06(5)    (0.03)         --       1.00 3.18          2.95         217,664    0.57       0.59       2.88      N/A

FOOTNOTE LEGEND:

(1)  Annualized.

(2)  Not annualized.

(3) Sales charges, where applicable, are not reflected in total return calculation.

(4) Fund assessed a redemption fee in the amount of 2.00% on redemptions of shares that were held 90 days or less (30 days or less, effective June 4, 2004) from time of purchase. Fees collected were retained by the Fund for the benefit of the remaining shareholders.

(5)  N Shares converted to Class A on June 26, 2006.

(6) Includes the effect of a payment by affiliate. Without this effect, the total return would have been 2.27% for Class I shares and 1.91% for Class A shares. The impact to the net investment income (loss) per share was less than $0.005.

(7)  Computed using average shares outstanding.

(8) Non-recurring payment. Represents reimbursements for fees paid in excess of fee agreements.

(9)  Amount is less than $0.005.

(10) The Insight Money Market Fund received $3,642 for 2009 and $316 for 2010 (in thousands) in distributions from the Tyco International Ltd. Securities Litigation Settlement proceeds. If these proceeds had not been received, the total return would have been lower by 0.11% and 0.07% for Class I and Class A, respectively for 2009 and 0.02% for Class I for 2010.

                        See Notes to Financial Statements

                              VIRTUS INSIGHT TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2010

1.   ORGANIZATION

     Virtus Insight Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. Twelve diversified funds are offered for sale (each a "Fund"). Each Fund's investment objective is outlined on the respective Fund's summary page.

     All of the Funds offer Class I shares, and Class A shares. All the Funds with the exception of the Intermediate Government Bond Fund and the Money Market Funds offer Class C shares. The Insight Money Market Fund also offered the Exchange shares through May 5, 2010.

     Class A shares of the Equity Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Class A shares of the Fixed Income Funds are sold with a front-end sales charge of up to 4.75% with some exceptions. Class A shares of the Money Market Funds are sold without a front-end sales charge. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions made within a certain period following purchases on which a finder's fee has been paid. Prior to January 29, 2010, the CDSC was imposed on certain redemptions made within one year following purchases on which a finder's fee has been paid. As of January 29, 2010, the period for which the CDSC applies was modified to be 18 months. In each case the CDSC period begins on the last day of the preceding month, the month in which the purchase was made.

     Class C shares are sold with a 1% CDSC if redeemed within one year of purchase. Class I shares are sold without a sales charge.

     Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved 12b-1 and shareholder servicing plan and has exclusive voting rights with respect to this plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

     A.   SECURITY VALUATION:

          Security valuation procedures for the Funds have been approved by the Board of Trustees. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board of Trustees. The Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

          - Level 1 - quoted prices in active markets for identical securities

          - Level 2 - prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - prices determined using significant unobservable inputs (including the valuation committee's own assumptions in determining the fair value of investments)

          A description of the valuation techniques applied to the Funds major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

          Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

          Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. In such cases the funds fair value foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, Financial Futures, Exchange Traded Funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain Foreign Common Stocks may occur on a frequent basis.

          Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as Mortgage-Backed and Asset-Backed Securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

          Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

          Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

          Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

          A summary of the inputs used to value the Funds' major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities may be valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities valuation are reflected as Level 2.

     B.   SECURITY TRANSACTIONS AND RELATED INCOME:

          Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method, except the Money Market Funds which use the straight line method. Realized gains and losses are determined on the identified cost basis.

          Dividend income from REITs is recorded using management's estimate of the income included in distributions received from REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amount.

     C.   INCOME TAXES:

          Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

          The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

          The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. The Funds do not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months. The Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable. As of December 31, 2010, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions).

     D.   DISTRIBUTIONS TO SHAREHOLDERS:

          Distributions are recorded by each Fund on the ex-dividend date. For the Money Market Funds and the Fixed Income Funds income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

     E.   EXPENSES:

          Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately made.

          In addition to the Net Annual Operating Expenses that the Funds bear directly, the shareholders of the Funds indirectly bear the pro-rata expenses of the underlying mutual funds in which certain funds invest.

     F.   FOREIGN CURRENCY TRANSLATION:

          Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

                              VIRTUS INSIGHT TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

     G.   DERIVATIVE FINANCIAL INSTRUMENTS:

          Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Funds.

          FORWARD CURRENCY CONTRACTS: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations. The Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset on the settlement date of the contracts. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.

          The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

          WARRANTS AND RIGHTS: Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees' approved fair valuation procedures.

          EQUITY-LINKED INSTRUMENTS: Equity-linked instruments are investments of various types issued by financial institutions or special purpose entities located in foreign countries. They provide investors with the synthetic economic performance of a referenced equity security including benefits from dividends and other corporate actions, but they do not have certain rights of direct investment in the referenced securities, e.g.: voting rights. In addition to the market and other risks of the referenced equity security, investments in equity-linked instruments expose the Funds to counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment to the Fund. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, when the Funds invest in equity-linked instruments they do so in order to obtain exposure to certain countries in which the Funds do not have local accounts.

          The following is a summary of the location of derivatives on the Funds' Statement of Assets and Liabilities as of December 31, 2010:

                                      LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
                             -----------------------------------------------------------------------
DERIVATIVE TYPE                     ASSET DERIVATIVES                     LIABILITY DERIVATIVES
--------------------------   ----------------------------------   ----------------------------------
FOREIGN EXCHANGE CONTRACTS   Unrealized appreciation on forward   Unrealized depreciation on forward
                                  currency contracts                       currency contracts

                            LIABILITY DERIVATIVE FAIR VALUE
                          ------------------------------------
                            TOTAL VALUE AT    FOREIGN EXCHANGE
                          DECEMBER 31, 2010       CONTRACTS
                          -----------------   ----------------
High Yield Income Fund          $(7)               $(7)

          For the year ended December 31, 2010, the Funds' average volume of derivative activities is as follows:

                                          FORWARD CURRENCY        FORWARD CURRENCY
                                      CONTRACTS - PURCHASED(1)   CONTRACTS - SOLD(2)
                                      ------------------------   -------------------
Emerging Markets Opportunities Fund             $5,843                $(7,481)
High Yield Income Fund                              --                   (712)

(1)  Value at Settlement Date Payable.

(2)  Value at Settlement Date Receivable.

          The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2010 are as follows:

DERIVATIVE TYPE              LOCATION ON THE STATEMENTS OF OPERATIONS
--------------------------   ---------------------------------------------------------------
EQUITY CONTRACTS             Net realized gain (loss) on investments
FOREIGN EXCHANGE CONTRACTS   Net realized gain (loss) on foreign currency transactions
                             Net change in unrealized appreciation (depreciation) on foreign currency translation

                                          REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
                                                    IN RESULTS FROM OPERATIONS
                                       ------------------------------------------------------
                                      TOTAL VALUE AT                         FOREIGN EXCHANGE
                                      DECEMBER 31, 2010   EQUITY CONTRACTS       CONTRACTS
                                      -----------------   ----------------   ----------------
Emerging Markets Opportunities Fund       $(1,936)              $(43)             $(1,893)
High Yield Income Fund                         (1)                --                   (1)

                                       CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
                                      ON DERIVATIVES RECOGNIZED IN RESULTS FROM OPERATIONS
                                      ----------------------------------------------------
                                        TOTAL VALUE AT    FOREIGN EXCHANGE
                                      DECEMBER 31, 2010       CONTRACTS
                                      -----------------   --------------------
Emerging Markets Opportunities Fund         $1,224              $1,224
High Yield Income Fund                          (7)                 (7)

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

     H.   REPURCHASE AGREEMENTS:

          Certain Funds invest in repurchase agreements. A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

     I.   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

          Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

     J.   INTEREST-ONLY AND PRINCIPAL-ONLY SECURITIES:

          Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.

     K.   SECURITIES LENDING:

          Certain Funds may loan securities to qualified brokers through a securities lending agent agreement with Bank of New York Mellon ("BNY Mellon") or PFPC Trust Company ("PFPC"). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon or PFPC for their services as securities lending agents and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

          At December 31, 2010, the following funds had securities on loan (reported in thousands):

                                               MARKET VALUE   CASH COLLATERAL
                                               ------------   ---------------
Balanced Allocation Fund ...................      $ 6,599        $ 6,824
Core Equity Fund ...........................       11,530         11,903
Emerging Markets Opportunities Fund ........        1,917          2,012
Value Equity Fund ..........................        9,791         10,110
Intermediate Government Bond Fund ..........          138            141
Short/Intermediate Bond Fund ...............        1,616          1,664

3.   INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
     ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     A.   ADVISER:

          Virtus Investment Advisers, Inc. ("VIA," the "Adviser"), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. ("Virtus"), is the Adviser to the Trust. The Adviser manages the Funds' investment program and general operations of the Funds, including oversight of the Funds' subadvisers.

          As compensation for its services to the Trust, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

High Yield Income Fund ......................   0.45%
Intermediate Tax-Exempt Bond Fund ...........   0.45%
Intermediate Government Bond Fund ...........   0.45%
Tax-Exempt Bond Fund ........................   0.45%

                                            FIRST
                                           $1 BILLION   $1+ BILLION
                                           ----------   -----------
Emerging Markets Opportunities Fund ....      1.00%        0.95%

                                        FIRST      $1+ THROUGH
                                      $1 BILLION    $2 BILLION   $2+ BILLION
                                      ----------   -----------   -----------
Short/Intermediate Bond Fund ......      0.55%        0.50%          0.45%

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

                                     FIRST
                                    $2 BILLION   $2+ BILLION
                                    ----------   -----------
Balanced Allocation Fund ........     0.50%         0.45%
Core Equity Fund ................     0.70%         0.65%
Value Equity Fund ...............     0.70%         0.65%

          As compensation for its services to the Insight Government Money Market Fund(1), the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of each Fund's average daily net assets: 0.14% of each Fund's first $100 million of net assets, plus 0.10% of the Fund's remaining net assets.

(1) The Funds' adviser has from time to time temporarily waived all or a portion of the advisory fees of the Insight Government Money Market Fund in order to maintain the Fund's current annualized yield at or above 0.01% (1 basis point). If waived, the advisory fees may be reinstated at any time.

     B.   SUBADVISER:

          The subadvisers manage the investments of the Funds for which they are paid a fee by the Adviser. Harris Investment Management, Inc. ("HIM") (an indirect wholly-owned subsidiary of the Bank of Montreal ("BoM"); BoM is a minority investor of Virtus) serves as the subadviser for all Funds with the exception of the Emerging Markets Opportunities Fund and the High Yield Income Fund. Effective May 18, 2010, HIM Monegy, Inc. (owned by HIM) replaced SCM Advisors LLC ("SCM"), an indirect wholly-owned subsidiary of Virtus, as the subadviser to the High Yield Income Fund. Vontobel Asset Management, Inc. ("Vontobel") is the subadviser for the Emerging Markets Opportunities Fund.

     C.   EXPENSE LIMITS AND FEE WAIVERS:

          The Adviser has voluntarily agreed to limit certain Fund's operating expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses), so that such expenses do not exceed the following percentages of average annual net assets of each Fund:

                                             CLASS I(1)    CLASS A    CLASS C
                                             ----------   --------   --------
Intermediate Government Bond Fund ........      0.70%       0.90%        --
Intermediate Tax-Exempt Bond Fund ........      0.65%       0.85%      1.60%
Short/Intermediate Bond Fund .............      0.75%       0.95%      1.70%
Tax-Exempt Bond Fund .....................      0.65%       0.85%      1.60%

     The Adviser may discontinue these voluntary expense caps at any time.

(1) These percentages do not include the waiver of the Class I Shares' shareholder servicing fees of 0.05% for each Fund. The Funds' distributor, VP Distributors, Inc. ("VP Distributors"), an indirect wholly-owned subsidiary of Virtus, has voluntarily agreed to waive this fee. The distributor may discontinue this waiver at any time.

          The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

                                                FISCAL YEAR ENDED
                                           -----------------------------
                                            2011    2012    2013   TOTAL
                                           -----   -----   -----   -----
Intermediate Government Bond Fund ......    $107    $ 66    $ 82   $255
Intermediate Tax-Exempt Bond Fund ......      99      94     170    363
Short/Intermediate Bond Fund ...........      88      83     139    310
Tax-Exempt Bond Fund ...................     115     108     206    429
Insight Money Market Fund ..............     226      --      --    226

     D.   DISTRIBUTOR:

          As the distributor of each Fund's shares, VP Distributors has advised the Funds that for the fiscal year ended December 31, 2010 (the "period"), it retained net commissions of $177 of Class A Shares and deferred sales charges of $6 and $25 for Class A Shares and Class C Shares, respectively.

          In addition, each Fund pays VP Distributors distribution and/or service fees under a Board approved 12b-1 and shareholder service plans as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class I shares 0.05%(1); Class A shares (Non Money Market Funds) 0.25%; Class A shares Money Market Funds 0.35%(2); Class C shares 1.00%.

          Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC fee, the CDSC schedule of the original shares purchased continues to apply.

(1) The Funds' distributor has voluntarily agreed to waive the Funds' Class I Shares' Shareholder servicing fee. The distributor may discontinue this voluntary waiver at any time.

(2) The Funds' distributor may from time to time temporarily waive all or a portion of the distribution fees or service fees on Class A shares of the Money Market Funds in order to maintain a Fund's current annualized yield at or above 0.01% (1 basis point). If waived, the distribution and/or service fees may be reinstated at any time.

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

     E.   ADMINISTRATION AND TRANSFER AGENT SERVICES:

          VP Distributors serves as the Administrator to the Trust. For the period ended December 31, 2010, VP Distributors received administration fees totaling $2,572 which is included in the Statement of Operations. A portion of these fees is paid to an outside entity that also provides services to the Funds.

          VP Distributors also serves as the Trust's transfer agent. For the period ended December 31, 2010, VP Distributors received transfer agent fees totaling $1,306 which is included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide service to the Funds.

          On April 14, 2010, the Board of Trustees approved an increase in the rate of fees paid to VP Distributors in its role as administrator and transfer agent to the Trust effective immediately.

     F.   AFFILIATED SHAREHOLDERS:

          At December 31, 2010, Virtus and its affiliates, BoM and its affiliates, and the retirement plans of Virtus and its affiliates held shares, which may be redeemed at any time, that aggregated the following:

                                                                AGGREGATE
                                                                NET ASSET
                                                   SHARES         VALUE
                                               -------------   ----------
Balanced Allocation Fund,
   Class A .................................           2,995   $       41
Core Equity Fund,
   Class I .................................       1,882,493       33,885
   Class C .................................           5,914          103
Emerging Markets Opportunities Fund,
   Class I .................................         535,736        4,875
   Class C .................................          20,074          175
Value Equity Fund,
   Class I .................................       1,823,191       19,982
   Class A .................................           8,079           89
High Yield Income Fund,
   Class I .................................         346,644        3,723
   Class C .................................          11,366          122
Intermediate Government Bond Fund,
   Class I .................................          36,708          638

                                                                AGGREGATE
                                                                NET ASSET
                                                   SHARES         VALUE
                                               -------------   ----------
Intermediate Tax-Exempt Bond Fund,
   Class I .................................       2,949,155   $   31,792
   Class C .................................          10,816          117
Short/Intermediate Bond Fund,
   Class I .................................       1,437,842       15,112
Tax-Exempt Bond Fund,
   Class I .................................         962,506       10,000
Insight Government Money Market Fund,
   Class I .................................     104,172,793      104,173
   Class A .................................     141,611,234      141,611
Insight Money Market Fund,
   Class I .................................   1,126,710,309    1,126,710
   Class A .................................     314,116,964      314,117
Insight Tax-Exempt Money Market Fund,
   Class I .................................     575,385,452      575,385
   Class A .................................     110,470,358      110,470

     G.   TRUSTEE COMPENSATION:

          The Trust provided a deferred compensation plan for its independent trustees which allowed its trustees to defer receipt of all or 50% of their compensation. Amounts deferred were retained by the Funds and to the extent permitted by the 1940 Act, as amended, were invested in the shares of funds selected by the trustees. One trustee participated in this plan and had elected to receive distributions over a five year period ending May 2010.

4.   PURCHASES AND SALES OF SECURITIES
     ($ REPORTED IN THOUSANDS) (UNAUDITED)

     Purchases and sales of investment securities for all Funds except the Money Market Funds (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended December 31, 2010, were as follows:

                                                     PURCHASES     SALES
                                                     ---------   --------
Balanced Allocation Fund                              $ 38,535   $ 37,902
Core Equity Fund                                       102,423    117,662
Emerging Markets Opportunities Fund                    747,409    150,371
Value Equity Fund                                      107,057    146,345
High Yield Income Fund                                  28,684     28,560
Intermediate Government Bond Fund                          731        468
Intermediate Tax-Exempt Bond Fund                       49,290     43,569
Short/Intermediate Bond Fund                            25,611     32,934
Tax-Exempt Bond Fund                                   101,910     44,060

     Purchases and sales of long-term U.S. Government and agency securities for Funds except the Money Market Funds during the period ended December 31, 2010, were as follows:

                                                     PURCHASES     SALES
                                                     ---------   --------
Balanced Allocation Fund                              $ 7,835     $ 7,763
Intermediate Government Bond Fund                      13,926      19,415
Short/Intermediate Bond Fund                           15,275      23,940

                              VIRTUS INSIGHT TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

5.   CAPITAL SHARES
    (REPORTED IN THOUSANDS)

     Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:


                                       BALANCED ALLOCATION FUND                    CORE EQUITY FUND
                                -------------------------------------   --------------------------------------
                                    YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                DECEMBER 31, 2010   DECEMBER 31, 2009   DECEMBER 31, 2010   DECEMBER 31, 2009
                                -----------------   -----------------   -----------------   ------------------
                                 SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT     SHARES    AMOUNT
                                -------   -------   -------   -------   ------   --------   -------   --------
CLASS I
Sale of shares                    463     $ 5,810     517     $ 5,606      538   $  8,885       983   $ 13,602
Reinvestment of distributions      80       1,016      96       1,046       11        189        13        190
Shares repurchased               (495)     (6,233)   (719)     (7,531)  (1,451)   (24,128)   (1,644)   (23,346)
                                 ----     -------    ----     -------   ------   --------    ------   --------
Net Increase / (Decrease)          48     $   593    (106)    $  (879)    (902)  $(15,054)     (648)  $ (9,554)
                                 ====     =======    ====     =======   ======   ========    ======   ========
CLASS A
Sale of shares                    142     $ 1,807      67       $ 717      256   $  4,043       248   $  3,527
Reinvestment of distributions       9         120      12         132        1         22         1         19
Shares repurchased               (133)     (1,672)   (103)     (1,110)    (245)    (4,127)     (124)    (1,715)
                                 ----     -------    ----     -------   ------   --------    ------   --------
Net Increase / (Decrease)          18     $   255     (24)    $  (261)      12   $    (62)      125   $  1,831
                                 ====     =======    ====     =======   ======   ========    ======   ========
CLASS C
Sale of shares                     23     $   286       6     $    66        6         90        10   $    144
Reinvestment of distributions      --(1)        4      --(1)        3       --         --        --         --
Shares repurchased                 (9)       (111)    (16)       (180)     (12)      (187)      (26)      (338)
                                 ----     -------    ----     -------   ------   --------    ------   --------
Net Increase / (Decrease)          14     $   179     (10)    $  (111)      (6)  $    (97)      (16)  $   (194)
                                 ====     =======    ====     =======   ======   ========    ======   ========

(1)  Amount less than 500.

                                  EMERGING MARKETS OPPORTUNITIES FUND                 VALUE EQUITY FUND
                                ---------------------------------------   ----------------------------------------
                                     YEAR ENDED          YEAR ENDED           YEAR ENDED            YEAR ENDED
                                 DECEMBER 31, 2010   DECEMBER 31, 2009     DECEMBER 31, 2010     DECEMBER 31, 2009
                                ------------------   ------------------   ------------------    ------------------
                                 SHARES    AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT      SHARES    AMOUNT
                                -------   --------   -------   --------   ------    --------    -------   --------
CLASS I
Sale of shares                   64,027   $541,680    23,522   $139,002    1,189    $ 11,835     2,131    $ 17,125
Reinvestment of distributions       372      2,959       352      2,214      107       1,082       185       1,544
Shares repurchased               (8,748)   (71,906)   (4,449)   (26,744)  (4,880)    (49,592)   (4,580)    (39,455)
                                 ------   --------    ------   --------   ------    --------    ------    --------
Net Increase / (Decrease)        55,651   $472,733    19,425   $114,472   (3,584)   $(36,675)   (2,264)   $(20,786)
                                 ======   ========    ======   ========   ======    ========    ======    ========
CLASS A
Sale of shares                   23,850   $196,892     5,736   $ 32,448       77       $ 765       374    $  3,073
Reinvestment of distributions        51        375        62        374        7          68        19         154
Shares repurchased               (4,664)   (37,445)   (2,037)   (11,865)    (538)     (5,399)     (918)     (8,021)
                                 ------   --------    ------   --------   ------    --------    ------    --------
Net Increase / (Decrease)        19,237   $159,822     3,761   $ 20,957     (454)   $ (4,566)     (525)   $ (4,794)
                                 ======   ========    ======   ========   ======    ========    ======    ========
CLASS C
Sale of shares                    3,832   $ 31,495       597   $  3,644        5    $     49         1    $      5
Reinvestment of distributions         3         23         1          7       --(1)       --(1)     --(1)        1
Shares repurchased                 (207)    (1,686)      (54)      (328)      (4)        (40)      (26)       (214)
                                 ------   --------    ------   --------   ------    --------    ------    --------
Net Increase / (Decrease)         3,628   $ 29,832       544   $  3,323        1    $      9       (25)   $   (208)
                                 ======   ========    ======   ========   ======    ========    ======    ========

(1)  Amount less than 500.

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

                                         HIGH YIELD INCOME FUND              INTERMEDIATE GOVERNMENT BOND FUND
                                ---------------------------------------   --------------------------------------
                                     YEAR ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
                                 DECEMBER 31, 2010   DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
                                ------------------   ------------------   -----------------   ------------------
                                 SHARES    AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT
                                -------   --------   -------   --------   ------   --------   -------   --------
CLASS I
Sale of shares                    695      $ 7,228     648      $ 6,048     395     $ 6,974      603    $ 10,476
Reinvestment of distributions     305        3,177     341        3,209      46         809       49         843
Shares repurchased               (739)      (7,748)   (538)      (4,942)   (512)     (9,011)  (1,004)    (17,365)
                                 ----      -------    ----      -------    ----     -------   ------    --------
Net Increase / (Decrease)         261      $ 2,657     451      $ 4,315     (71)    $(1,228)    (352)   $ (6,046)
                                 ====      =======    ====      =======    ====     =======   ======    ========
CLASS A
Sale of shares                    144      $ 1,481      60      $   559     130     $ 2,300      528    $  9,186
Reinvestment of distributions       8           85      23          207      18         319       24         410
Shares repurchased                (20)        (210)   (421)      (4,047)   (365)     (6,392)    (596)    (10,309)
                                 ----      -------    ----      -------    ----     -------   ------    --------
Net Increase / (Decrease)         132      $ 1,356    (338)     $(3,281)   (217)    $(3,773)     (44)   $   (713)
                                 ====      =======    ====      =======    ====     =======   ======    ========
CLASS C
Sale of shares                     25      $   263      24      $   230      --     $    --       --    $     --
Reinvestment of distributions       2           17       1            9      --          --       --          --
Shares repurchased                 (3)         (29)     (1)         (10)     --          --       --          --
                                 ----      -------    ----      -------    ----     -------   ------    --------
Net Increase / (Decrease)          24      $   251      24      $   229      --     $    --       --    $     --
                                 ====      =======    ====      =======    ====     =======   ======    ========

(1)  Amount less than 500.

                                   INTERMEDIATE TAX-EXEMPT BOND FUND           SHORT/INTERMEDIATE BOND FUND
                                ---------------------------------------   --------------------------------------
                                     YEAR ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
                                 DECEMBER 31, 2010   DECEMBER 31, 2009    DECEMBER 31, 2010    DECEMBER 31, 2009
                                ------------------   ------------------   -----------------   ------------------
                                 SHARES    AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT     SHARES    AMOUNT
                                -------   --------   -------   --------   ------   --------   -------   --------
CLASS I
Sale of shares                    1,026   $ 11,278       474   $  4,901      765   $  7,943       316   $  3,157
Reinvestment of distributions        52        577        56        578      185      1,942       268      2,653
Shares repurchased               (1,360)   (14,894)   (4,044)   (41,221)  (3,079)   (32,014)   (5,072)   (49,574)
                                 ------   --------    ------   --------   ------   --------    ------   --------
Net Increase / (Decrease)          (282)  $ (3,039)   (3,514)  $(35,742)  (2,129)  $(22,129)   (4,488)  $(43,764)
                                 ======   ========    ======   ========   ======   ========    ======   ========
CLASS A
Sale of shares                    1,249   $ 13,740     1,154   $ 12,169      768   $  8,063       706   $  7,047
Reinvestment of distributions        26        289        20        208       25        259        19        194
Shares repurchased                 (847)    (9,331)     (450)    (4,633)    (617)    (6,454)     (349)    (3,505)
                                 ------   --------    ------   --------   ------   --------    ------   --------
Net Increase / (Decrease)           428   $  4,698       724   $  7,744      176   $  1,868       376   $  3,736
                                 ======   ========    ======   ========   ======   ========    ======   ========
CLASS C
Sale of shares                      650   $  7,132       380   $  4,043      506   $  5,294       467   $  4,683
Reinvestment of distributions         9         95         2         26       10        102         4         43
Shares repurchased                 (110)    (1,196)      (53)      (551)    (243)    (2,544)     (113)    (1,125)
                                 ------   --------    ------   --------   ------   --------    ------   --------
Net Increase / (Decrease)           549   $  6,031       329   $  3,518      273   $  2,852       358   $  3,601
                                 ======   ========    ======   ========   ======   ========    ======   ========

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

                                          TAX-EXEMPT BOND FUND                INSIGHT GOVERNMENT MONEY MARKET FUND
                                ---------------------------------------   -------------------------------------------
                                     YEAR ENDED          YEAR ENDED            YEAR ENDED             YEAR ENDED
                                 DECEMBER 31, 2010   DECEMBER 31, 2009      DECEMBER 31, 2010      DECEMBER 31, 2009
                                ------------------   ------------------   --------------------   --------------------
                                 SHARES    AMOUNT     SHARES    AMOUNT     SHARES      AMOUNT     SHARES     AMOUNT
                                -------   --------   -------   --------   --------   ---------   --------   ---------
CLASS I
Sale of shares                    3,355   $ 36,285       419   $  4,397    615,271   $ 615,271    578,319   $ 578,319
Reinvestment of distributions        62        668        21        214          6           6         67          67
Shares repurchased               (1,275)   (13,583)   (2,502)   (24,911)  (624,869)   (624,869)  (874,722)   (874,721)
                                 ------   --------    ------   --------   --------   ---------   --------   ---------
Net Increase / (Decrease)         2,142   $ 23,370    (2,062)  $(20,300)    (9,592)  $  (9,592)  (296,336)  $(296,335)
                                 ======   ========    ======   ========   ========   =========   ========   =========
CLASS A
Sale of shares                    3,561   $ 38,338     1,011   $ 10,593    795,968   $ 795,968    845,182   $ 845,182
Reinvestment of distributions       169      1,815       122      1,241         17          17        278         278
Shares repurchased               (1,840)   (19,698)     (794)    (7,958)  (807,815)   (807,815)  (907,143)   (907,143)
                                 ------   --------    ------   --------   --------   ---------   --------   ---------
Net Increase / (Decrease)         1,890   $ 20,455       339   $  3,876    (11,830)  $ (11,830)   (61,683)  $ (61,683)
                                 ======   ========    ======   ========   ========   =========   ========   =========
CLASS C
Sale of shares                    1,315   $ 14,152       484   $  5,051         --   $      --         --   $      --
Reinvestment of distributions        24        254         5         47         --          --         --          --
Shares repurchased                 (208)    (2,212)      (61)      (631)        --          --         --          --
                                 ------   --------    ------   --------   --------   ---------   --------   ---------
Net Increase / (Decrease)         1,131   $ 12,194       428   $  4,467         --   $      --         --   $      --
                                 ======   ========    ======   ========   ========   =========   ========   =========

                                           INSIGHT MONEY MARKET FUND                   INSIGHT TAX-EXEMPT MONEY MARKET FUND
                               ------------------------------------------------  ------------------------------------------------
                                      YEAR ENDED               YEAR ENDED               YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2010       DECEMBER 31, 2009        DECEMBER 31, 2010        DECEMBER 31, 2009
                               -----------------------  -----------------------  -----------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT      SHARES       AMOUNT      SHARES      AMOUNT
                               ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
CLASS I
Sale of shares                  2,657,482  $ 2,657,482   3,352,047  $ 3,352,047     842,219  $   842,219     814,262  $   814,262
Reinvestment of distributions         402          402       2,503        2,503           1            1           6            6
Shares repurchased             (3,176,298   (3,176,298) (2,919,057)  (2,919,057) (1,082,571)  (1,082,571) (1,160,473)  (1,160,473)
                               ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
Net Increase / (Decrease)        (518,414) $  (518,414)    435,493  $   435,493    (240,351) $  (240,351)   (346,205) $  (346,205)
                               ==========  ===========  ==========  ===========  ==========  ===========  ==========  ===========
CLASS A
Sale of shares                  1,798,802  $ 1,798,802   1,603,022  $ 1,603,022     232,779  $   232,779     338,219  $   338,219
Reinvestment of distributions          37           37       2,943        2,943                                  251          250
Plan of Reorganization
   (See Note 10 Plans of
   Reorganization)                     --           --      75,977       75,950          10           10          --           --
Shares repurchased             (1,946,942)  (1,946,942) (1,856,679)  (1,856,679)   (319,653)    (319,653)   (363,674)    (363,674)
                               ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
Net Increase / (Decrease)        (148,103) $  (148,103)   (174,737) $  (174,764)    (86,864) $   (86,864)    (25,204) $   (25,205)
                               ==========  ===========  ==========  ===========  ==========  ===========  ==========  ===========
EXCHANGE SHARES
Sale of shares                         --  $        --     848,932  $   848,932          --  $        --          --  $        --
Reinvestment of distributions          --           --         645          645          --           --          --           --
Shares repurchased                     --           --  (1,022,123)  (1,022,123)         --           --          --           --
                               ----------  -----------  ----------  -----------  ----------  -----------  ----------  -----------
Net Increase / (Decrease)              --  $        --    (172,546) $  (172,546)         --  $        --          --  $        --
                               ==========  ===========  ==========  ===========  ==========  ===========  ==========  ===========

                              VIRTUS INSIGHT TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

6.   10% SHAREHOLDERS

     As of December 31, 2010, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

                               % OF SHARES      NUMBER
                               OUTSTANDING   OF ACCOUNTS
                               -----------   -----------
Balanced Allocation
   Fund                            85%            1
Core Equity Fund                   83             3
Emerging Markets
Opportunities Fund                 31             2
Value Equity Fund                  60             1
High Yield Income Fund             83             2
Intermediate Government
Bond Fund                          65             1
Intermediate Tax-Exempt
   Bond Fund                       42%            2*
Short/Intermediate Bond Fund       41             1
Insight Government Money
   Market Fund                     88             4*
Insight Money Market Fund          59             1*
Insight Tax-Exempt Money
Market Fund                        91             2*

*    Includes affiliated shareholder accounts.

7.   CREDIT RISK AND ASSET CONCENTRATIONS

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

     High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

     Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

     Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

     At December 31, 2010, certain Funds held securities issued by various companies in specific sectors or countries as detailed below:

                                                         PERCENTAGE OF TOTAL
FUND                                       SECTOR           INVESTMENTS
----                                  ----------------   -------------------
Emerging Markets Opportunities Fund   Consumer Staples         35%

8.   INDEMNIFICATIONS

     Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.

9.   ILLIQUID AND RESTRICTED SECURITIES
     ($ REPORTED IN THOUSANDS)

     Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are noted as such at the end of each Fund's Schedule of Investments where applicable.

     Restricted securities are not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

                              VIRTUS INSIGHT TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

At December 31, 2010, the Funds held the following illiquid and restricted securities:

                                                                                  PERCENTAGE OF
                                ACQUISITION   ACQUISITION     MARKET VALUE AT     NET ASSETS AT
                                   DATE          COST       DECEMBER 31, 2010   DECEMBER 31, 2010
                                -----------   -----------   -----------------   -----------------
SHORT/INTERMEDIATE BOND FUND
DLJ Mortgage Acceptance Corp.
96-1 144A                         10/2/96        $ 6
0.000%, 9/18/11                   4/28/04          4
                                                 ---
                                                  10               $2                0.00%

     Each Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

10.  PLANS OF REORGANIZATION
     (ALL AMOUNTS ARE REPORTED IN THOUSANDS)

     At the Board of Trustees meeting held on November 20, 2008, the Board of the Virtus Money Market Fund (the "Fund"), a series of the Virtus Opportunities Trust, approved an Agreement and Plan of Reorganization (the "Plan") which was subsequently approved by the shareholders of the Fund at a special meeting held on March 27, 2009, which provides for the transfer of all of the assets of the merged fund (see below) for shares of the acquiring fund and the assumption of the liabilities of the merged fund (see below). The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving funds that were intended to lower fund expenses. The acquisition was accomplished by a tax-free exchange of shares on April 3, 2009. The share transaction associated with the merger is shown in Note 5 as Plan of Reorganization. For financial reporting purposes, assets received and shares issued by the Virtus Insight Money Market Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Money Market Fund was carried forward to align ongoing reporting of the Virtus Insight Money Market Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

     The outstanding shares of the merged fund and the outstanding shares and value of the acquiring fund immediately before the acquisition were as follows:

MERGED                    ACQUIRING
FUND           SHARES       FUND          SHARES    VALUE
-----          ------   --------------   -------   -------
Virtus Money   75,977   Virtus Insight    75,977    $75,950
Market Fund             Money Market
Class A                 Fund Class A

The net assets, including net unrealized appreciation (depreciation) of the merged fund and the net assets of the acquiring fund immediately before the acquisitions, were as follows:

                           UNREALIZED
MERGED           NET      APPRECIATION      ACQUIRING           NET
FUND           ASSETS    (DEPRECIATION)       FUND            ASSETS
------         ------   --------------   -----------------   ----------
Virtus Money   $75,950        $0         Virtus Insight      $2,440,056
Market Fund                              Money Market Fund

Assuming the acquisition had been completed on January 1, 2009, the Virtus Insight Money Market Fund's results of operations for the year ended December 31, 2009 are as follows:

Net investment income (loss)                        $11,684(a)
Net gain (loss) on investments                      $ 2,608(b)
Net increase (decrease) in assets from operations   $14,292

(a) $11,383, as reported in the Statement of Operations for the year ended December 31, 2009, plus $301 Net Investment Income from Virtus Money Market Fund pre-merger.

(b) $2,604, as reported in the Statement of Operations for the year ended December 31, 2009, plus $4 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Money Market Fund pre-merger.

Because both the Virtus Money Market Fund and the Virtus Insight Money Market Fund sold and redeemed shares throughout the period, providing pro forma information on a per-share basis is not practicable.

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

11. FEDERAL TAX INFORMATION
    ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     At December 31, 2010, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Fund were as follows:

                                                                                       NET
                                                                                    UNREALIZED
                                         FEDERAL     UNREALIZED     UNREALIZED     APPRECIATION
FUND                                    TAX COST    APPRECIATION   (DEPRECIATION)  (DEPRECIATION)
----                                   ----------   ------------   -------------   -------------
Balanced Allocation Fund               $   69,501     $ 8,562       $ (1,850)        $  6,712
Core Equity Fund                           85,886      11,574         (1,439)          10,135
Emerging Markets Opportunities Fund       899,679     158,720        (10,975)         147,745
Value Equity Fund                         136,560      18,039         (3,560)          14,479
High Yield Income Fund                     47,731       2,734            (65)           2,669
Intermediate Government Bond Fund          31,326       1,445           (343)           1,102
Intermediate Tax-Exempt Bond Fund          87,469       1,802         (2,203)           (401)
Short/Intermediate Bond Fund               81,333       2,700         (3,790)         (1,090)
Tax-Exempt Bond Fund                      140,353       3,555         (2,804)             751
Insight Government Money Market Fund      283,531          --             --               --
Insight Money Market Fund               1,928,066          --             --               --
Insight Tax-Exempt Money Market Fund      716,655          --             --               --

The Funds have capital-loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                                                                    EXPIRING DECEMBER 31,
                                       -----------------------------------------------------------------------------
                                       2011   2012    2013     2014      2015      2016      2017     2018    TOTAL
                                       ----   ----   ------   ------   -------   -------   -------   -----   -------
Balanced Allocation Fund               $ --   $ --    $  --   $   --   $   --     $   --   $ 5,677    $ --   $ 5,677
Core Equity Fund                         --     --       --       --       --         --    11,062      --    11,062
Emerging Markets Opportunities Fund      --     --       --       --       --         --        --      --        --
Value Equity Fund                        --     --       --       --       --      1,974    29,091      --    31,065
High Yield Income Fund                   --     --       --    2,135       --      7,285     6,502      --    15,922
Intermediate Government Bond Fund        --     --       --       --       --         --        --      --        --
Intermediate Tax-Exempt Bond Fund        --     --       --       --       --        378     1,422      --     1,800
Short/Intermediate Bond Fund            232     --    1,270      823    1,171         --     1,169      --     4,665
Tax-Exempt Bond Fund                     --     --       --       --       --        483       794      --     1,277
Insight Government Money Market Fund     --     --       --       --       --         --        --      --        --
Insight Money Market Fund                --     --       --       --       --         --        --      --        --
Insight Tax-Exempt Money Market Fund     --     --       --       --       --         --         2      --         2

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

For the period ended December 31, 2010, the Funds utilized losses deferred in prior years against the current year capital gains as follows:

Balanced Allocation Fund               $2,366
Core Equity Fund                        5,066
Emerging Markets Opportunities Fund    21,885
Value Equity Fund                       2,410
High Yield Income Fund                  2,862
Intermediate Government Bond Fund          --
Intermediate Tax-Exempt Bond Fund         426
Short-Intermediate Bond Fund               63
Tax-Exempt Bond Fund                      249
Insight Government Money Market Fund       --
Insight Money Market Fund                  --
Insight Tax-Exempt Money Market Fund        1

The following Fund had capital loss carryovers which expired in 2010:

Short/Intermediate Bond Fund   $1,600

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2010, the Funds deferred and recognized post-October losses as follows:

                                           CAPITAL LOSS   CAPITAL LOSS   CURRENCY LOSS   CURRENCY LOSS
                                             DEFERRED      RECOGNIZED      DEFERRED        RECOGNIZED
                                           ------------   ------------   -------------   -------------

Balanced Allocation Fund ...............       $--            $ --           $   --           $--
Core Equity Fund .......................        --             810               --            --
Emerging Markets Opportunities Fund ....        --             901            1,194            22
Value Equity Fund ......................        --             714               --            --
High Yield Income Fund .................        --              --               --            --
Intermediate Government Bond Fund ......        15               1               --            --
Intermediate Tax-Exempt Bond Fund ......        13              --               --            --
Short/Intermediate Bond Fund ...........        42              --               --            --
Tax-Exempt Bond Fund ...................        19              --               --            --
Insight Government Money Market Fund ...        --              --               --            --
Insight Money Market Fund ..............        --              --               --            --
Insight Tax-Exempt Money Market Fund ...        --              --               --            --

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

                                                                        UNDISTRIBUTED   UNDISTRIBUTED
                                                        UNDISTRIBUTED     LONG-TERM      TAX-EXEMPT
                                                      ORDINARY INCOME   CAPITAL GAINS      INCOME
                                                      ---------------   -------------   -------------
Balanced Allocation Fund                                  $   14           $   --            $--
Core Equity Fund ..................................           21               --             --
Emerging Markets Opportunities Fund ...............        1,430            3,556             --
Value Equity Fund .................................           56               --             --
High Yield Income Fund ............................           98               --             --
Intermediate Government Bond Fund .................            7               --             --
Intermediate Tax-Exempt Bond Fund .................           --               --              6
Short/Intermediate Bond Fund ......................           33               --             --
Tax-Exempt Bond Fund ..............................           --               --             18
Insight Government Money Market Fund ..............           --               --             --
Insight Money Market Fund .........................           13               --             --
Insight Tax-Exempt Money Market Fund ..............           --               --              2

For the period ended December 31, 2010, the Funds distributed exempt interest dividends as follows:

Intermediate Tax-Exempt Bond Fund ......   $3,129
Tax-Exempt Bond Fund ...................    4,655
Insight Tax-Exempt Money Market Fund ...      613

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

                              VIRTUS INSIGHT TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 2010

12. RECLASSIFICATION OF CAPITAL ACCOUNTS

     ($ REPORTED IN THOUSANDS EXCEPT AS NOTED)

     For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of December 31, 2010, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                              CAPITAL PAID                              UNDISTRIBUTED
                                             IN ON SHARES OF        ACCUMULATED NET     NET INVESTMENT
                                           BENEFICIAL INTEREST   REALIZED GAIN (LOSS)   INCOME (LOSS)
                                           -------------------   --------------------   --------------
Balanced Allocation Fund ...............          $  --              $   (2)              $     2
Core Equity Fund .......................             --                   1                    (1)
Emerging Markets Opportunities Fund ....             --               3,914                (3,914)
Value Equity Fund ......................             --                  --                    --
High Yield Income Fund .................             --                  70                   (70)
Intermediate Government Bond Fund ......             --                  --                    --
Intermediate Tax-Exempt Bond Fund ......             --                  --                    --
Short/Intermediate Bond Fund ...........         (1,600)              1,571                    29
Tax-Exempt Bond Fund ...................             --                  --                    --
Insight Government Money Market Fund ...             (1)                  1                    --
Insight Money Market Fund ..............             --(1)               --                    --(1)
Insight Tax-Exempt Money Market Fund ...             --                  (2)                    2

(1)  Amount is less than $500

13.  RECENT ACCOUNTING PRONOUNCEMENTS

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

14.  SUBSEQUENT EVENT EVALUATION

     Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent events require disclosure in the financial statements.

     Effective January 1, 2011, Virtus Mutual Funds will impose an annual fee on accounts having balances of less than $2,500 the fee charged will be used offset certain expenses of the Funds. In addition effective January 1, 2011, the Class A shares of the Fixed Income Funds will be sold with a front-end sales charge up to a maximum of 3.75% with some exceptions.

     During the last week of January 2011, approximately 552 million shares were redeemed out of the Insight Tax-Exempt Money Market Fund. This redemption represents approximately 77% of the Insight Tax-Exempt Money Market Fund's December 31, 2010, outstanding shares. This redemption out of the Insight Tax-Exempt Money Market Fund was reinvested into the Insight Government Money Market Fund.

(PWC LOGO)

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Virtus Insight Trust:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Balanced Allocation Fund, Virtus Core Equity Fund, Virtus Emerging Markets Opportunities Fund, Virtus Value Equity Fund, Virtus High Yield Income Fund, Virtus Intermediate Government Bond Fund, Virtus Intermediate Tax-Exempt Bond Fund, Virtus Short/Intermediate Bond Fund, Virtus Tax-Exempt Bond Fund, Virtus Insight Government Money Market Fund, Virtus Insight Money Market Fund, and Virtus Insight Tax-Exempt Money Market Fund, (the "Funds") constituting Virtus Insight Trust, hereafter referred to as the "Trust," at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(PRICEWATERHOUSECOOPERE LLP)

Philadelphia, Pennsylvania
February 25, 2011

                              VIRTUS INSIGHT TRUST
                       TAX INFORMATION NOTICE (UNAUDITED)
                               DECEMBER 31, 2010

For the fiscal year-end December 31, 2010, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or maximum amount allowable of its ordinary income dividends ("QDI") to qualify for the lower tax rates applicable to individual shareholders and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction ("DRD") for corporate shareholders. The amounts (reported in thousands) the Funds designated as long-term capital gains dividends ("LTCG") or if subsequently different. The actual percentages for the calendar year will be designated in year-end tax statement.

FUND                                   QDI   DRD    LTCG
----                                   ---   ---   ------
Balanced Allocation Fund                49%   38%  $   --
Core Equity Fund                       100   100       --
Emerging Markets Opportunities Fund    100    --    3,602
Value Equity Fund                      100   100       --
High Yield Income Fund                  --    --       --
Intermediate Government Bond Fund       --    --      277
Intermediate Tax-Exempt Bond Fund       --    --       --
Short/Intermediate Bond Fund            --    --       --
Tax-Exempt Bond Fund                    --    --       --
Insight Government Money Market Fund    --    --       --
Insight Money Market Fund               --    --       --
Insight Tax-Exempt Money Market Fund    --    --       --
For federal income tax purposes, the following percentages of income dividends paid qualify as exempt-interest dividends.
Intermediate Tax-Exempt Bond Fund      100%
Tax-Exempt Bond Fund                    99
Insight Tax-Exempt Money Market Fund   100

For the period ended December 31, 2010, the Emerging Markets Opportunities Fund recognized $13,115 of foreign source income on which the Fund paid foreign taxes of $642. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

 CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

The Board of Trustees of the Trust, along with the Boards of Trustees of the other trusts in the Virtus Mutual Funds family of funds (collectively, the "Board"), are responsible for determining whether to approve the establishment and continuation of each investment advisory and sub-advisory agreement (each, an "Agreement") applicable to the Virtus Mutual Funds (collectively, the "Funds"). At meetings held on November 17-18, 2010, the Board, including a majority of the independent Trustees, considered and approved the continuation of each Agreement, as further discussed below. In approving each Agreement, the Board determined that the continued retention of the applicable adviser or subadviser was in the best interests of the Funds and their shareholders. The Trustees considered each Fund separately, though they also collectively took into account those interests that all the Funds had in common.

In reaching their decisions, the Board considered information furnished throughout the year at regular Board meetings as well as information prepared specifically in connection with the annual review process. During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. The Board's determination contemplated a number of factors that the Trustees believed, in light of the legal advice furnished to them as well as their own business judgment, to be relevant. Some of the factors that the Board considered are described below, although the Trustees did not identify any particular information or factor as controlling but instead considered the Agreements in the totality of the circumstances. Each individual Trustee may have evaluated the information presented differently, giving different weights to different factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The majority of the Funds(1) are managed using a "manager of managers" structure that generally involves the use of one or more subadvisers to manage some or all of a Fund's portfolio. Under this structure, Virtus Investment Advisers, Inc. ("VIA") is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, therefore, the Trustees considered VIA's process for supervising and managing the Funds' subadvisers, including (a) VIA's ability to select and monitor the subadvisers; (b) VIA's ability to provide the services necessary to monitor the subadvisers' compliance with the Funds' respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA's ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (d) the experience, capability and integrity of VIA's management and other personnel;
(e) the financial position of VIA; (f) the quality of VIA's own regulatory and legal compliance policies, procedures and systems; (g) the nature, extent and quality of administrative and other services provided by VIA to the Funds; and
(h) VIA's supervision of the Funds' other service providers. Finally, the Board also noted the extent of benefits that are provided to Fund shareholders as a result of being part of the family of Virtus Mutual Funds, including the right to exchange investments between Funds within the same class without a sales charge, the ability to reinvest Fund dividends into other Funds and the right to combine holdings in other Funds to obtain a reduced sales charge.

With respect to the sub-advisory Agreements, the Board noted that each full-service subadviser(2) provided portfolio management, compliance with the respective Fund's investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the sub-advisory Agreements, therefore, the Board considered each subadviser's investment management process, including (a) the experience, capability and integrity of the subadviser's management and other personnel committed by the subadviser to its respective Fund(s); (b) the financial position of the subadviser; (c) the quality and commitment of the subadviser's regulatory and legal compliance policies, procedures and systems; and (d) the subadviser's brokerage and trading practices.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each subadviser were reasonable and beneficial to the Funds and their shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on its consideration of the investment performance of the Funds, in view of its importance to shareholders, and evaluated Fund performance in the context of the special considerations that a manager-of-managers structure requires. The Board also considered that VIA continued to be proactive in seeking to replace and/or add subadvisers as necessary, with a view toward improving Fund performance over the long term.

While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing such performance was given to a report (the "Lipper Report") for the Funds prepared by Lipper Inc. ("Lipper") and furnished specifically for the contract renewal process. (Lipper is an independent provider of investment company data retained by the Funds for this purpose.) The Lipper Report presented each Fund's short-term and long-term performance relative to a peer group of other mutual funds and relevant benchmarks, as selected by Lipper. The Board considered the composition of each peer group, selection criteria and the appropriateness of the benchmark used for each Fund. The Board also assessed each Fund's performance in the context of its review of the fees and expenses of each Fund as well as VIA's profitability.

The Board noted that while many of the Funds had generally performed in line with their respective benchmarks and peer groups during the periods measured, some of the Funds had underperformed in comparison with their respective benchmarks and/or peer groups. Where significant, the Board extensively considered the performance of the underperforming Funds and the reasons for the performance issues. The Board discussed the possible reasons for the underperformance with VIA, and spoke with representatives from VIA regarding plans to monitor and address performance issues during the coming year.

----------
(1) During the period being reported, the only Funds that did not employ a manager of managers structure were Virtus Growth & Income Fund, which is a series of Virtus Equity Trust; and Virtus Alternatives Diversifier Fund and Virtus CA Tax-Exempt Bond Fund, each of which is a series of Virtus Opportunities Trust. VIA acted as the adviser for these Funds without employing a subadviser, and the Board considered the VIA Agreement with respect to these Funds in that context.

(2) F-Squared Investments, Inc. is the sub-adviser to Virtus AlphaSector(SM) Allocation Fund and Virtus AlphaSector(SM) Rotation Fund but provides limited services in this role. The Board considered both the VIA Agreement and the applicable sub-advisory Agreement in this context.

 CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES
                                  (CONTINUED)

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Funds' overall investment performance was reasonable, and concluded that VIA's and each subadviser's performance record and process in managing the Funds merited approval of the continuation of the Agreements. However, the Board noted that certain Funds' performance would continue to be closely monitored and it expected that if performance over a longer period of time did not improve the adviser would recommend that the subadviser be replaced in a timely manner.

PROFITABILITY. The Board also considered the level of profits realized by VIA and its affiliates in connection with the operation of the Funds. In this regard, the Board reviewed the analysis presented regarding the overall profitability of VIA for its management of the Virtus Mutual Funds, as well as its profits and those of its affiliates for managing and providing other services to each Fund. In addition to the fees paid to VIA and its affiliates, the Trustees considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Specific attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the allocations appeared reasonable, and concluded that the profitability to VIA from each Fund was reasonable in light of the quality of all services rendered to the Funds by VIA and its affiliates.

The Board did not separately review profitability information for each subadviser, noting that the sub-advisory fees are paid by VIA rather than the Funds, so that Fund shareholders are not directly impacted by those fees.

MANAGEMENT FEES AND TOTAL EXPENSES. In evaluating the management fees and total expenses of each Fund, the Board reviewed information provided by VIA and comparisons to other funds in each Fund's peer group as presented in the Lipper Report. The Board noted that certain Funds had higher gross expenses when expressed as a percentage of net assets than those of such Funds' larger peers, which the Trustees considered in the context of these Funds' expectations for future growth. The Board also noted that several of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by the Funds and their shareholders. Based upon the information presented by VIA and Lipper, the Trustees then determined, in the exercise of their business judgment, that the management fees charged by VIA and the total expenses of the Funds were reasonable, both on an absolute basis and in comparison with the fees and expenses of other funds in each Fund's peer group and the industry at large.

The Board did not receive comparative fee information relating specifically to sub-advisory fees, in light of the fact that the sub-advisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees.

ECONOMIES OF SCALE. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for several of the Funds. The Board determined that VIA and the Funds likely would achieve certain economies of scale, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

In considering the sub-advisory Agreements, the Board also considered the existence of any economies of scale and whether they would be passed along to the Funds' shareholders, but noted that any such economies would likely be generated at the Fund level rather than at the subadviser level.

FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of December 31, 2010, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

       NAME,
   YEAR OF BIRTH,
  YEAR ELECTED AND
  NUMBER OF FUNDS                                                PRINCIPAL OCCUPATION(S)
      OVERSEEN                                                   DURING PAST 5 YEARS AND
                                                           OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------     ----------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.          Chairman, Bloc Global Services Group, LLC (commodities business) (2010 to present). Managing
YOB: 1939                 Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington
44 Funds                  Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Evergreen Funds (88 portfolios) (1989 to present).

Philip R. McLoughlin      Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC
Chairman YOB: 1946        (investment management) (2009 to present). Partner, Cross Pond Partners, LLC (strategy consulting
47 Funds                  firm) (2006 to present). Director, World Trust Fund (1991 to present). Chairman and Trustee, Virtus
                          Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (8 portfolios) (2003 to present).
                          Director, DTF Tax-Free Income Fund, Inc. (1996 to present); Duff & Phelps Utility and Corporate Bond
                          Trust, Inc. (1996 to present); and DNP Select Income Fund Inc. (2009 to present). Director, Argo
                          Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara     Retired. Managing Director, U.S. Trust Company of New York (1982 to 2006). Director, DTF Tax-Free
YOB: 1951                 Income Fund, Inc. (2003 to present); Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to
47 Funds                  present); and DNP Select Income Fund Inc. (2009 to present).

James M. Oates            Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John
YOB: 1946                 Hancock Trust (93 portfolios) and John Hancock Funds II (74 portfolios) (2005 to present). Director,
44 Funds                  Stifel Financial (1996 to present). Director, Connecticut River Bank (1999 to present) and
                          Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to
                          present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial
                          Partners, LLC (2000 to present). President of the Board (1999 to present) and Director (1985 to present), Middlesex School. Chairman (1997 to 2006) and Non-Executive Chairman (2007 to present),
                          Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director,
                          Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee,
                          John Hancock Funds III (2005 to 2006).

Richard E. Segerson       Managing Director, Northway Management Company (1998 to present).
YOB: 1946
44 Funds

Ferdinand L.J. Verdonck   Director, The J.P. Morgan Continental European Investment Trust (1998 to present). Director, Groupe
YOB: 1942                 SNEF (electric and electronic installations) (1998 to present). Director, Galapagos N.V.
44 Funds                  (biotechnology) (2005 to present). Chairman, Amsterdam Molecular Therapeutics N.V. (biotechnology)
                          (2007 to present). Director, Movetis N.V. (biotechnology) (2008 to present). Director, Borje Berlin
                          A.G. (stock exchange) (2008 to 2009). Chairman, EASDAQ (stock exchange) (2001 to 2007). Chairman,
                          Banco Urquijo (1998 to 2006).


                               INTERESTED TRUSTEE

     The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


        NAME,
   YEAR OF BIRTH,
  YEAR ELECTED AND                                               PRINCIPAL OCCUPATION(S)
   NUMBER OF FUNDS                                               DURING PAST 5 YEARS AND
      OVERSEEN                                             OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------   ----------------------------------------------------------------------------------------------------------
George R. Aylward(1)      Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to
President                 2008), Chief Operating Officer (2004 to 2006), Vice President, Finance, (2001 to 2002), Virtus
YOB: 1964                 Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with
46 Funds                  Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management
                          (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007),
                          Vice President and Chief of Staff (2001 to 2004), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice
                          President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust
                          (f/k/a The Phoenix Edge Series Fund) (8 portfolios) (since 2010). Chairman, President and Chief
                          Executive Officer, The Zweig Funds (2 portfolios) (2006-present).

(1) Mr. Aylward is an "interested person," as defined in the 1940 Act, by reason of his position as President, and Chief Executive Officer of Virtus Investment Partners, Inc. ("Virtus"), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                       POSITION(S) HELD WITH
NAME, ADDRESS AND        TRUST AND LENGTH OF                                    PRINCIPAL OCCUPATION(S)
  YEAR OF BIRTH             TIME SERVED                                           DURING PAST 5 YEARS
------------------   ---------------------------   ---------------------------------------------------------------------------------
Francis G. Waltman   Senior Vice President         Executive Vice President, Head of Product Management (2009 to present), Senior
YOB: 1962            since 2008.                   Vice President, Asset Management Product Development (2008 to 2009), Senior Vice
                                                   President, Asset Management Product Development (2005 to 2007), Virtus
                                                   Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice
                                                   President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund)
                                                   (8 portfolios) (since 2010). Director (2008 to 2009), Director and President
                                                   (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning
                                                   Corporation). Director and Senior Vice President, Virtus Investment Advisers,
                                                   Inc. (2008 to present).

Nancy J. Engberg     Vice President and            Vice President and Chief Compliance Officer, Virtus Investment Partners, Inc.
YOB: 1956            Chief Compliance Officer      (2008-present); Chief Compliance Officer, Anti-Money Laundering Officer and
                     since 2010.                   Assistant Secretary, of Virtus Variable Insurance Trust (8 portfolios) (since
                                                   2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003-2008).

W. Patrick Bradley   Chief Financial Officer and   Senior Vice President, Fund Administration (2009 to present), Vice President,
YOB: 1972            Treasurer since 2005.         Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax
                                                   (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice
                                                   President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer
                                                   (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series
                                                   Fund) (8 portfolios). Chief Financial Officer and Treasurer (2005 to present),
                                                   Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds
                                                   Family.

Kevin J. Carr        Vice President, Chief Legal   Senior Vice President (2009 to present), Counsel and Secretary (2008 to present)
YOB: 1954            Officer, Counsel and          and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or
                     Secretary since 2005.         certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and
                                                   Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund)
                                                   (8 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance
                                                   Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers
                                                   Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel
                                                   and certain other positions, The Hartford Financial Services Group (1995 to
                                                   2005).

VIRTUS INSIGHT TRUST
101 Munson Street
Greenfield, MA 01301

TRUSTEES
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck

OFFICERS
George R. Aylward, President
Francis G. Waltman, Senior Vice President
Nancy J. Engberg, Vice President and
   Chief Compliance Officer
   W. Patrick Bradley, Chief Financial Officer and Treasurer
   Kevin J. Carr, Vice President, Chief Legal Officer,
   Counsel and Secretary

INVESTMENT ADVISER
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506

PRINCIPAL UNDERWRITER
VP Distributors, Inc.
100 Pearl St.
Hartford, CT 06103-4506

TRANSFER AGENT
VP Distributors, Inc.
100 Pearl Street
Hartford, CT 06103-4506

CUSTODIANS
The Bank of New York Mellon
One Wall Street
New York, NY 10286-2501

PFPC Trust Company
(A Bank of New York Mellon Company)
8800 Tinicum Boulevard
Philadelphia, PA 19153-3111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

HOW TO CONTACT US

Mutual Fund Services       1-800-243-1574
Adviser Consulting Group   1-800-243-4361
Telephone Orders           1-800-367-5877
Text Telephone             1-800-243-1926
Web site                       virtus.com

IMPORTANT NOTICE TO SHAREHOLDERS

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

                           (VIRTUS MUTUAL FUNDS LOGO)                PRSRT STD
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                     LANCASTER,
                                                                         PA
                                                                    PERMIT 1793

                    c/o State Street Bank and Trust Company
                                 P.O. Box 8301
                             Boston, MA 02266-8301

For more information about Virtus mutual funds, please call your financial representative, or contact us at 1-800-243-1574 or virtus.com.

8004                                                                       02-11

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
          (b) of the instructions for completion of this Item.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has an "audit committee financial expert" serving on its Audit Committee.

(a)(2) James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert." Mr. Oates is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $301,517 for 2010 and $395,918 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $30,605 for 2010 and $49,137 for 2009. This represents the review of the semi-annual financial statements, and out of pocket expenses.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $51,040 for 2010 and $71,450 for 2009.

          "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
          (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Virtus Insight Trust (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

          The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  0% for 2010 and 2009

               (c)  0% for 2010 and 2009

               (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $398,818 for 2010 and $446,121 for 2009.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Virtus Insight Trust


By (Signature and Title)* /s/ George R. Aylward
                          -----------------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ George R. Aylward
                          -----------------------------------------
                          George R. Aylward, President
                          (principal executive officer)

Date March 10, 2011


By (Signature and Title)* /s/ W. Patrick Bradley
                          -----------------------------------------
                          W. Patrick Bradley, Chief Financial
                          Officer and Treasurer
                          (principal financial officer)

Date March 10, 2011

* Print the name and title of each signing officer under his or her signature.